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Take stock of our family of funds

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Fortis stock funds
annual report
August 31, 1999

FORTIS FINANCIAL GROUP

[PICTURE]

  CONTENTS

  LETTER TO SHAREHOLDERS                  2
  SCHEDULE OF INVESTMENTS
     FORTIS ASSET ALLOCATION
       PORTFOLIO                          9
     FORTIS VALUE FUND                   18
     FORTIS GROWTH AND INCOME
       FUND                              21
     FORTIS CAPITAL FUND                 24
     FORTIS GROWTH FUND                  27
     FORTIS CAPITAL APPRECIATION
       PORTFOLIO                         29

  STATEMENTS OF ASSETS AND
    LIABILITIES                          32

  STATEMENTS OF OPERATIONS               34

  STATEMENTS OF CHANGES IN
    NET ASSETS
     FORTIS ASSET ALLOCATION
       PORTFOLIO                         36
     FORTIS VALUE FUND                   37
     FORTIS GROWTH AND INCOME
       FUND                              38
     FORTIS CAPITAL FUND                 39
     FORTIS GROWTH FUND                  40
     FORTIS CAPITAL APPRECIATION
       PORTFOLIO                         41

  NOTES TO FINANCIAL STATEMENTS          42

  BOARD OF DIRECTORS AND OFFICERS        60

TOLL-FREE PERSONAL ASSISTANCE

 - Shareholder Services

 - (800) 800-2000, Ext. 3012

 - 7:30 a.m. to 5:30 p.m. CST, M-Th

 - 7:30 a.m. to 5:00 p.m. CST, F

TOLL-FREE INFORMATION LINE

 - For daily account balances,
   transaction activity or net asset
   value information

 - (800) 800-2000, Ext. 4344

 - 24 hours a day

FOR MORE INFORMATION ABOUT FORTIS FINANCIAL GROUP'S FAMILY OF PRODUCTS, CALL YOUR INVESTMENT REPRESENTATIVE OR THE HOME OFFICE AT (800) 800-2000.

TO ORDER PROSPECTUSES OR SALES LITERATURE FOR ANY FORTIS PRODUCT, CALL
(800) 800-2000, EXT. 4579.

HIGHLIGHTS

FOR THE YEAR ENDED AUGUST 31, 1999

                                     CLASS A    CLASS B    CLASS C    CLASS H    CLASS Z
                                     --------   --------   --------   --------   --------
FORTIS ASSET ALLOCATION PORTFOLIO
NET ASSET VALUE PER SHARE:
  Beginning of period..............  $16.91     $16.80     $16.74     $16.79     $19.05*
  End of period....................  $18.43     $18.30     $18.22     $18.29     $18.44*
TOTAL RETURN                          22.96%     22.32%     22.27%     22.32%     -3.20%*
DISTRIBUTIONS PER SHARE:
  From net investment income.......  $0.290     $0.189     $0.189     $0.189         --
  From net realized gains on
    investments....................  $1.960     $1.960     $1.960     $1.960         --

FORTIS VALUE FUND
NET ASSET VALUE PER SHARE:
  Beginning of year................  $11.85     $11.71     $11.72     $11.72
  End of year......................  $13.28     $13.06     $13.07     $13.07
TOTAL RETURN                          24.10%     23.20%     23.18%     23.18%
DISTRIBUTIONS PER SHARE:
  From net investment income.......  $0.049         --         --         --
  From net realized gains on
    investments....................  $1.302     $1.302     $1.302     $1.302

FORTIS GROWTH & INCOME FUND
NET ASSET VALUE PER SHARE:
  Beginning of year................  $13.20     $13.16     $13.16     $13.16
  End of year......................  $14.83     $14.77     $14.76     $14.76
TOTAL RETURN                          16.84%     16.08%     16.00%     16.00%
DISTRIBUTIONS PER SHARE:
From net investment income.........  $0.184     $0.101     $0.101     $0.101
From net realized gains on
  investments......................  $0.390     $0.390     $0.390     $0.390

FORTIS CAPITAL FUND
NET ASSET VALUE PER SHARE:
  Beginning of year................  $22.37     $21.73     $21.73     $21.74
  End of year......................  $22.81     $21.77     $21.76     $21.78
TOTAL RETURN                          37.88%     36.94%     36.87%     36.91%
DISTRIBUTIONS PER SHARE:
From net realized gains on
  investments......................  $6.262     $6.262     $6.262     $6.262

FORTIS GROWTH FUND
NET ASSET VALUE PER SHARE:
  Beginning of year................  $29.78     $28.85     $28.85     $28.86     $30.00
  End of year......................  $30.80     $29.26     $29.26     $29.28     $31.23
TOTAL RETURN                          40.00%     38.98%     38.98%     39.00%     40.49%
DISTRIBUTIONS PER SHARE:
From net realized gains on
  investments......................  $9.570     $9.570     $9.570     $9.570     $9.570

FORTIS CAPITAL APPRECIATION
  PORTFOLIO
NET ASSET VALUE PER SHARE:
  Beginning of year................  $26.42     $25.90     $25.92     $25.92
  End of year......................  $36.04     $34.91     $34.94     $34.94
TOTAL RETURN                          80.27%     79.35%     79.33%     79.33%
DISTRIBUTIONS PER SHARE:
From net realized gains on
  investments......................  $8.500     $8.500     $8.500     $8.500

  * For the period July 27,1999 (inception of class) to August 31, 1999.

HOW TO USE THIS REPORT

For a quick overview of each fund's performance during the past year, refer to the Financial Highlights. The letters from the portfolio managers and president provide a more detailed analysis of the funds and financial markets.

The charts alongside the letters are useful because they provide more information about your investments. The top holdings chart shows the types of securities in which the fund invests, and the pie chart shows a breakdown of the fund's assets by sector. The portfolio changes show the investment decisions your fund manager has made over the period in response to changing market conditions.

The performance charts graphically compare the funds' total return performance with a selected investment index. Remember, however, that an index may reflect the performance of securities the fund may not hold. Also, the index does not deduct sales charges, investment advisory fees and other fund expenses, whereas your fund does. Individuals cannot buy an unmanaged index fund without incurring some charges and expenses.

This report is just one of several tools you can use to learn more about your investment in the Fortis Family of Mutual Funds. Your investment representative, who understands your personal financial situation, can best explain the features of your investment and how it's designed to help you meet your financial goals.

                         FORTIS ASSET ALLOCATION FUND
                         This is Fortis' most conservative fund choice that includes stocks; it merges three major categories of assets --
                         stocks, bonds and money markets -- into one fund to reduce
        [PHOTO]          risk and maximize return.

                         FORTIS VALUE FUND
                         This fund invests in large, established companies whose
                         stocks are currently offered at a price fund managers
        [PHOTO]          consider low but that they expect to appreciate.

                         FORTIS GROWTH & INCOME FUND
                         This fund invests in some of the world's biggest, most
                         established companies and is Fortis' most conservative
                         large-cap offering. The fund seeks both capital appreciation
        [PHOTO]          and income.

                         FORTIS CAPITAL FUND
                         This fund has the distinction of being Fortis' oldest and
                         one of our most popular large-cap stock fund offerings. The
        [PHOTO]          primary goal of the fund is long-term growth.

                         FORTIS GROWTH FUND
                         This fund has been a favorite of generations of Fortis
                         investors. It invests in established, medium-size companies which fund managers believe to have the potential for
        [PHOTO]          above-average earnings growth.

                         FORTIS CAPITAL APPRECIATION FUND
                         Our small-cap stock fund offers the potential for high total returns. It's the most volatile of the Fortis stock funds
                         because investing in small companies generally involves more
        [PHOTO]          risk.

[LOGO]

DEAR SHAREHOLDER:

The stock market recorded very strong gains for the year ended August 31, 1999. The S&P 500 rose 39.80%, the DJIA was up 46.08%, the S&P Mid Cap index advanced 41.55% and the Russell 2000 small cap index rose 28.37%. Your Fortis funds also recorded very strong performance for the year. Clearly all of these results are substantially above norms and reflect in part the fact that the low of the equity market for the last two years was reached on August 31, 1998, exactly one year ago. The lows of last fall accompanied investor concern over a continuing weakening of Asian economies and the potential for huge losses in the bond and currency markets stemming from poor investment decisions on the part of a very large hedge fund, Long Term Capital.

The Federal Reserve acted promptly to shore up confidence by brokering a recovery plan for Long Term Capital and also by instigating a series of interest rate declines. By the fourth quarter of last year, the outlook was considerably better. Long Term Capital did not fail, lower interest rates stimulated the economy and consumer spending. Corporations continued to spend heavily on technology and corporate profits began to climb. The stock market began to rise again.

Fueled by strong domestic economic growth, particularly among consumers, corporate profits and revenue growth have continued to expand in 1999. Additionally, international markets appear to be in the bottoming process with some showing strength that is leading to better demand around the globe. Buoyed by significant tax refunds and positive consumer attitudes stemming from rising real wages and confidence in employment, consumer spending on autos, housing, and related items help to generate GDP growth in the area of 5% in the first half.

Strong economies are good environments for stocks. One of the by-products of this strength is that a broad range of industries and companies are participating in the economic recovery. As a result, investors who had flocked to very large, secure growth companies for most of 1998, found that good growth could be found, at much lower prices, in industries which had been ignored. As a result, early in the second quarter, value stocks abruptly started to outperform growth stocks for the first time in over two years, resulting in strong performance of value and small cap stocks. Sectors, which are sensitive to economic activity, trade, and raw materials including capital equipment, energy, and basic materials, are up more than twice the rate of the overall market. Many growth-oriented styles have not fared as well in the most recent reporting period.

Given that inventories were very low, this growth surge has resulted in strong demand for commodities, such as oil and paper, which has led to a firming in prices and resulted in somewhat higher inflation than we experienced in the previous 18 months. The bond market has reacted swiftly to the scent of inflation and the Federal Reserve Board has echoed with a 50 basis point increase in interest rates this summer. The stock market improvement that commenced a year ago has stalled and equities have been locked in a trading range for the last several months, which we expect to continue a while longer. However, over the next year, we continue to anticipate that stocks will move higher, albeit at a more normal pace, as the economy continues to expand and corporate profits move higher.

       /s/ Dean C. Kopperud                /s/ Lucinda S. Mezey                /s/ Howard H. Hudson
         Dean C. Kopperud                    Lucinda S. Mezey                    Howard H. Hudson
            President                    Vice President, Equities                 Vice President
                                                                                   Fixed Income

PORTFOLIO ALLOCATION AS OF 8/31/99

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Common Stocks                         59.3%
Corporate Bonds-Investment Grade      16.4%
U.S. Government Securities            12.2%
Corporate Bonds-Non-Investment Grade   6.1%
Asset Backed Securities                3.3%
Cash Equivalents/Receivables           2.7%

TOP 10 HOLDINGS AS OF 8/31/99

                                                                                      Percent of
Stocks                                                                                Net Assets
------------------------------------------------------------------------------------------------
                   1.   U.S. Treasury Note (6.125%) 2007                                 3.9%
                   2.   U.S. Treasury Strip (6.10%) 2019                                 2.4%
                   3.   U.S. Treasury Note (5.50%) 2003                                  2.2%
                   4.   Interpublic Group of Companies, Inc.                             1.6%
                   5.   AES Corp.                                                        1.4%
                   6.   American International Group, Inc.                               1.4%
                   7.   Motorola, Inc.                                                   1.2%
                   8.   General Electric Co.                                             1.2%
                   9.   Tyco International Ltd.                                          1.2%
                  10.   Williams Companies, Inc.                                         1.2%

CLASS B, C, H AND Z AVERAGE ANNUAL TOTAL RETURNS

                                                                                    Since
                                                                  1 Year          Inception
----------------------------------------------------------------------------------------------
Class B sharesDiamond                                                +22.32%           +14.54%+
Class B sharesDiamond Diamond                                        +18.72%           +14.32%+
Class C sharesDiamond                                                +22.27%           +14.47%+
Class C sharesDiamond Diamond                                        +21.27%           +14.47%+
Class H sharesDiamond                                                +22.32%           +14.54%+
Class H sharesDiamond Diamond                                        +18.72%           +14.31%+
Class Z shares                                                     --                   -3.20%++

Past performance is not indicative of future performance. Total returns include reinvestment of all dividend and capital gains distributions. The performance of the separate classes (A, B, C, H and Z) will vary based on the differences in sales loads and distribution fees paid by shareholders investing in the different classes. Class A has a maximum sales charge of 4.75%, Class B and H have a CDSC of 4.00% if redeemed within two years or 3.00% if redeemed in year three or four, 2.00% if redeemed in year five and 1.00% if redeemed in year six (with a waiver of 10% of the amount invested).
Class C has a CDSC of 1.00% if redeemed within one year of purchase. Class Z has no sales charge or CDSC.
        Diamond  Without CDSC.
Diamond Diamond  With CDSC. Assumes redemption on August 31, 1999.
              + Since November 14, 1994 -- Date shares were first offered to the public.
             ++ Total return since July 27, 1999 -- Date shares were first offered to the public.

FORTIS ASSET ALLOCATION PORTFOLIO

STOCKS, BONDS AND CASH BLENDED TO SMOOTH OUT THE HIGHS AND LOWS

The Fortis Asset Allocation Fund at fiscal year end was targeted at 60% equities with remaining assets in fixed income instruments. The asset balance is adjusted as the investment outlook changes. For most of the fiscal year, equities represented 65% of the total portfolio, but the equity ratio was reduced in August 1999. In the view of the Asset Allocation committee, the outlook for bonds has become somewhat more attractive given the back up in interest rates and the expectation that equities could see more vulnerability to the higher interest rate levels.

During the year, the portfolio posted a return of 22.96% for Class A before sales charge. Over the same period, the S&P 500 Index returned 39.80% and the Lehman Brothers Aggregate Bond Index returned 0.80%. Within the equity portion of the portfolio, the technology and service sectors represent the largest weightings. Utilities, primarily telecommunications companies, and energy holdings represent other overweightings in the portfolio. Larger capitalization growth stocks with leading or dominant market positions are mainly utilized in the equity portion of this account.

On the fixed income side, improvement in global economies in the beginning of 1999 contributed to the improved liquidity in non-Treasury securities, particularly in the corporate market. Stronger demand for debt obligations that command a yield premium to U.S. Treasuries, along with Korea's upgrade by the rating agencies, generated good momentum that caused the yield premium, or spread, to tighten. As concerns about inflation developed, Treasury yields rose more than 1% in some maturities reflecting anticipation of a tighter monetary policy. The 30-year yields increased 0.88% to 5.97% and non-government yield spread widened as a result.

In the beginning of the year we lengthened the duration of the fixed income portion of the portfolio in relation to the benchmark and increased our exposure to corporate bonds at the expense of U.S. Treasuries and Mortgage backed securities. Once it became apparent that the Federal Reserve was reevaluating last fall's easing, we reduced our portfolio duration to that of the benchmark and reduced our overweighting in corporate bonds to a neutral position.

Looking forward, the Federal Reserve is likely to significantly affect the outlook for the economy and corporate profits as well as the outlook for various asset classes. Recent Federal Reserve tightenings have spawned a cautionary atmosphere. While further Federal Reserve tightenings may reduce growth expectations, it would also reduce inflationary expectations. On the equity side of the equation, a focus on solid growth opportunities appears to be a rewarding strategy in the period ahead.

VALUE OF $10,000 INVESTED SEPTEMBER 1, 1989

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                 LEHMAN BROTHERS                   ASSET ALLOCATION PORTFOLIO
                             Aggregate Bond Index***  S&P 500****                     Class A
9/1/89                                       $10,000      $10,000                      $9,525
90                                           $10,723       $9,502                      $9,268
91                                           $12,291      $12,056                     $11,283
92                                           $13,949      $13,015                     $12,616
93                                           $15,480      $14,985                     $14,046
94                                           $15,246      $15,802                     $14,572
95                                           $16,969      $19,192                     $17,364
96                                           $17,666      $22,781                     $18,186
97                                           $19,433      $32,049                     $22,664
98                                           $21,486      $34,645                     $23,278
99                                           $21,657      $48,441                     $28,621
Asset Allocation Portfolio
Average Annual Total Return
                                              1 Year       5 Year                     10 Year
Class A*                                     +17.12%      +13.35%                     +11.09%
Class A**                                    +22.96%      +14.46%                     +11.63%

                          Annual period ended August 31
Past performance is not indicative of future performance. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.
                    * SEC defined total returns, including reinvestment of all dividend and capital gains distributions and the reduction due to the maximum sales charge of 4.75%. Prior to January 1, 1996, the portfolio had a sales charge of 4.50%, and therefore, these figures do not represent actual performance that would have been achieved by investing as described above.
                   ** These are the portfolio's total returns during the period, including reinvestment of all dividend and capital gains distributions without adjustment for sales charge.
                  *** An unmanaged index of government, corporate, and mortgage-backed securities with an average maturity of approximately nine years.
                 ****  This is an unmanaged index of 500 common stocks.

TEN LARGEST STOCK PORTFOLIO CHANGES FOR THE PERIOD ENDED 8/31/99

ADDITIONS:                                                    Potomac Electric Power Co.        Hartford Life, Inc.
Cabletron Systems, Inc.                                       Royal Dutch Petroleum Co.          Class A
CBS Corp.                                                      NY Shares                        MCI Worldcom, Inc.
JDS Uniphase Corp.                                            Tyco International Ltd.           Monsanto Co.
Marsh & McLennan Companies, Inc.                              ELIMINATIONS:                     Mylan Laboratories, Inc.
Merrill Lynch & Co., Inc.                                     Costco Companies, Inc.            Pharmacia & Upjohn, Inc.
NCR Corp.                                                     Eli Lilly & Co.                   Philip Morris
PE Corp - PE Biosystems Group                                 Fannie Mae                         Companies, Inc.
                                                                                                Warner-Lambert Co.

PORTFOLIO COMPOSITION BY INDUSTRY AS OF 8/31/99

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Other                          38.1%
Financial Services             14.0%
Oil-Crude Petroleum and Gas    10.6%
Insurance                       5.9%
Telephone Services              5.4%
Business Services               5.3%
Computer-Software               4.9%
Banks                           4.6%
Office Equipment and Supplies   3.3%
Automobile Manufacturers        3.1%
Telecommunication Equipment     3.0%
Cash Equivalents/Receivables    1.8%

TOP 10 HOLDINGS AS OF 8/31/99

                                                                                      Percent of
Stocks                                                                                Net Assets
------------------------------------------------------------------------------------------------
                   1.   Citigroup, Inc.                                                  3.6%
                   2.   Exxon Corp.                                                      3.6%
                   3.   American International Group, Inc.                               2.6%
                   4.   Fannie Mae                                                       2.3%
                   5.   Hewlett-Packard Co.                                              2.2%
                   6.   Bank of America Corp.                                            2.1%
                   7.   Chase Manhattan Corp.                                            2.0%
                   8.   Phillips Petroleum Co.                                           2.0%
                   9.   Ford Motor Co.                                                   1.8%
                  10.   Baxter International, Inc. (with rights)                         1.7%

CLASS B, C AND H AVERAGE ANNUAL TOTAL RETURNS

                                                                                    Since
                                                                  1 Year         Inception+
----------------------------------------------------------------------------------------------
Class B sharesDiamond                                                +23.20%           +14.22%
Class B sharesDiamond Diamond                                        +19.60%           +13.71%
Class C sharesDiamond                                                +23.18%           +14.24%
Class C sharesDiamond Diamond                                        +22.18%           +14.24%
Class H sharesDiamond                                                +23.18%           +14.24%
Class H sharesDiamond Diamond                                        +19.58%           +13.73%

Past performance is not indicative of future performance. Total returns include reinvestment of all dividend and capital gains distributions. The performance of the separate classes (A, B, C, and H) will vary based on the differences in sales loads and distribution fees paid by shareholders investing in the different classes. Class A has a maximum sales charge of 4.75%, Class B and H have a CDSC of 4.00% if redeemed within two years of purchase, 3.00% if redeemed in year three or four, 2.00% if redeemed in year five and 1.00% if redeemed in year six (with a waiver of 10% of the amount invested). Class C has a CDSC of 1.00% if redeemed within one year of purchase.
        Diamond  Without CDSC.
Diamond Diamond  With CDSC. Assumes redemption on August 31, 1999.
              +  Shares were first offered to the public January 2, 1996.

FORTIS VALUE FUND

QUALITY STOCKS, INEXPENSIVELY PRICED

For the twelve months ended August 31, 1999, the Barra Value Index advanced 34.04% while the Fortis Value Fund portfolio returned 24.10% for Class A before sales charge.

The fund's primary strategy is to invest in undervalued companies with accelerating growth, where we anticipate a company's growth rate to rise over time. To the extent that we cannot find undervalued companies with accelerating earnings, we focus on our secondary criteria, inexpensively valued growth. We continue to maintain adequate diversification across market sectors and remain focused on stock selection.

Texas Instruments was one of the fund's better performing stocks during the past year. Recently we have added Pepsi Bottling Group to the portfolio, a company which we feel has relatively attractive prospects at a reasonable valuation.

Looking ahead, we see the economy in the late stages of the current expansion and we expect to see slower economic growth. We believe that the health care sector is a logical place for us to invest in this kind of environment because companies in the business of providing goods and services used in the delivery of health care tend to enjoy relatively stable demand.

Rising interest rates or slowing global growth could negatively affect the fund's performance. We continue to monitor the effects of interest rates and the economy on the fund's holdings.

We remain focused on investing in undervalued companies with accelerating growth or inexpensively valued growth. We believe that this investment philosophy will provide good returns to shareholders for the long term.

VALUE OF $10,000 INVESTED JANUARY 2, 1996

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                             S&P 500***  VALUE FUND CLASS A  BARRA VALUE****
1/2/96                          $10,000              $9,525          $10,000
96                              $10,752             $10,239          $10,686
97                              $15,126             $13,174          $14,946
98                              $16,352             $12,843          $14,889
99                              $22,863             $15,938          $19,957
VALUE FUND
AVERAGE ANNUAL TOTAL RETURN
                                                      SINCE
                                 1 YEAR    JANUARY 2, 1996@
CLASS A*                        +18.21%             +13.56%
CLASS A**                       +24.10%             +15.08%

                          Annual period ended August 31
Past performance is not indicative of future performance. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.
                    * SEC defined total returns, including reinvestment of all dividend and capital gains distributions and the reduction due to the maximum sales charge of 4.75%.
                   ** These are the portfolio's total returns during the period, including reinvestment of all dividend and capital gains distributions without adjustment for sales charge.
                  ***  An unmanaged index of 500 common stocks.
                 **** The Barra Value Index is a capitalization-weighted index of all the stocks in the Standard & Poor's 500 that have low price-to-book ratios. It is designed so that approximately
                       50% of the S&P 500 market capitalization is in the Value
                       Index. Going forward, the fund will use the S & P Barra
                       Value Index because it is better suited for the investment strategy of the fund.
                    @  Date shares were first offered to the public.

TEN LARGEST PORTFOLIO CHANGES FOR THE PERIOD ENDED 8/31/99

ADDITIONS:                                                    ELIMINATIONS:
Bank of America Corp.                                         CMS Energy Corp.
Citigroup, Inc.                                               Cooper Industries, Inc.
Exxon Corp.                                                   Fort James Corp.
Ford Motor Co.                                                Hubbell, Inc. Class B
Freddie Mac                                                   McGraw-Hill Companies, Inc.
Hewlett-Packard Co.                                           Mead Corp.
MCI WorldCom, Inc.                                            Newell Co.
Philip Morris Companies, Inc.                                 S & P 500 Depositary Receipt
Phillips Petroleum Co.                                        Tenet Healthcare Corp.
Raytheon Co. Class B                                          Wang Labs, Conv., Ser B 6.50%

COMPOSITION BY INDUSTRY AS OF 8/31/99

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Other                         36.7%
Oil-Crude Petroleum and Gas   11.5%
Telephone Services            10.2%
Natural Gas Transmissions      6.5%
Food                           6.3%
Drugs                          5.6%
Utilities-Electric             5.1%
Insurance                      5.0%
Financial Services             3.4%
Banks                          3.3%
Publishing                     3.3%
Cash Equivalents/Receivables   3.1%

TOP 10 HOLDINGS AS OF 8/31/99

                                                                                      Percent of
Stocks                                                                                Net Assets
------------------------------------------------------------------------------------------------
                   1.   Enron Corp.                                                      3.3%
                   2.   Mobil Corp.                                                      2.5%
                   3.   SBC Communications, Inc.                                         2.3%
                   4.   McGraw Hill Companies, Inc.                                      2.2%
                   5.   Ameritech Corp.                                                  2.1%
                   6.   American International Group, Inc.                               2.0%
                   7.   Quaker Oats Co.                                                  2.0%
                   8.   American Home Products Corp.                                     2.0%
                   9.   General Electric Co.                                             2.0%
                  10.   Pharmacia and UpJohn, Inc.                                       1.9%

CLASS B, C AND H AVERAGE ANNUAL TOTAL RETURNS

                                                                                    Since
                                                                  1 Year         Inception+
----------------------------------------------------------------------------------------------
Class B sharesDiamond                                                +16.08%           +13.12%
Class B sharesDiamond Diamond                                        +12.48%           +12.59%
Class C sharesDiamond                                                +16.00%           +13.10%
Class C sharesDiamond Diamond                                        +15.00%           +13.10%
Class H sharesDiamond                                                +16.00%           +13.10%
Class H sharesDiamond Diamond                                        +12.40%           +12.57%

Past performance is not indicative of future performance. Total returns include reinvestment of all dividend and capital gains distributions. The performance of the separate classes (A, B, C, and H) will vary based on the differences in sales loads and distribution fees paid by shareholders investing in the different classes. Class A has a maximum sales charge of 4.75%, Class B and H have a CDSC of 4.00% if redeemed within two years of purchase, 3.00% if redeemed in year three or four, 2.00% if redeemed in year five and 1.00% if redeemed in year six (with a waiver of 10% of the amount invested). Class C has a CDSC of 1.00% if redeemed within one year of purchase.
        Diamond  Without CDSC.
Diamond Diamond  With CDSC. Assumes redemption on August 31, 1999.
              +  Shares were first offered to the public January 2, 1996.

FORTIS GROWTH & INCOME FUND

CONSERVATIVE GROWTH WITH PERIODIC DIVIDENDS

The year ended August 31, 1999, proved to be a volatile year in the equity markets. Asian economic problems and domestic liquidity problems triggered three rate cuts by the Federal Reserve last fall. This easier monetary environment produced a surge in the US stock market from last autumn's depressed levels. However, concerns continued to build that a strong economy would unleash inflationary forces that could undermine the market's lofty valuations. The Federal Reserve responded to the inflationary concerns by raising rates twice over the summer, with some fearing further increases in the future.

Over this period, the Growth and Income Class A shares with no sales charge registered a gain of 16.84% which compares to a 39.80% rise in the S&P 500 Index. This Index is comprised of the weighted average of 500 of the largest US companies as calculated by Standard & Poors. The fund's under performance is due primarily to its more conservative investment stance and to a significantly below market weighting in the technology sector. Technology has been a market leader during this fiscal year, but this sector provides virtually no income growth.

We continue our strategy to invest in companies with above average dividend yields so as to produce current yield above the S&P 500. In light of the fund's under performance, it seems prudent to place more emphasis on the growth of dividends over time as opposed to current yields. Such a strategy should allow greater representation in the growth sectors of the economy. The Growth and Income Fund, however, will continue to retain a somewhat more conservative stance than the overall market.

At fiscal year end, the fund's largest concentrations are in the utility, financial and energy sectors. The technology sector is likely to increase its weighting in future periods as dividend growth receives greater emphasis. Looking forward, one must recognize the high valuations being placed on the stock market and therefore should be cautious towards factors that could negatively affect these valuations. However, we remain positive on the US economy's long term outlook in a rapidly changing world. An investment strategy dedicated to consistent earnings and dividend growth should prove rewarding in the periods ahead.

VALUE OF $10,000 INVESTED JANUARY 2, 1996

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                             S&P 500***  GROWTH & INCOME FUND CLASS A
1/2/96                          $10,000                        $9,525
96                              $10,752                        $9,916
97                              $15,126                       $12,792
98                              $16,352                       $13,151
99                              $22,863                       $15,366
GROWTH & INCOME FUND
AVERAGE ANNUAL TOTAL RETURN
                                                                SINCE
                                 1 YEAR              JANUARY 2, 1996@
CLASS A*                        +11.29%                       +12.43%
CLASS A**                       +16.84%                       +13.94%

                          Annual period ended August 31
Past performance is not indicative of future performance. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.
                    * SEC defined total returns, including reinvestment of all dividend and capital gains distributions and the reduction due to the maximum sales charge of 4.75%.
                   ** These are the portfolio's total returns during the period, including reinvestment of all dividend and capital gains distributions without adjustment for sales charge.
                  ***  An unmanaged index of 500 common stocks.
                    @  Date shares were first offered to the public.

TEN LARGEST STOCK PORTFOLIO CHANGES FOR THE PERIOD ENDED 8/31/99

ADDITIONS:                                                    ELIMINATIONS:
Aon Corp.                                                     Clorox Co.
AT&T Corp.                                                    Duke Energy Corp.
Baker Hughes, Inc.                                            Eastman Kodak Co.
Conoco, Inc. Class B                                          Endesa S.A. ADR
Illinova Corp.                                                New Plan Excel Realty Trust
J.P. Morgan & Co., Inc.                                       Glaxo Wellcome plc ADR
Potomac Electric Power Co.                                    Heinz (H.J.) Co.
Qwest Trends Trust, Conv. 5.75%                               Household International, Inc.
SYSCO Corp.                                                   Merck & Co., Inc.
Tribune Co., Conv. 2.00%                                      Rite Aid Corp.

PORTFOLIO COMPOSITION BY INDUSTRY AS OF 8/31/99

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Other                                   46.6%
Oil-Crude Petroleum and Gas              8.2%
Computer-Communication Equipment         6.6%
Electronic-Semiconductor and Capacitor   5.3%
Drugs                                    5.3%
Broadcasting                             4.7%
Business Services                        4.7%
Utilities-Electric                       4.5%
Telecommunication Equipment              4.1%
Telephone Services                       3.9%
Natural Gas Transmissions                3.8%
Cash Equivalents/Receivables             2.3%

TOP 10 HOLDINGS AS OF 8/31/99

                                                                                      Percent of
Stocks                                                                                Net Assets
------------------------------------------------------------------------------------------------
                   1.   American International Group, Inc.                               2.4%
                   2.   AES Corp.                                                        2.3%
                   3.   Interpublic Group of Companies, Inc.                             2.3%
                   4.   General Electric Co.                                             2.1%
                   5.   Motorola, Inc.                                                   2.0%
                   6.   Tyco International Ltd.                                          2.0%
                   7.   Williams Companies, Inc.                                         2.0%
                   8.   NCR Corp.                                                        1.9%
                   9.   Enron Corp.                                                      1.9%
                  10.   JDS Uniphase Corp.                                               1.8%

CLASS B, C AND H AVERAGE ANNUAL TOTAL RETURNS

                                                                                    Since
                                                                  1 Year         Inception+
----------------------------------------------------------------------------------------------
Class B sharesDiamond                                                +36.94%           +18.78%
Class B sharesDiamond Diamond                                        +33.34%           +18.59%
Class C sharesDiamond                                                +36.87%           +18.77%
Class C sharesDiamond Diamond                                        +35.87%           +18.77%
Class H sharesDiamond                                                +36.91%           +18.79%
Class H sharesDiamond Diamond                                        +33.31%           +18.60%

Past performance is not indicative of future performance. Total returns include reinvestment of all dividend and capital gains distributions. The performance of the separate classes (A, B, C, and H) will vary based on the differences in sales loads and distribution fees paid by shareholders investing in the different classes. Class A has a maximum sales charge of 4.75%, Class B and H have a CDSC of 4.00% if redeemed within two years of purchase, 3.00% if redeemed in year three or four, 2.00% if redeemed in year fiive and 1.00% if redeemed in year six (with a waiver of 10% of the amount invested). Class C has a CDSC of 1.00% if redeemed within one year of purchase.
        Diamond  Without CDSC.
Diamond Diamond  With CDSC. Assumes redemption on August 31, 1999.
              + Since November 14, 1994 -- Date shares were first offered to the public.

FORTIS CAPITAL FUND

LONG-TERM GROWTH THROUGH LARGER, ESTABLISHED COMPANIES

The year ended August 31, 1999, proved to be quite a volatile period for equities. Buffeted by world economic problems centered in Asia and domestic liquidity problems, equities declined during the first part of the fiscal year. However, as the Federal Reserve responded with a significantly easier monetary policy, equities surged for much of the rest of the period. Recent concerns over rekindled inflationary expectations, underlined by two recent rate hikes by the Federal Reserve, caused equities to retreat. Further interest rate increases appear possible given the Federal Reserve's resolve to dampen any inflationary signs. The capital markets will have to grapple with those concerns in the period ahead. During the fiscal year, the Class A shares with no sales charge reported a gain of 37.88% which compares to an increase of 39.80% for the S&P 500 Index.

Fortis Capital Fund continues to emphasize large capitalization growth stocks, and is well diversified among industry sectors. Companies included in the portfolio typically hold leading or dominant positions in their respective industry. The portfolio is closely monitored as to the continued forward progress of its holdings and changes are made accordingly, if necessary. Currently, the technology and services sectors have the largest weightings in the portfolio, as the outlook for the companies held in these sectors continue to be promising. Energy holdings are also above market weightings in view of the positive outlook for energy demand and pricing. The financial sector has been reduced in view of the recent rise in interest rates.

Looking ahead, further moves if made by the Federal Reserve will likely affect the outlook for the economy and corporate profits. While Federal Reserve action could dampen growth expectations it would also reduce inflationary expectations. In this environment, we feel a rewarding investment strategy will be to focus on solid above-average growth opportunities.

VALUE OF $10,000 INVESTED SEPTEMBER 1, 1974

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                             S&P 500 ***  CAPITAL FUND CLASS A
9/1/74                           $10,000                $9,525
75                               $12,611               $11,043
76                               $15,529               $12,818
77                               $15,252               $12,315
78                               $17,156               $15,598
79                               $19,150               $17,240
80                               $22,622               $24,569
81                               $23,817               $27,730
82                               $24,606               $32,837
83                               $35,402               $50,894
84                               $37,594               $49,188
85                               $44,585               $56,790
86                               $61,926               $81,506
87                               $83,313              $103,670
88                               $68,516               $79,904
89                               $95,249              $114,944
90                               $90,505              $108,230
91                              $114,836              $139,014
92                              $123,963              $153,977
93                              $142,727              $166,111
94                              $150,510              $183,646
95                              $182,798              $223,120
96                              $216,992              $230,619
97                              $305,261              $310,357
98                              $329,993              $315,204
99                              $461,395              $434,598
CAPITAL FUND
AVERAGE ANNUAL TOTAL RETURN
                                  1 YEAR                5 YEAR   10 YEAR  25 YEARS
CLASS A*                        + 31.33%              + 17.65%  + 13.67%  + 16.28%
CLASS A**                       + 37.88%              + 18.80%  + 14.22%  + 16.51%

                          Annual period ended August 31
Past performance is not indicative of future performance. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.
                    * SEC defined total returns, including reinvestment of all dividend and capital gains distributions and the reduction due to the maximum sales charge of 4.75%. Prior to January 1, 1990, the portfolio had a sales charge of 8.50%, and therefore, these figures do not represent actual performance that would have been achieved by investing as described above.
                   ** These are the portfolio's total returns during the period, including reinvestment of all dividend and capital gains distributions without adjustment for sales charge.
                  ***  An unmanaged index of 500 common stocks.

TEN LARGEST PORTFOLIO CHANGES FOR THE PERIOD ENDED 8/31/99

ADDITIONS:                                         ELIMINATIONS:
Cabletron Systems, Inc.                            Cardinal Health, Inc.
CBS Corp.                                          Costco Companies, Inc.
JDS Uniphase Corp.                                 Eli Lilly & Co.
Marsh & McLennan Companies, Inc.                   Fannie Mae
Merrill Lynch & Co., Inc.                          Hartford Life, Inc. Class A
NCR Corp.                                          MCI Worldcom, Inc.
PE Corp - PE Biosystems Group                      Monsanto Co.
Potomac Electric Power Co.                         Mylan Laboratories, Inc.
Royal Dutch Petroleum Co. NY Shares                Unisys Corp.
Tyco International Ltd.                            Warner-Lambert Co.

PORTFOLIO COMPOSITION BY INDUSTRY AS OF 8/31/99

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Other                                   40.8%
Electronic-Semiconductor and Capacitor  11.4%
Computer-Software                       11.2%
Cash Equivalents/Receivables             7.0%
Medical Supplies                         4.9%
Advertising-Public Relations             4.4%
Telecommunication Equipment              4.0%
Drugs                                    3.9%
Broadcasting                             3.5%
Financial Services                       3.2%
Printing                                 2.9%
Oil-Crude Petroleum and Gas              2.8%

TOP 10 HOLDINGS AS OF 8/31/99

                                                                                      Percent of
Stocks                                                                                Net Assets
------------------------------------------------------------------------------------------------
                   1.   Waters Corp.                                                     2.7%
                   2.   MedImmune, Inc.                                                  2.4%
                   3.   Univision Communications, Inc.                                   2.2%
                   4.   National Instruments Corp.                                       1.9%
                   5.   Young & Rubicam, Inc.                                            1.7%
                   6.   LSI Logic Corp.                                                  1.7%
                   7.   Xilinx, Inc.                                                     1.7%
                   8.   MiniMed, Inc.                                                    1.6%
                   9.   SDL, Inc.                                                        1.6%
                  10.   Valassis Communications, Inc.                                    1.6%

CLASS B, C, H AND Z AVERAGE ANNUAL TOTAL RETURNS

                                                                                    Since
                                                                  1 Year          Inception
----------------------------------------------------------------------------------------------
Class B sharesDiamond                                                +38.98%           +16.27%+
Class B sharesDiamond Diamond                                        +35.38%           +16.06%+
Class C SharesDiamond                                                +38.98%           +16.27%+
Class C SharesDiamond Diamond                                        +37.98%           +16.27%+
Class H sharesDiamond                                                +39.00%           +16.28%+
Class H sharesDiamond Diamond                                        +35.40%           +16.07%+
Class Z shares                                                       +40.49%           +15.03%++

Past performance is not indicative of future performance. Total returns include reinvestment of all dividend and capital gains distributions. The performance of the separate classes (A, B, C, H and Z) will vary based on the differences in sales loads and distribution fees paid by shareholders investing in the different classes. Class A has a maximum sales charge of 4.75%, Class B and H have a CDSC of 4.00% if redeemed within two years of purchase, 3.00% if redeemed in year three or four, 2.00% if redeemed in year five and 1.00% if redeemed in year six (with a waiver of 10% of the amount invested). Class C has a CDSC of 1.00% if redeemed within one year of purchase. Class Z has no sales charge or CDSC.
        Diamond  Without CDSC.
Diamond Diamond  With CDSC. Assumes redemption on August 31, 1999.
              + Since November 14, 1994 -- Date shares were first offered to the public.
             ++ Since March 1, 1996 -- Date shares were first offered to the public.

FORTIS GROWTH FUND

MEDIUM-SIZED COMPANIES POISED TO BE TOMORROW'S LEADERS

During the year ended August 31, 1999, the Fortis Growth Fund posted a 40.00% return for Class A before sales charge, versus the S&P Midcap 400 which posted a 41.55% return. This index is the most relevant comparison for the Growth Fund, as the Funds primary investment focus is mid capitalization stocks, typically those with a market capitalization between $1 billion and $8 billion.

During the period under review the funds modest underperformance was attributable to its underweight position in cyclical stocks which significantly outperformed during the second quarter. The Morgan Stanley Cyclical index rose 19.6% during the second quarter versus the S&P Midcap index return of 13.6%. In addition to cyclical stocks the fund continues to be underweight utilities and financial stocks. The fund currently has a slightly overweight position in technology, where we continue to find new and innovative companies especially in telecommunications and semiconductors. Stocks such as Xilinx and Comverse Technology are two stocks we currently favor. Additionally, we see the recent rebound in energy prices as a positive catalyst for many of the mid cap energy stocks. Within energy we favor Transocean Offshore which is a global contract driller for oil and gas and Apache Corp which is an independent exploration and production company. We continue to maintain a market weighting in health care favoring names such as Minimed and Medimune.

Going forward, we expect steady domestic economic growth, moderate inflation, and stable interest rates to provide a positive backdrop for U.S. stock prices. U.S. corporate profits should also see an added benefit from an economic rebound in Asia. On a relative basis, be believe that mid cap growth stocks are currently more attractive than their larger cap brethren and we expect the valuation gap that has developed over the past three years to narrow.

VALUE OF $10,000 INVESTED SEPTEMBER 1, 1989

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                             S&P 500***  GROWTH FUND  S&P 400 MIDCAP****
                                           CLASS A
9/1/89                           10,000        9,525              10,000
90                                9,502        8,816               8,943
91                               12,056       12,481              12,331
92                               13,015       13,071              13,337
93                               14,985       16,035              16,476
94                               15,802       15,431              17,233
95                               19,192       19,584              20,767
96                               22,781       20,386              23,236
97                               32,049       25,892              31,894
98                               34,645       23,150              28,902
99                               48,441       32,410              40,909
GROWTH FUND
AVERAGE ANNUAL TOTAL RETURN
                                 1 YEAR       5 YEAR             10 YEAR
CLASS A*                       + 33.35%      +14.88%             +12.48%
CLASS AA**                     + 40.00%      +16.00%             +13.03%

                          Annual period ended August 31
Past performance is not indicative of future performance. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.
                    * SEC defined total returns, including reinvestment of all dividend and capital gains distributions and the reduction due to the maximum sales charge of 4.75%. Prior to January 1, 1990, the portfolio had a higher sales charge of 8.50%, and therefore, these figures do not represent actual performance that would have been achieved by investing as described above.
                   ** These are the portfolio's total returns during the period, including reinvestment of all dividend and capital gains distributions without adjustment for sales charge.
                  ***  An unmanaged index of 500 common stocks.
                 **** An unmanaged index of common stocks that measures the performance of the mid-range sector of the U.S. stock market. Going forward the fund will use the S&P 400 Midcap
                       Index because it is better suited for the investment strategy of the fund.

TEN LARGEST PORTFOLIO CHANGES FOR THE PERIOD ENDED 8/31/99

ADDITIONS:                                            ELIMINATIONS:
CIENA Corp.                                           BMC Software, Inc.
Electronics for Imaging, Inc.                         Cisco Systems, Inc.
Exodus Communications, Inc.                           HBO & Co.
LSI Logic Corp.                                       Life Re Corp.
MedImmune, Inc.                                       Medtronic, Inc.
MiniMed, Inc.                                         Microsoft Corp.
QLT PhotoTherapeutics, Inc.                           Solectron Corp.
SDL, Inc.                                             Staples, Inc.
Valassis Communications, Inc.                         Uniphase Corp.
Xilinx, Inc.                                          Watson Pharmaceuticals, Inc.

PORTFOLIO COMPOSITION BY INDUSTRY
AS OF 8/31/99

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Other                                   41.4%
Computer-Software                       13.8%
Electronic-Semiconductor and Capacitor   6.4%
Drugs                                    6.2%
Electronic Components                    6.1%
Cash Equivalents/Receivables             6.1%
Broadcasting                             4.1%
Business Services                        4.0%
Medical Supplies                         4.0%
Telecommuncation Equipment               2.9%
Financial Services                       2.5%
Computer-Hardware                        2.5%

TOP 10 HOLDINGS AS OF 8/31/99

                                                                                      Percent of
Stocks                                                                                Net Assets
------------------------------------------------------------------------------------------------
                   1.   TriQuint Semiconductor, Inc.                                     1.9%
                   2.   Harmonic, Inc.                                                   1.9%
                   3.   Mercury Interactive Corp.                                        1.7%
                   4.   MiniMed, Inc.                                                    1.5%
                   5.   JAKKS Pacific, Inc.                                              1.5%
                   6.   Macrovision Corp.                                                1.5%
                   7.   Galileo Technology Ltd.                                          1.4%
                   8.   Emulex Corp.                                                     1.2%
                   9.   Advanced Digital Information Corp.                               1.2%
                  10.   Insight Enterprises, Inc.                                        1.2%

CLASS B, C AND H AVERAGE ANNUAL TOTAL RETURNS

                                                                                    Since
                                                                  1 Year         Inception+
----------------------------------------------------------------------------------------------
Class B sharesDiamond                                                +79.35%           +17.67%
Class B sharesDiamond Diamond                                        +75.75%           +17.47%
Class C sharesDiamond                                                +79.33%           +17.69%
Class C sharesDiamond Diamond                                        +78.33%           +17.69%
Class H sharesDiamond                                                +79.33%           +17.69%
Class H sharesDiamond Diamond                                        +75.73%           +17.48%

Past performance is not indicative of future performance. Total returns include reinvestment of all dividend and capital gains distributions.
The performance of the separate classes (A, B, C, and H) will vary based on the differences in sales loads and distribution fees paid by shareholders investing in the different classes. Class A has a maximum sales charge of 4.75%, Class B and H have a CDSC of 4.00% if redeemed within two years or 3.00% if redeemed in year three or four, 2.00% if redeemed in year five and 1.00% if redeemed in year six (with a waiver of 10% of the amount invested). Class C has a CDSC of 1.00% if redeemed within one year of purchase.
   Diamond  Without CDSC.
   Diamond  With CDSC. Assumes redemption on August 31, 1999.
   Diamond
         + Since November 14, 1994 -- Date shares were first offered to the public.

FORTIS CAPITAL APPRECIATION PORTFOLIO

OPPORTUNITY THROUGH AMERICA'S ENTREPRENEURS

During the 12 month period ending August 31, 1999, the fund significantly outperformed both the Russell 2000 and the Russell 2000 growth indices -- the widely used benchmark for small capitalization portfolios. The Fund posted an 80.27% return for Class A before sales charge during the period versus a 28.37% return for the Russell 2000 and a 43.33% return for the Russell 2000 growth index. One fifth of the fund's total return was a result of investments in Initial Public Offerings. The fund was ranked in the top 4 percentile of all small cap growth funds for the trailing 12 month period.

The outperformance of the fund versus its benchmark is attributable to superior stock selection, especially in technology. Within technology, we continue to favor the telecommunications stocks whose products and services are critical to the transmission of voice and data over the Internet. Stocks we see benefiting from the build-out of the Internet infrastructure are Galileo Technology, which designs and manufactures digital semiconductors devices that perform critical functions for network systems and Harmonic, Inc., which manufactures digital and fiber optic systems for delivering video, audio and data services over cable and wireless networks. Additionally, we continue to favor wireless component companies such as R. F. Micro Devices and Alpha Industries, which should benefit from the increased use of wireless communication devices.

Going forward we expect small cap stocks to perform well, given the current attractive relative valuations. We continue to expect moderate economic growth and stable interest rates to support solid earnings growth for small cap stocks. We are confident the fund is positioned to continue to perform well going forward.

VALUE OF $10,000 INVESTED SEPTEMBER 1, 1989

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

9/1/89                           RUSSEL 2000 INDEX***  S&P 500****  CAPITAL APPRECIATION PORTFOLIO CLASS A
                                       $10,000           $10,000                    $9,525
90                                             $7,854       $9,502                                  $9,189
91                                             $9,807      $12,056                                 $11,950
92                                            $10,926      $13,015                                 $11,983
93                                            $14,432      $14,985                                 $16,299
94                                            $16,278      $15,802                                 $15,218
95                                            $19,884      $19,192                                 $21,351
96                                            $22,043      $22,781                                 $24,385
97                                            $28,416      $32,049                                 $22,460
98                                            $22,954      $34,645                                 $19,392
99                                            $29,466      $48,441                                 $34,958
CAPITAL APPRECITATION PORTFOLIO
AVERAGE ANNUAL TOTAL RETURN
                                               1 YEAR       5 YEAR                                 10 YEAR
CLASS A*                                     + 71.70%     + 16.95%                                + 13.33%
CLASS A**                                    + 80.27%     + 18.10%                                + 13.89%

                          Annual period ended August 31
Past performance is not indicative of future performance. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.
                    * SEC defined total returns, including reinvestment of all dividend and capital gains distributions and the reduction due to the maximum sales charge of 4.75%. Prior to January 1, 1996, the portfolio had a sales charge of 4.50%, and therefore, these figures do not represent actual performance that would have been achieved by investing as described above.
                   ** These are the portfolio's total returns during the period, including reinvestment of all dividend and capital gains distributions without adjustment for sales charge.
                  ***  An unmanaged index of common stocks of the smallest 2000 companies in the Russell 3000 index, which represents
                       approximately 11% of the Russell 3000 Index. Going forward the portfolio will use the Russell 2000 Index because it is better suited for the investment strategy of the portfolio.
                 ****  This is an unmanaged index of 500 common stocks.

TEN LARGEST PORTFOLIO CHANGES FOR THE PERIOD ENDED 8/31/99

ADDITIONS:                       ELIMINATIONS:
Advanced Digital Information     Acxiom Corp.
 Corp.                           Apollo Group, Inc. Class A
Emulex Corp.                     Cisco Systems, Inc.
Galileo Technology Ltd.          Dollar Tree Stores, Inc.
Harmonic, Inc.                   Intermedia
JAKKS Pacific, Inc.               Communications, Inc.
Jones Pharma, Inc.               Legato Systems, Inc.
Macrovision Corp.                McLeodUSA, Inc. Class A
MiniMed, Inc.                    STERIS Corp.
TriQuint Semiconductor, Inc.     Sterling Commerce, Inc.
Young Broadcasting, Inc.         VERITAS Software Corp.

FORTIS STOCK FUNDS
ASSET ALLOCATION PORTFOLIO
Schedule of Investments
August 31, 1999

COMMON STOCKS-59.27%
--------------------------------------------------------------------------------

                                                                 Market
 Shares                                          Cost (b)      Value (c)
--------                                       ------------   ------------
           ADVERTISING-PUBLIC RELATIONS-1.58%
  96,000   Interpublic Group of Companies,
             Inc.............................  $  2,618,884   $  3,804,000
                                               ------------   ------------
           AEROSPACE AND EQUIPMENT-0.57%
  30,000   Boeing Co.........................     1,427,166      1,359,375
                                               ------------   ------------
           AUTOMOBILE AND MOTOR VEHICLE
           PARTS-0.00%
     250   Highwaymaster Communications,
             Inc. (Warrants) (a) (e).........         4,547             62
                                               ------------   ------------
           BANKS-0.72%
  52,000   Mellon Bank Corp..................     1,748,200      1,735,500
                                               ------------   ------------
           BIOMEDICS, GENETICS RESEARCH AND
           DEVELOPMENT-0.41%
  11,700   Amgen, Inc. (a) (with rights).....       963,189        973,294
                                               ------------   ------------
           BROADCASTING-2.91%
  41,000   AMFM, Inc. (a)....................     2,157,220      2,019,250
  42,000   AT&T Corp. - Liberty Media
             Group (a).......................     1,331,744      1,344,000
  78,000   Sinclair Broadcasting
             Group (a).......................     1,617,481      1,267,500
  31,000   USA Networks, Inc. (a)............     1,239,781      1,391,125
  23,000   Viacom, Inc. Class B (a)..........       679,765        967,437
                                               ------------   ------------
                                                  7,025,991      6,989,312
                                               ------------   ------------
           BROKERAGE AND INVESTMENT-0.99%
  32,000   Merrill Lynch & Co., Inc..........     2,277,818      2,388,000
                                               ------------   ------------
           BUILDING MATERIALS-0.82%
  70,000   Masco Corp........................     1,931,776      1,981,875
                                               ------------   ------------
           BUSINESS SERVICES-2.95%
  25,000   Automatic Data Processing, Inc....     1,159,548        982,812
  42,000   Ecolab, Inc.......................     1,845,022      1,577,625
  24,000   First Data Corp...................     1,091,083      1,056,000
  18,500   Fiserv, Inc. (a)..................       398,514        570,031
  28,800   Tyco International Ltd............     2,386,133      2,917,806
                                               ------------   ------------
                                                  6,880,300      7,104,274
                                               ------------   ------------
           CABLE TELEVISION-0.40%
  14,500   MediaOne Group, Inc. (a)..........     1,099,207        953,375
                                               ------------   ------------
           CHEMICALS-0.29%
  11,000   Du Pont (E.I.) de Nemours & Co....       668,125        697,102
                                               ------------   ------------
           CHEMICALS-SPECIALTY-0.19%
   9,300   Minerals Technologies, Inc........       353,966        460,350
                                               ------------   ------------
           COMPUTER-COMMUNICATION
           EQUIPMENT-3.96%
 131,500   Cabletron Systems, Inc. (a).......     1,878,081      2,210,844
  23,000   Cisco Systems, Inc. (a)...........       513,236      1,559,687
   9,100   Dell Computer Corp. (a)...........       406,685        444,194
  16,000   Equant NV NY Shares (a)...........     1,184,000      1,409,000
  61,000   NCR Corp. (a).....................     2,945,939      2,668,750
  15,600   Sun Microsystems, Inc. (a)........     1,228,419      1,240,200
                                               ------------   ------------
                                                  8,156,360      9,532,675
                                               ------------   ------------
           COMPUTER-HARDWARE-0.13%
   3,300   Gateway, Inc. (a).................       273,993        319,894
                                               ------------   ------------

                                                                 Market
 Shares                                          Cost (b)      Value (c)
--------                                       ------------   ------------
           COMPUTER-SOFTWARE-1.37%
  17,500   Legato Systems, Inc. (a)..........  $    710,713   $    753,594
  27,500   Microsoft Corp. (a)...............     1,134,047      2,545,469
                                               ------------   ------------
                                                  1,844,760      3,299,063
                                               ------------   ------------
           CONSUMER GOODS-1.23%
  36,000   Colgate-Palmolive Co..............     1,555,064      1,926,000
  18,000   Kimberly-Clark Corp...............       941,968      1,024,875
                                               ------------   ------------
                                                  2,497,032      2,950,875
                                               ------------   ------------
           COSMETICS AND SUNDRIES-0.35%
  20,400   International Flavors &
             Fragrances, Inc.................       968,955        831,300
                                               ------------   ------------
           DIVERSIFIED COMPANIES-0.69%
  17,500   Minnesota Mining and Manufacturing
             Co..............................     1,511,618      1,653,750
                                               ------------   ------------
           DRUGS-3.57%
  42,900   American Home Products Corp.......     1,947,793      1,780,350
  32,900   Biovail Corp.
             International (a)...............     1,585,565      1,902,031
  28,000   Bristol-Myers Squibb Co...........     1,931,297      1,970,500
  43,000   Forest Laboratories, Inc. (a).....     1,897,387      2,082,812
   8,300   Johnson & Johnson.................       843,347        848,675
                                               ------------   ------------
                                                  8,205,389      8,584,368
                                               ------------   ------------
           ELECTRIC-PRODUCTS-0.71%
  11,600   Honeywell, Inc....................     1,100,751      1,316,600
  14,000   Molex, Inc. Class A...............       383,250        393,750
                                               ------------   ------------
                                                  1,484,001      1,710,350
                                               ------------   ------------
           ELECTRICAL EQUIPMENT-1.22%
  26,200   General Electric Co...............     2,061,259      2,942,587
                                               ------------   ------------
           ELECTRONIC-CONTROLS AND
           EQUIPMENT-0.39%
   9,000   Hewlett-Packard Co................       842,972        948,375
                                               ------------   ------------
           ELECTRONIC-SEMICONDUCTOR AND
           CAPACITOR-3.27%
  12,000   Intel Corp........................       881,000        986,250
  25,000   JDS Uniphase Corp.................     1,895,675      2,651,562
  32,000   Motorola, Inc.....................     2,425,849      2,952,000
  15,600   Texas Instruments, Inc............       423,001      1,280,175
                                               ------------   ------------
                                                  5,625,525      7,869,987
                                               ------------   ------------
           FINANCIAL SERVICES-1.71%
   9,800   American Express Co...............     1,238,139      1,347,500
   5,700   J.P. Morgan & Co., Inc............       816,587        736,369
  28,000   Marsh & McLennan Companies,
             Inc.............................     2,088,889      2,038,750
                                               ------------   ------------
                                                  4,143,615      4,122,619
                                               ------------   ------------
           FOOD-0.73%
  24,000   Campbell Soup Co..................     1,077,458      1,060,500
  14,000   Groupe Danone ADR.................       434,000        694,750
                                               ------------   ------------
                                                  1,511,458      1,755,250
                                               ------------   ------------
           HEALTH CARE SERVICES-1.86%
  48,000   Columbia/HCA Healthcare Corp......     1,150,669      1,182,000
  58,000   Foundation Health Systems,
             Inc. (a)........................     1,009,495        739,500
 140,000   MedPartners, Inc. (a).............       986,118        980,000

FORTIS STOCK FUNDS
ASSET ALLOCATION PORTFOLIO (CONTINUED)
Schedule of Investments
August 31, 1999

COMMON STOCKS-CONTINUED
--------------------------------------------------------------------------------

                                                                 Market
 Shares                                          Cost (b)      Value (c)
--------                                       ------------   ------------
  26,000   United HealthCare Corp............  $  1,414,947   $  1,581,125
                                               ------------   ------------
                                                  4,561,229      4,482,625
                                               ------------   ------------
           HOTEL AND GAMING-0.50%
  41,600   Sun International Hotels
             Ltd. (a)........................     1,683,879      1,211,600
                                               ------------   ------------
           INSURANCE-1.92%
  25,000   Ace Ltd...........................       829,484        535,937
  37,000   American International Group,
             Inc.............................     1,466,661      3,429,437
  19,500   Aon Corp..........................       890,910        650,812
                                               ------------   ------------
                                                  3,187,055      4,616,186
                                               ------------   ------------
           MACHINERY-OIL AND WELL-0.92%
  32,000   Baker Hughes, Inc.................     1,105,186      1,088,000
  24,000   Halliburton Co....................     1,176,150      1,113,000
                                               ------------   ------------
                                                  2,281,336      2,201,000
                                               ------------   ------------
           MEDIA-2.27%
  50,000   CBS Corp. (a).....................     2,153,305      2,350,000
  21,500   Gannett Co., Inc..................     1,484,615      1,460,656
  27,800   Time Warner, Inc..................       845,819      1,648,888
                                               ------------   ------------
                                                  4,483,739      5,459,544
                                               ------------   ------------
           MEDICAL TECHNOLOGY-0.26%
   8,100   Medtronic, Inc. (with rights).....       223,187        633,825
                                               ------------   ------------
           NATURAL GAS TRANSMISSIONS-2.25%
  62,000   Enron Corp........................     1,706,168      2,596,250
  68,000   Williams Companies, Inc...........     2,474,702      2,805,000
                                               ------------   ------------
                                                  4,180,870      5,401,250
                                               ------------   ------------
           OIL AND GAS FIELD SERVICES-0.72%
  12,000   Devon Energy Corp. (a)............       483,184        463,500
  19,000   Schlumberger Ltd..................       984,018      1,268,250
                                               ------------   ------------
                                                  1,467,202      1,731,750
                                               ------------   ------------
           OIL-CRUDE PETROLEUM AND GAS-5.09%
  40,000   Burlington Resources, Inc.........     1,831,967      1,672,500
  30,000   Conoco, Inc. Class A..............       775,030        802,500
  60,711   Conoco, Inc. Class B..............     1,438,284      1,631,596
  78,500   Enron Oil and Gas Co..............     1,639,186      1,874,188
  21,000   Exxon Corp........................     1,534,032      1,656,375
  27,500   Phillips Petroleum Co.............     1,452,219      1,402,500
  37,000   Royal Dutch Petroleum Co. NY
             Shares                               1,908,577      2,289,375
  14,500   Texaco, Inc.......................       851,414        920,750
                                               ------------   ------------
                                                 11,430,709     12,249,784
                                               ------------   ------------
           PAPER-0.29%
  12,600   Champion International Corp.......       787,060        693,000
                                               ------------   ------------
           PRECISION INSTRUMENTS-TEST,
           RESEARCH-0.86%
  30,000   PE Corp. - PE Biosystems Group....     1,475,465      2,064,375
                                               ------------   ------------
           PUBLISHING-0.52%
  39,600   Reader's Digest Association, Inc.
             Class A.........................     1,139,223      1,237,500
                                               ------------   ------------
           RESTAURANTS AND FRANCHISING-0.28%
  16,000   McDonald's Corp...................       577,085        662,000
                                               ------------   ------------

                                                                 Market
 Shares                                          Cost (b)      Value (c)
--------                                       ------------   ------------
           RETAIL-DEPARTMENT STORES-0.43%
  14,500   Kohl's Corp. (a)..................  $    142,038   $  1,033,125
                                               ------------   ------------
           RETAIL-DISCOUNT STORES-0.57%
  31,000   Wal-Mart Stores, Inc..............       833,917      1,373,688
                                               ------------   ------------
           RETAIL-MISCELLANEOUS-0.22%
   7,800   Electronic Arts, Inc. (a).........       501,977        535,275
                                               ------------   ------------
           RETAIL-SPECIALTY-1.13%
  15,100   Home Depot, Inc...................       230,289        922,988
  38,000   Tandy Corp. (with rights).........     1,523,364      1,795,500
                                               ------------   ------------
                                                  1,753,653      2,718,488
                                               ------------   ------------
           TELECOMMUNICATION EQUIPMENT-2.34%
  12,000   Associated Group, Inc.
             Class A (a).....................       748,278        673,500
  44,500   CIENA Corp. (a)...................     1,172,379      1,563,063
  17,000   General Instrument Corp. (a)......       801,220        836,188
  24,000   Nextel Communications,
             Inc. (a)........................     1,272,506      1,387,500
  14,000   Nokia Corp. Class A ADR...........     1,228,026      1,167,250
                                               ------------   ------------
                                                  5,222,409      5,627,501
                                               ------------   ------------
           TELECOMMUNICATIONS-0.78%
  14,500   Ameritech Corp....................     1,095,175        915,313
  23,000   Voicestream Wireless Corp. (a)....     1,000,762        948,750
                                               ------------   ------------
                                                  2,095,937      1,864,063
                                               ------------   ------------
           TELEPHONE SERVICES-2.16%
  20,000   ALLTEL Corp.......................     1,127,256      1,352,500
  15,700   AT&T Corp.........................       722,285        706,500
  12,800   Bell Atlantic Corp................       746,904        784,000
  22,400   Frontier Corp.....................       742,968        939,400
   4,000   NEXTLINK Communications, Inc. (a)        197,605        201,500
   6,000   Vodafone AirTouch plc ADR.........       308,401      1,203,375
                                               ------------   ------------
                                                  3,845,419      5,187,275
                                               ------------   ------------
           UTILITIES-ELECTRIC-2.74%
  57,000   AES Corp. (a).....................     2,410,066      3,459,188
  23,200   Illinova Corp.....................       742,052        739,500
  11,000   Montana Power Co..................       407,923        340,313
  77,000   Potomac Electric Power Co.........     2,313,316      2,040,500
                                               ------------   ------------
                                                  5,873,357      6,579,501
                                               ------------   ------------
           TOTAL COMMON STOCKS...............  $123,872,852   $142,530,967
                                               ============   ============

ASSET BACKED SECURITIES-3.31%
--------------------------------------------------------------------------------

                                                                              Standard
                                                                              & Poor's
 Principal                                                                     Rating                       Market
  Amount                                                                     (Unaudited)    Cost (b)      Value (c)
-----------                                                                  -----------   -----------   ------------
              COMMERCIAL LOANS-1.62%
$  355,000    GMAC Commercial Mortgage Securities, Inc., 7.085% Ser
                1997-C1 Class E 12-15-2010................................   Baa2*         $  356,594    $    328,797
   404,647    GS Mortgage Securities Corp. II Protective Life, 7.02% Ser
                1996-PL Class A1 2-15-2027................................   Aaa*             404,622         399,115
   641,702    Merrill Lynch Mortgage Investors, Inc., 6.76% Variable Rate
                Ser 1995-C3 Class A1 12-26-2025...........................   AAA              647,223         640,104
   700,000    Midland Realty Acceptance Corp., 7.73% Variable Rate Ser
                1996-C1 Class B 8-25-2028.................................   AA               706,830         727,174
 1,750,000    Mortgage Capital Funding, Inc., 7.90% Ser 1996-MC1 Class B
                2-15-2006.................................................   AA+            1,763,536       1,798,107
                                                                                           ----------    ------------
                                                                                            3,878,805       3,893,297
                                                                                           ----------    ------------
              HOUSING-0.83%
   771,245    Green Tree Recreational, Equipment & Consumer Trust, 6.71%
                Ser 1998-A Class A1H 5-15-2029............................   AAA              768,038         766,294
   750,000    Money Store Home Improvement Trust, 7.41% Ser 1997-1
                Class M1 5-15-2017........................................   AA               752,889         743,543
   500,000    Money Store Residential Trust, 7.085% Ser 1997-I Class M1
                7-15-2016.................................................   AA               499,926         477,600
                                                                                           ----------    ------------
                                                                                            2,020,853       1,987,437
                                                                                           ----------    ------------
              MULTI-FAMILY LOANS-0.54%
 1,000,000    DLJ Mtg Acceptance Corp., 8.80% Multifamily Mtg Pass Thru
                Certificate Ser 1993-12 Class B1 9-18-2003                     NR             982,500         997,780
   366,967    Fund America Structured Transactions, L.P., Collateralized
                Note, 8.76% Ser 1996-1 Class A Principal Only (f)(h)......   Baa3*            273,989         297,931
                                                                                           ----------    ------------
                                                                                            1,256,489       1,295,711
                                                                                           ----------    ------------
              WHOLE LOAN RESIDENTIAL-0.32%
   790,561    Mid-State Trust, 7.54% Ser 6 Class A3 7-1-2035..............   AA               790,072         777,011
                                                                                           ----------    ------------
              TOTAL ASSET BACKED SECURITIES...............................                 $7,946,219    $  7,953,456
                                                                                           ==========    ============

CORPORATE BONDS-INVESTMENT GRADE-16.43%
--------------------------------------------------------------------------------

                                                                              Standard
                                                                              & Poor's
 Principal                                                                     Rating                           Market
  Amount                                                                     (Unaudited)      Cost (b)        Value (c)
-----------                                                                  -----------   ---------------   ------------
              AEROSPACE AND EQUIPMENT-0.40%
$  500,000    Lockheed Martin Corp., 7.65% Deb 5-1-2016...................   BBB+          $       502,723   $    484,184
   500,000    Raytheon Co., 5.70% Note 11-1-2003..........................   BBB                   501,874        476,454
                                                                                           ---------------   ------------
                                                                                                 1,004,597        960,638
                                                                                           ---------------   ------------
              AGRICULTURE-0.18%
   500,000    Archer-Daniels-Midland, 6.625% Deb 5-1-2029.................   AA-                   497,609        442,345
                                                                                           ---------------   ------------
              AIR FREIGHT-0.19%
   482,172    Federal Express, 7.50% Pass Thru Certificate Ser 1997-A
                1-15-2018.................................................   AAA                   482,172        464,766
                                                                                           ---------------   ------------
              AIRLINES-0.20%
   500,000    Delta Air Lines, 6.65% Medium Term Note 3-15-2004...........   BBB-                  499,652        482,770
                                                                                           ---------------   ------------
              AUTOMOBILE AND MOTOR VEHICLE PARTS-0.19%
   500,000    Dana Corp., 7.00% Note 3-1-2029.............................   A-                    494,071        450,050
                                                                                           ---------------   ------------
              AUTOMOBILE MANUFACTURERS-0.09%
   250,000    Ford Motor Co., 6.375% Deb 2-1-2029.........................   A                     247,061        212,255
                                                                                           ---------------   ------------
              BANKS-1.86%
   500,000    Bank Austria AG, 7.25% Sub Note 2-15-2017 (f)...............   AA+                   499,110        479,351
   250,000    Bank One Corp., 6.00% Sub Note 2-17-2009....................   A                     249,091        227,292
   500,000    Bankamerica Corp., 5.75% Sr Note 3-1-2004...................   A+                    498,654        473,848
   500,000    Citigroup, Inc., 6.20% Sr Note 3-15-2009....................   AA-                   498,537        460,749
   500,000    Keycorp Capital II, 6.875% Bond 3-17-2029...................   BBB                   493,779        424,821
   250,000    LB Baden-Wuerttemberg, 7.625% Yankee Sub Note 2-1-2023......   AAA                   282,081        253,952
   500,000    Mellon Financial Co., 6.375% Sub Note 2-15-2010.............   A                     502,023        463,030
   500,000    National City Corp., 6.875% Sub Note 5-15-2019..............   A-                    499,127        456,228

FORTIS STOCK FUNDS
ASSET ALLOCATION PORTFOLIO (CONTINUED)
Schedule of Investments
August 31, 1999

CORPORATE BONDS-INVESTMENT GRADE-CONTINUED
--------------------------------------------------------------------------------

                                                                              Standard
                                                                              & Poor's
 Principal                                                                     Rating                           Market
  Amount                                                                     (Unaudited)      Cost (b)        Value (c)
-----------                                                                  -----------   ---------------   ------------
$  500,000    Providian National Bank, 6.75% Sr Note 3-15-2002............   BBB-          $       499,718   $    493,381
   500,000    St. Paul Bancorp, Inc., 7.125% Sr Note 2-15-2004............   BBB-                  498,400        495,691
   250,000    Swiss Bank Corp., 7.375% Sub Note 6-15-2017.................   AA                    262,557        244,537
                                                                                           ---------------   ------------
                                                                                                 4,783,077      4,472,880
                                                                                           ---------------   ------------
              BEVERAGE-0.38%
   500,000    Coca-Cola Bottling Co., 6.375% Deb 5-1-2009.................   BBB                   496,812        459,274
   500,000    Pepsi Bottling Group, Inc., 7.00% Note 3-1-2029.............   A-                    496,617        454,389
                                                                                           ---------------   ------------
                                                                                                   993,429        913,663
                                                                                           ---------------   ------------
              BROKERAGE AND INVESTMENT-1.01%
   500,000    Bear Stearns Capital Trust, 7.00% Variable Rate 1-15-2027...   BBB                   499,717        493,802
   250,000    Goldman Sachs Group, 6.50% Note 2-25-2009 (e)...............   A+                    250,000        234,006
   500,000    Goldman Sachs Group, 6.65% Note 5-15-2009...................   A+                    499,016        469,658
   750,000    Lehman Brothers Holdings, Inc., 7.375% Note 5-15-2004.......   A                     747,855        745,027
   500,000    Merrill Lynch & Co., 6.07% Medium Term Note 10-15-2001......   AA-                   504,277        495,298
                                                                                           ---------------   ------------
                                                                                                 2,500,865      2,437,791
                                                                                           ---------------   ------------
              CABLE TELEVISION-0.91%
   750,000    Comcast Cable Communications, 8.375% Note 5-1-2007..........   BBB-                  843,696        780,276
   500,000    Cox Communications, Inc., 6.40% Note 8-1-2008...............   A-                    511,863        459,218
   500,000    Time Warner, Inc., 6.875% Deb 6-15-2018.....................   BBB                   506,484        457,823
   500,000    Viacom, Inc., 7.625% Deb 1-15-2016..........................   BBB-                  542,721        485,970
                                                                                           ---------------   ------------
                                                                                                 2,404,764      2,183,287
                                                                                           ---------------   ------------
              CAPTIVE AUTO FINANCE-0.30%
   500,000    General Motors Acceptance Corp., 6.15% Bond 4-5-2007........   A                     498,381        471,379
   250,000    Toyota Motor Credit, 5.625% Global Note 11-13-2003..........   AAA                   249,650        239,343
                                                                                           ---------------   ------------
                                                                                                   748,031        710,722
                                                                                           ---------------   ------------
              CHEMICALS-0.10%
   250,000    Equistar Chemicals, L.P., 8.75% Sr Note 2-15-2009 (f).......   BBB-                  262,219        245,625
                                                                                           ---------------   ------------
              CONSUMER FINANCE-0.39%
 1,000,000    Household Finance Corp., 6.00% Note 5-1-2004................   A                     999,793        950,114
                                                                                           ---------------   ------------
              CONSUMER GOODS-0.06%
   150,000    Pennzoil-Quaker State, 7.375% Deb 4-1-2029..................   BBB-                  149,248        137,121
                                                                                           ---------------   ------------
              DIVERSIFIED FINANCE-0.51%
   750,000    AT&T Capital Corp., 7.50% Medium Term Note 11-15-2000.......   BBB                   749,569        755,783
   500,000    Finova Capital Corp., 6.75% Sr Note 3-9-2009................   A-                    498,923        470,650
                                                                                           ---------------   ------------
                                                                                                 1,248,492      1,226,433
                                                                                           ---------------   ------------
              ENERGY-0.19%
   500,000    NGC Corp. Capital Trust, 8.316% Deb 6-1-2027................   BBB-                  500,000        459,564
                                                                                           ---------------   ------------
              FINANCIAL SERVICES-0.19%
   500,000    Prudential Insurance Co., 6.375% Sr Note 7-23-2006 (e)......   A+                    498,030        465,456
                                                                                           ---------------   ------------
              FOOD-0.69%
   750,000    Ahold Finance USA, Inc., 6.25% Deb 5-1-2009.................   A                     744,002        692,158
   500,000    Fred Meyer, Inc., 7.45% Sr Note 3-1-2008....................   BBB-                  530,586        490,760
   500,000    Safeway, Inc., 6.05% Note 11-15-2003........................   BBB                   499,262        481,196
                                                                                           ---------------   ------------
                                                                                                 1,773,850      1,664,114
                                                                                           ---------------   ------------
              FOOD SERVICE-0.09%
   250,000    Sysco Corp., 6.50% Deb 8-1-2028.............................   AA-                   251,243        223,489
                                                                                           ---------------   ------------
              FOREIGN-GOVERNMENT-0.81%
   250,000    British Columbia (Province of), 6.50% Yankee Bond
                1-15-2026.................................................   AA-                   255,837        231,088
   250,000    Korea (Republic of), 8.875% Global Bond 4-15-2008...........   BBB-                  263,240        257,910

--------------------------------------------------------------------------------

                                                                              Standard
                                                                              & Poor's
 Principal                                                                     Rating                           Market
  Amount                                                                     (Unaudited)      Cost (b)        Value (c)
-----------                                                                  -----------   ---------------   ------------
$  250,000    Korea Development Bank, 7.125% Global Note 4-22-2004........   BBB-          $       248,286   $    240,900
   500,000    Ontario (Province of), 5.50% 10-1-2008......................   AA-                   497,249        451,070
   500,000    Ontario (Province of), 7.375% 1-27-2003.....................   AA-                   531,206        511,430
   250,000    Poland (Republic of), 7.125% Yankee Note 7-1-2004...........   BBB                   249,056        252,188
                                                                                           ---------------   ------------
                                                                                                 2,044,874      1,944,586
                                                                                           ---------------   ------------
              FOREST PRODUCTS-0.47%
   500,000    Fort James Corp., 6.50% Sr Note 9-15-2002...................   BBB-                  499,604        492,880
   600,000    Georgia-Pacific Corp., 9.625% Deb 3-15-2022.................   BBB-                  616,932        636,234
                                                                                           ---------------   ------------
                                                                                                 1,116,536      1,129,114
                                                                                           ---------------   ------------
              INDUSTRIAL-0.28%
   750,000    Tyco International Group S.A., 6.875% Yankee Bond
                1-15-2029.................................................   A-                    756,706        664,343
                                                                                           ---------------   ------------
              INSURANCE-0.29%
   250,000    American General Corp., 6.625% Sr Note 2-15-2029............   AA-                   238,339        217,084
   500,000    Reliastar Financial Corp., 6.625% Note 9-15-2003............   A                     514,628        491,109
                                                                                           ---------------   ------------
                                                                                                   752,967        708,193
                                                                                           ---------------   ------------
              LEASING-0.40%
   500,000    Comdisco, Inc., 5.95% Note 4-30-2002........................   BBB+                  499,955        488,496
   500,000    Ryder System, Inc., 6.60% Note 11-15-2005...................   BBB+                  499,846        469,913
                                                                                           ---------------   ------------
                                                                                                   999,801        958,409
                                                                                           ---------------   ------------
              MISCELLANEOUS-0.23%
   400,000    New York (City of), 10.00% General Obligation Taxable Bond
                Ser D 8-1-2005............................................   A-                    397,513        439,932
   100,000    New York (City of), 10.00% General Obligation Taxable Bond
                Ser D 8-1-2005 (Prerefunded 8-1-2001 @ 103)...............   A-                    100,270        108,383
                                                                                           ---------------   ------------
                                                                                                   497,783        548,315
                                                                                           ---------------   ------------
              NATURAL GAS TRANSMISSIONS-0.59%
   500,000    CMS Panhandle Holding Co., 7.00% Sr Note 7-15-2029 (f)......   BBB-                  495,743        450,038
   750,000    Tennessee Gas Pipeline, 7.50% Deb 4-1-2017..................   BBB                   738,706        727,259
   250,000    Trans-Canada Pipelines Ltd., 6.49% Yankee Bond 1-21-2009....   A-                    251,718        233,178
                                                                                           ---------------   ------------
                                                                                                 1,486,167      1,410,475
                                                                                           ---------------   ------------
              NUCLEAR FUEL-0.10%
   250,000    USEC, Inc., 6.625% Sr Note 1-20-2006........................   BBB+                  249,410        235,152
                                                                                           ---------------   ------------
              OIL-CRUDE PETROLEUM AND GAS-0.20%
   500,000    Conoco, Inc., 6.35% Sr Note 4-15-2009.......................   A-                    500,000        470,256
                                                                                           ---------------   ------------
              OIL-EQUIPMENT WELLS AND SERVICES-0.20%
   500,000    Petroleum Geo-Services, 6.25% Bond 11-19-2003...............   BBB                   498,108        476,160
                                                                                           ---------------   ------------
              PRINTING-0.18%
   500,000    Donnelley (R.R.) & Sons, 6.625% Deb 4-15-2029...............   A+                    494,946        443,100
                                                                                           ---------------   ------------
              RETAIL-DEPARTMENT STORES-0.75%
 1,000,000    Dayton Hudson Corp., 5.875% Note 11-1-2008..................   A-                    972,094        911,433
   500,000    Federated Department Stores, 6.30% Note 4-1-2009............   BBB+                  498,680        458,049
   500,000    Saks, Inc., 7.375% Deb 2-15-2019............................   Baa3*                 457,379        436,591
                                                                                           ---------------   ------------
                                                                                                 1,928,153      1,806,073
                                                                                           ---------------   ------------
              RETAIL-DISCOUNT STORES-0.41%
 1,000,000    Wal-Mart Stores, 6.875% Bond 8-10-2009......................   AA                    996,096        988,223
                                                                                           ---------------   ------------
              SUPRA-NATIONAL-0.30%
   750,000    Corp Andina de Fomento, 7.10% Yankee Bond 2-1-2003..........   A                     749,728        727,954
                                                                                           ---------------   ------------
              TECHNOLOGY-0.19%
   500,000    Lucent Technologies, Inc., 6.45% Bond 3-15-2029.............   A                     497,319        446,221
                                                                                           ---------------   ------------

FORTIS STOCK FUNDS
ASSET ALLOCATION PORTFOLIO (CONTINUED)
Schedule of Investments
August 31, 1999

CORPORATE BONDS-INVESTMENT GRADE-CONTINUED
--------------------------------------------------------------------------------

                                                                              Standard
                                                                              & Poor's
 Principal                                                                     Rating                           Market
  Amount                                                                     (Unaudited)      Cost (b)        Value (c)
-----------                                                                  -----------   ---------------   ------------
              TELECOMMUNICATIONS-1.32%
$  500,000    360 Communications Alltel Corp., 7.50% Sr Note 3-1-2006.....   A             $       499,156   $    508,318
   250,000    AirTouch Communications, 6.65% Note 5-1-2008................   A                     254,106        239,471
   500,000    ALLTEL Corp., 6.80% Deb 5-1-2029............................   A-                    496,901        439,324
   750,000    AT&T Corp., 6.00% Note 3-15-2009............................   AA-                   748,294        693,799
   500,000    Metronet Communications, 8.16% Sr Disc Note 6-15-2008 (Zero
                coupon through 6-15-2003, thereafter 9.95%) (g)...........   BBB                   392,962        380,000
   500,000    Sprint Capital Corp., 5.875% Deb 5-1-2004...................   BBB+                  497,654        474,693
   500,000    U S West Communications, 5.625% Note 11-15-2008.............   A+                    498,337        438,753
                                                                                           ---------------   ------------
                                                                                                 3,387,410      3,174,358
                                                                                           ---------------   ------------
              TELEPHONE SERVICES-0.51%
   500,000    Century Telephone Enterprises, Inc., 6.15% Sr Note
                1-15-2005.................................................   BBB+                  499,389        475,630
   500,000    GTE Corp., 7.51% Note 4-1-2009..............................   A                     496,494        511,740
   250,000    Telecommunicaciones de Puerto Rico, 6.65% Note 5-15-2006
                (f).......................................................   BBB                   249,910        241,473
                                                                                           ---------------   ------------
                                                                                                 1,245,793      1,228,843
                                                                                           ---------------   ------------
              UTILITIES-ELECTRIC-1.27%
   500,000    Detroit Edison Co., 5.90% Medium Term Note 4-16-2001........   A-                    502,755        494,050
   500,000    Duke Energy Corp., 6.00% Sr Note 12-1-2028..................   A+                    488,161        404,100
   500,000    Madison Gas & Electric, 6.02% Sr Note 9-15-2008.............   AA-                   500,000        456,187
   500,000    Niagara Mohawk Power, 7.25% Sr Note 10-1-2002...............   BBB-                  497,842        499,062
   500,000    Pennsylvania Electric Co., 6.125% Sr Note 4-1-2009..........   A                     499,776        464,188
   750,000    TXU Electric Capital V, 8.175% Deb 1-30-2037................   BBB-                  755,721        731,659
                                                                                           ---------------   ------------
                                                                                                 3,244,255      3,049,246
                                                                                           ---------------   ------------
              TOTAL CORPORATE BONDS - INVESTMENT GRADE....................                 $    41,784,255   $ 39,512,104
                                                                                           ===============   ============

CORPORATE BONDS-NON-INVESTMENT GRADE-6.06%
--------------------------------------------------------------------------------

                                                                              Standard
                                                                              & Poor's
 Principal                                                                     Rating                       Market
  Amount                                                                     (Unaudited)    Cost (b)      Value (c)
-----------                                                                  -----------   -----------   ------------
              AUTOMOBILE AND MOTOR VEHICLE PARTS-0.19%
$  500,000    Federal-Mogul Co., 7.375% Note 1-15-2006 (f)................   BB+           $  498,059    $    465,420
                                                                                           -----------   ------------
              BROADCASTING-0.31%
   250,000    Chancellor Media Corp., 9.00% Sr Sub 10-1-2008..............   B                275,193         248,750
   500,000    Sinclair Broadcasting Group, Inc., 10.00% Sr Sub Note
                9-30-2005.................................................   B                500,000         503,750
                                                                                           -----------   ------------
                                                                                              775,193         752,500
                                                                                           -----------   ------------
              BUSINESS SERVICES-0.10%
   250,000    Iron Mountain, Inc., 8.75% Deb 9-30-2009....................   B-               251,414         238,125
                                                                                           -----------   ------------
              CABLE TELEVISION-1.27%
   500,000    Adelphia Communications, Inc., 9.25% Sr Note 10-1-2002......   B+               506,933         501,255
   504,088    Australis Media Ltd., 14.00% Sr Sub Disc Note
                5-15-2003 (Zero coupon through 5-15-2000, thereafter
                15.75%)(a) (e)(g).........................................   NR               401,365              --
 1,000,000    Charter Communications Holdings LLC, 9.92% Sr Disc Note
                4-1-2011 (Zero coupon through 4-1-2004, thereafter 9.92%)
                (g)(f)....................................................   B+               641,689         600,000
   500,000    CSC Holdings, Inc., 10.50% Sr Sub Deb 5-15-2016.............   BB-              507,112         543,750
   500,000    Lenfest Communications, 8.25% Sr Sub Note 2-15-2008.........   BB-              498,780         505,000
   500,000    Mediacom LLC/Capital Corp., 7.875% Sr Note 2-15-2011 (f)....   B+               493,146         443,750
   500,000    Telewest Communication plc, 8.62% Sr Disc Note 4-
                15-2009 (Zero coupon until 4-15-2004, thereafter 9.25%)
                (g)(f)....................................................   B+               346,480         305,625

--------------------------------------------------------------------------------

                                                                              Standard
                                                                              & Poor's
 Principal                                                                     Rating                       Market
  Amount                                                                     (Unaudited)    Cost (b)      Value (c)
-----------                                                                  -----------   -----------   ------------
$  250,000    United International Holdings, 10.53% Sr Disc Note
                2-15-2008 (Zero coupon through 2-15-2003, thereafter
                10.75%) (g)...............................................   B             $  176,643    $    145,000
                                                                                           -----------   ------------
                                                                                            3,572,148       3,044,380
                                                                                           -----------   ------------
              CHEMICALS-0.21%
   500,000    Lyondell Chemical Co., 9.875% Sr Secured 5-1-2007 (e).......   BB               501,125         500,000
                                                                                           -----------   ------------
              ENERGY-0.18%
   500,000    Energy Corp. of America, 9.50% Sr Sub Note 5-15-2007........   B                500,000         443,750
                                                                                           -----------   ------------
              ENTERTAINMENT-0.10%
   250,000    Speedway Motorsports, Inc., 8.50% Sr Sub Deb Ser D
                8-15-2007.................................................   B+               255,208         247,500
                                                                                           -----------   ------------
              FOOD-MISCELLANEOUS-0.10%
   250,000    Luigino's, Inc., 10.00% Sr Sub Note 2-1-2006 (f)............   B-               251,490         237,500
                                                                                           -----------   ------------
              FOREIGN-GOVERNMENT-0.40%
   400,000    Brazil (Republic of), 11.625% Global Bond 4-15-2004.........   B+               396,472         361,000
   250,000    Philippines (Republic of), 8.875% Global Bond 4-15-2008.....   BB+              243,968         241,250
   500,000    United Mexican States, 6.25% Secured Bond Ser W-B
                12-31-2019................................................   BB               378,796         358,967
                                                                                           -----------   ------------
                                                                                            1,019,236         961,217
                                                                                           -----------   ------------
              HEALTH CARE SERVICES-0.31%
   500,000    Concentra Operating Corp., 13.00% Sr Sub Note 8-15-2009
                (e).......................................................   B-               500,186         502,500
   250,000    Triad Hospitals Hldgs, 11.00% Sr Sub Note 5-15-2009 (e).....   B-               251,568         250,000
                                                                                           -----------   ------------
                                                                                              751,754         752,500
                                                                                           -----------   ------------
              OIL-CRUDE PETROLEUM AND GAS-0.17%
   250,000    Ocean Energy, Inc., 8.875% Sr Sub Note 7-15-2007............   BB-              254,502         250,625
   150,000    Swift Energy Co., 10.25% Sr Note 8-1-2009...................   B-               148,956         149,438
                                                                                           -----------   ------------
                                                                                              403,458         400,063
                                                                                           -----------   ------------
              PAPER-0.21%
   500,000    Packaging Corp. of America, 9.625% Sr Sub Note 4-1-2009
                (f).......................................................   B                512,877         505,000
                                                                                           -----------   ------------
              RETAIL-GROCERY-0.11%
   250,000    Stater Brothers Holdings, 10.75% Sr Note 8-15-2006 (e)......   B+               250,187         255,000
                                                                                           -----------   ------------
              STEEL AND IRON-0.10%
   250,000    Weirton Steel Corp., 10.875% Sr Note 10-15-1999.............   B                250,212         248,750
                                                                                           -----------   ------------
              TELECOMMUNICATIONS-1.76%
   500,000    Hyperion Telecommunications, 12.25% Sr Note 9-1-2004........   BB-              538,892         525,000
   250,000    Intermedia Communications, Inc., 8.50% Sr Note 1-15-2008....   B                255,813         221,250
   250,000    McLeodUSA, Inc., 8.125% Sr Note 2-15-2009...................   B+               249,144         230,000
   500,000    Nextel Communications, Inc., 10.32% Sr Disc Note
                9-15-2007 (Zero coupon through 9-15-2002, thereafter
                10.65%) (g)...............................................   B-               371,091         365,000
   250,000    Orange plc, 9.00% Sr Sub Deb 6-1-2009 (e)...................   BB-              250,000         254,375
   500,000    Qwest Communications International, Inc., 7.25% Sr Note Ser
                B 11-1-2008...............................................   BB+              500,000         485,000
   750,000    RCN Corp., 10.00% Sr Note 10-15-2007........................   NR               768,319         733,125
   500,000    Rogers Cantel, Inc., 9.375% Sr Secured Deb 6-1-2008.........   BB+              528,241         527,500
   500,000    Splitrock Services, Inc., 11.75% Sr Note 7-15-2008..........   NR               503,660         450,000
   500,000    Winstar Communications, Inc., 11.15% Sr Disc Note
                10-15-2005 (Zero coupon until 10-15-2000, thereafter
                14.00%) (g)...............................................   CCC+             461,816         430,000
                                                                                           -----------   ------------
                                                                                            4,426,976       4,221,250
                                                                                           -----------   ------------
              TELEPHONE SERVICES-0.39%
   500,000    Alaska Communications SY, 9.375% Sr Sub Note 5-15-2009
                (e).......................................................   B+               501,100         471,250
   500,000    Level 3 Communications, Inc., 9.125% Sr Note 5-1-2008.......   B                498,777         465,000
                                                                                           -----------   ------------
                                                                                              999,877         936,250
                                                                                           -----------   ------------

FORTIS STOCK FUNDS
ASSET ALLOCATION PORTFOLIO (CONTINUED)
Schedule of Investments
August 31, 1999

CORPORATE BONDS-NON-INVESTMENT GRADE-CONTINUED
--------------------------------------------------------------------------------

                                                                              Standard
                                                                              & Poor's
 Principal                                                                     Rating                       Market
  Amount                                                                     (Unaudited)    Cost (b)      Value (c)
-----------                                                                  -----------   -----------   ------------
              TEXTILE MANUFACTURING-0.15%
$  375,000    Pillowtex Corp., 10.00% Sr Sub Note 11-15-2006..............   B+            $  391,952    $    356,250
                                                                                           -----------   ------------
              TOTAL CORPORATE BONDS - NON-INVESTMENT GRADE................                 $15,611,166   $ 14,565,455
                                                                                           ===========   ============

U.S. GOVERNMENT SECURITIES-12.23%
--------------------------------------------------------------------------------

 Principal                                                                                       Market
  Amount                                                                        Cost (b)       Value (c)
-----------                                                                  --------------   ------------
              FEDERAL NATIONAL MORTGAGE ASSOCIATION - 2.28%
              MORTGAGE BACKED SECURITIES:
$3,101,143    6.00% 2013-2014.............................................   $    3,000,215   $  2,953,475
   274,265    6.30% 2008..................................................          274,592        260,410
 1,443,040    6.63% 2005..................................................        1,479,379      1,414,774
   267,324    7.50% 2027..................................................          274,580        265,674
   484,618    8.00% 2025..................................................          491,963        491,258
   105,917    9.00% 2016-2021.............................................          104,049        110,910
                                                                             --------------   ------------
              TOTAL FEDERAL NATIONAL MORTGAGE ASSOCIATION.................        5,624,778      5,496,501
                                                                             --------------   ------------
              GOVERNMENT NATIONAL MORTGAGE ASSOCIATION - 0.45%
              MORTGAGE BACKED SECURITIES:
 1,023,470    9.00% 2023..................................................        1,056,733      1,074,274
    16,249    9.50% 2019..................................................           16,117         17,419
                                                                             --------------   ------------
              TOTAL GOVERNMENT NATIONAL MORTGAGE ASSOCIATION..............        1,072,850      1,091,693
                                                                             --------------   ------------
              U.S. TREASURY SECURITIES - 9.50%
              BONDS:
 1,475,000    5.25% 2028..................................................        1,265,641      1,275,875
                                                                             --------------   ------------
              NOTES:
 1,000,000    4.625% 2000.................................................          994,216        987,188
 5,460,000    5.50% 2003..................................................        5,374,127      5,381,512
 9,500,000    6.125% 2007.................................................        9,462,579      9,464,375
                                                                             --------------   ------------
                                                                                 15,830,922     15,833,075
                                                                             --------------   ------------
              STRIPS:
20,300,000    6.10% 2019(g)...............................................        6,101,121      5,728,843
                                                                             --------------   ------------
              TOTAL U.S. TREASURY SECURITIES..............................       23,197,684     22,837,793
                                                                             --------------   ------------
              TOTAL U.S. GOVERNMENT SECURITIES............................       29,895,312     29,425,987
                                                                             --------------   ------------
              TOTAL LONG-TERM INVESTMENTS.................................   $  219,109,804   $233,987,969
                                                                             ==============   ============

SHORT-TERM INVESTMENTS-1.69%
--------------------------------------------------------------------------------

 Principal                                                                      Market
  Amount                                                                      Value (c)
-----------                                                                  ------------
              BANKS-0.00%
$    7,234    U.S. Bank N.A. Money Market Variable Rate Time Deposit,
                Current rate -- 5.05%.....................................   $      7,234
                                                                             ------------
              DIVERSIFIED FINANCE-0.05%
   108,000    Norwest Bank Associates Corp., Master Variable Rate Note,
                Current rate -- 4.97%.....................................        108,000
                                                                             ------------
              INVESTMENT COMPANY-1.64%
 3,943,637    Norwest Advantage Cash Investment Fund, Current
                rate -- 4.93%.............................................      3,943,637
                                                                             ------------
              TOTAL SHORT-TERM INVESTMENTS................................      4,058,871
                                                                             ------------
              TOTAL INVESTMENTS IN SECURITIES (COST: $223,168,675)(b).....   $238,046,840
                                                                             ============

 (a) Presently non-income producing. For long-term debt securities, items identified are in default as to payment of interest and/or principal.
 (b) At August 31, 1999, the cost of securities for federal income tax purposes was $223,469,814 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation.....................................  $23,491,333
Unrealized depreciation.....................................   (8,914,307)
-------------------------------------------------------------------------
Net unrealized appreciation.................................  $14,577,026
-------------------------------------------------------------------------

 (c) See Note 1 of accompanying Notes to Financial Statements regarding valuation of securities.
 (d) Note: Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 7.10% of total net assets as of August 31, 1999.
 (e) Securities sold within the terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or to other "accredited investors". These investments have been identified by portfolio management as illiquid securities:

Period Acquired  Shares/Par   Security                                              Cost Basis
---------------  ----------   --------                                              ----------
1999              500,000     Alaska Communications SY due 2009 - 144A               $501,100
1997              504,088     Australis Media Ltd. due 2000                           401,365
1999              500,000     Concentra Operating Corp. due 2009 - 144A               500,186
1999              250,000     Goldman Sachs Group due 2009 - 144A                     250,000
1998                  250     Highwaymaster Communications, Inc. (Warrants) - 144A      4,547
1999              500,000     Lyondell Chemical Co. due 2007 - 144A                   501,125
1999              250,000     Orange plc due 2009 - 144A                              250,000
1999              500,000     Prudential Insurance Co. due 2006 - 144A                498,030
1999              250,000     Stater Brothers Holdings due 2006 - 144A                250,187
1999              250,000     Triad Hospitals Holdings due 2009 - 144A                251,568

    The aggregate value of these securities at August 31, 1999, was $2,932,654, which represents 1.22% of total net assets.
 (f) Securities sold within the terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or to other "accredited investors". Pursuant to guidelines adopted by the Board of Directors, these issues are deemed to be liquid. The aggregate value of these securities at August 31, 1999, was $4,271,713, which represents 1.78% of total net assets.
 (g) The interest rate disclosed for these securities represents the effective yield on the date of acquisition.
 (h) The interest rate disclosed for principal only strips represents the effective yield at August 31, 1999, based upon the estimated timing and amount of future cash flows. These investments have been identified by portfolio management as liquid securities. The aggregate value of these securities at August 31, 1999, was $297,931, which represents .12% of total net assets.
  * Moody's Rating

FORTIS STOCK FUNDS
VALUE FUND
Schedule of Investments
August 31, 1999

COMMON STOCKS-98.15%
--------------------------------------------------------------------------------

                                                                 Market
Shares                                            Cost (b)      Value (c)
-------                                          -----------   -----------
          AEROSPACE AND EQUIPMENT - 2.03%
 11,000   Raytheon Co. Class B.................  $   777,251   $   749,375
  4,500   United Technologies Corp.............      274,907       297,562
                                                 -----------   -----------
                                                   1,052,158     1,046,937
                                                 -----------   -----------
          AUTOMOBILE AND MOTOR VEHICLE
          PARTS - 0.15%
  4,193   Delphi Automotive Systems Corp.......       56,247        78,619
                                                 -----------   -----------
          AUTOMOBILE MANUFACTURERS - 3.11%
 18,000   Ford Motor Co........................    1,018,853       938,250
 10,000   General Motors Corp..................      546,307       661,250
                                                 -----------   -----------
                                                   1,565,160     1,599,500
                                                 -----------   -----------
          BANKS - 4.64%
 17,700   Bank of America Corp.................    1,048,167     1,070,850
  7,800   Bank of New York Company, Inc........      248,104       278,850
 12,400   Chase Manhattan Corp.................      900,841     1,037,725
                                                 -----------   -----------
                                                   2,197,112     2,387,425
                                                 -----------   -----------
          BEVERAGE - 2.21%
  7,000   Anheuser-Busch Companies, Inc........      517,027       539,000
  3,000   Canandaigua Brands, Inc.
            Class A (a)........................      164,120       173,625
 22,500   Pepsi Bottling Group, Inc............      488,293       426,094
                                                 -----------   -----------
                                                   1,169,440     1,138,719
                                                 -----------   -----------
          BROADCASTING - 0.44%
  7,000   Comcast Corp. Special
            Class A (a)........................      278,608       228,375
                                                 -----------   -----------
          BUILDING MATERIALS - 0.38%
  7,000   Owens Corning........................      256,395       196,875
                                                 -----------   -----------
          BUSINESS SERVICES - 5.34%
 13,500   American Management Systems,
            Inc. (a)                                 397,408       386,437
  9,000   Avis Rent A Car, Inc. (a)............      261,015       198,000
 10,500   First Data Corp......................      472,882       462,000
  8,500   Fiserv, Inc. (a).....................      270,782       261,906
 14,000   Modis Professional Services,
            Inc. (a)...........................      205,939       221,375
  9,000   National Data Corp...................      406,431       344,250
  9,000   Policy Management Systems
            Corp. (a)..........................      267,940       275,062
 15,000   United Rentals, Inc. (a).............      403,580       366,562
 11,000   Wallace Computer Services, Inc.......      269,827       235,125
                                                 -----------   -----------
                                                   2,955,804     2,750,717
                                                 -----------   -----------
          CHEMICALS - 0.44%
  2,000   Dow Chemical Co......................      244,861       227,250
                                                 -----------   -----------
          CHEMICALS-SPECIALTY - 0.49%
  4,000   Geon Co..............................      129,080       119,500
  6,000   NOVA Chemicals Corp..................      128,919       131,250
                                                 -----------   -----------
                                                     257,999       250,750
                                                 -----------   -----------
          COMPUTER-COMMUNICATION
          EQUIPMENT - 0.76%
  9,000   NCR Corp. (a)........................      408,022       393,750
                                                 -----------   -----------
          COMPUTER-HARDWARE - 1.20%
  9,500   Apple Computer, Inc. (a).............      410,836       619,875
                                                 -----------   -----------
          COMPUTER-SOFTWARE - 4.90%
  4,000   Adaptec, Inc. (a)....................      100,679       156,000
  6,500   Affiliated Computer Services,
            Inc. (a)...........................      276,160       277,875
  7,000   BISYS Group, Inc. (a)................      384,579       332,500

                                                                 Market
Shares                                            Cost (b)      Value (c)
-------                                          -----------   -----------
  5,000   Check Point Software Technologies
            Ltd. (a)...........................  $   221,825   $   385,625
  5,500   Computer Associates International,
            Inc................................      269,041       310,750
  9,000   Compuware Corp. (a)..................      262,896       271,687
 22,500   CSG Systems International,
            Inc. (a)...........................      567,671       507,656
  5,000   Electronic Data Systems Corp.........      203,431       280,625
                                                 -----------   -----------
                                                   2,286,282     2,522,718
                                                 -----------   -----------
          CONSTRUCTION - 0.92%
  7,500   Centex Corp..........................      263,358       210,937
  4,700   Kaufman & Broad Home Corp............      113,388        96,056
  7,300   Pulte Corp...........................      165,283       168,812
                                                 -----------   -----------
                                                     542,029       475,805
                                                 -----------   -----------
          ELECTRONIC-CONTROLS AND
          EQUIPMENT - 2.54%
  4,300   Dionex Corp. (a).....................      194,042       171,194
 10,800   Hewlett-Packard Co...................      569,858     1,138,050
                                                 -----------   -----------
                                                     763,900     1,309,244
                                                 -----------   -----------
          ELECTRONIC-DEFENSE - 1.38%
 11,500   L-3 Communications Holdings,
            Inc. (a)...........................      547,638       456,406
  4,000   Litton Industries, Inc. (a)..........      251,548       256,000
                                                 -----------   -----------
                                                     799,186       712,406
                                                 -----------   -----------
          ELECTRONIC-SEMICONDUCTOR AND
          CAPACITOR - 1.05%
  7,500   Altera Corp. (a).....................      259,322       315,937
  3,000   Micron Technology, Inc. (a)..........      129,574       223,687
                                                 -----------   -----------
                                                     388,896       539,624
                                                 -----------   -----------
          FINANCIAL SERVICES - 13.99%
  4,500   Ambac Financial Group, Inc...........      268,509       237,656
  4,000   American Express Co..................      551,462       550,000
 17,500   C.I.T. Group, Inc....................      513,191       416,719
  7,500   Capital One Financial Corp...........      408,893       283,125
 41,625   Citigroup, Inc.......................    1,365,803     1,849,711
  3,000   Conseco, Inc.........................      104,707        72,000
 13,000   Countrywide Credit Industries,
            Inc................................      525,135       417,625
 18,700   Fannie Mae...........................    1,219,716     1,161,737
 15,000   Freddie Mac..........................      828,836       772,500
 17,500   Heller Financial, Inc................      463,720       400,312
  3,500   J.P. Morgan & Co., Inc...............      440,179       452,156
  4,000   Marsh & McLennan Companies, Inc......      216,657       291,250
  3,500   Morgan Stanley Dean Witter & Co......      231,772       300,344
                                                 -----------   -----------
                                                   7,138,580     7,205,135
                                                 -----------   -----------
          FOOD - 0.77%
 19,000   U.S. Foodservice (a).................      431,190       395,437
                                                 -----------   -----------
          FURNITURE - 0.58%
 15,000   Furniture Brands International,
            Inc. (a)...........................      387,928       300,937
                                                 -----------   -----------
          HEALTH CARE SERVICES - 2.12%
  3,500   Bausch & Lomb, Inc...................      257,937       231,219
  6,500   C.R. Bard, Inc.......................      278,154       303,062
  3,500   MedQuist, Inc. (a)...................      129,023       121,844
  6,000   Wellpoint Health Networks,
            Inc. (a)...........................      467,869       437,250
                                                 -----------   -----------
                                                   1,132,983     1,093,375
                                                 -----------   -----------
          HOTEL AND GAMING - 0.31%
 14,000   Park Place Entertainment
            Corp. (a)..........................      138,043       158,375
                                                 -----------   -----------

--------------------------------------------------------------------------------

                                                                 Market
Shares                                            Cost (b)      Value (c)
-------                                          -----------   -----------
          INSURANCE - 5.94%
  6,000   Aetna, Inc...........................  $   547,321   $   466,500
  7,500   American General Corp................      541,428       532,500
 14,375   American International Group, Inc....    1,404,949     1,332,383
  4,300   Hartford Financial Services Group,
            Inc................................      224,159       195,381
 19,000   MONY Group, Inc......................      546,618       532,000
                                                 -----------   -----------
                                                   3,264,475     3,058,764
                                                 -----------   -----------
          LEISURE TIME-AMUSEMENTS - 1.46%
 22,000   Hollywood Entertainment Corp. (a)....      496,713       298,375
 22,000   Mandalay Resort Group (a)............      440,168       451,000
                                                 -----------   -----------
                                                     936,881       749,375
                                                 -----------   -----------
          MACHINERY-SPECIALTY - 0.49%
  4,000   Ingersoll-Rand Co....................      209,890       254,500
                                                 -----------   -----------
          MACHINERY-TOOLS - 0.40%
  3,500   Danaher Corp.........................      220,509       205,625
                                                 -----------   -----------
          MEDICAL SUPPLIES - 2.79%
 13,000   Baxter International, Inc. (with
            rights)............................      793,801       871,812
 12,500   IDEXX Laboratories, Inc. (a).........      269,861       212,500
 11,000   Mallinckrodt Group, Inc..............      359,166       352,688
                                                 -----------   -----------
                                                   1,422,828     1,437,000
                                                 -----------   -----------
          METALS-FABRICATING - 0.64%
  5,000   Waters Corp. (a).....................      249,158       329,688
                                                 -----------   -----------
          METALS-MINING AND
          MISCELLANEOUS - 0.56%
  4,500   Alcoa, Inc...........................      192,953       290,531
                                                 -----------   -----------
          NATURAL GAS TRANSMISSIONS - 0.50%
  7,000   El Paso Energy Corp..................      259,693       255,938
                                                 -----------   -----------
          OFFICE EQUIPMENT AND SUPPLIES - 3.26%
 20,000   IKON Office Solutions, Inc...........      264,333       222,500
 12,500   Pitney Bowes, Inc....................      821,594       737,500
 15,000   Xerox Corp...........................      896,906       716,250
                                                 -----------   -----------
                                                   1,982,833     1,676,250
                                                 -----------   -----------
          OIL AND GAS FIELD SERVICES - 0.65%
  5,000   Schlumberger Ltd.....................      252,339       333,750
                                                 -----------   -----------
          OIL-CRUDE PETROLEUM AND GAS - 10.63%
  3,500   Chevron Corp.........................      296,590       322,875
 20,000   Conoco, Inc. Class A.................      548,386       535,000
 23,400   Exxon Corp...........................    1,726,153     1,845,675
  5,300   Mobil Corp...........................      417,740       542,588
 20,000   Phillips Petroleum Co................    1,022,221     1,020,000
 11,500   Royal Dutch Petroleum Co. NY
            Shares.............................      584,777       711,563
 16,000   USX-Marathon Group...................      493,395       498,000
                                                 -----------   -----------
                                                   5,089,262     5,475,701
                                                 -----------   -----------
          PAPER - 1.09%
 17,000   Louisiana-Pacific Corp...............      367,450       314,500
  4,000   Temple-Inland, Inc...................      278,347       248,000
                                                 -----------   -----------
                                                     645,797       562,500
                                                 -----------   -----------
          PRINTING - 1.82%
  5,500   Electronics for Imaging, Inc. (a)....      255,402       322,438
 14,000   Valassis Communications, Inc. (a)....      522,002       612,500
                                                 -----------   -----------
                                                     777,404       934,938
                                                 -----------   -----------

                                                                 Market
Shares                                            Cost (b)      Value (c)
-------                                          -----------   -----------
          PUBLISHING - 0.72%
  8,000   McClatchy Co. Class A................  $   271,046   $   276,500
  5,700   Wiley (John) & Sons, Inc. Class A....      121,198        92,625
                                                 -----------   -----------
                                                     392,244       369,125
                                                 -----------   -----------
          RESTAURANTS AND FRANCHISING - 0.44%
 14,500   Darden Restaurants, Inc..............      311,153       226,563
                                                 -----------   -----------
          RETAIL-CLOTHING - 1.38%
 10,000   AnnTaylor Stores Corp. (a)...........      411,661       331,250
  8,000   Talbots, Inc.........................      262,591       247,500
  4,500   TJX Companies, Inc...................      140,404       129,938
                                                 -----------   -----------
                                                     814,656       708,688
                                                 -----------   -----------
          RETAIL-DEPARTMENT STORES - 1.15%
  5,000   Harcourt General, Inc................      261,615       219,063
  9,500   May Department Stores Co.............      414,757       371,094
                                                 -----------   -----------
                                                     676,372       590,157
                                                 -----------   -----------
          RETAIL-DISCOUNT STORES - 0.40%
 16,500   Kmart Corp. (a)......................      271,191       207,281
                                                 -----------   -----------
          RETAIL-MISCELLANEOUS - 0.75%
  6,500   Regis Corp...........................      168,168       124,313
 11,500   Tupperware Corp......................      264,722       259,469
                                                 -----------   -----------
                                                     432,890       383,782
                                                 -----------   -----------
          SHIP BUILDING, SHIPPING - 0.51%
  8,000   Tidewater, Inc.......................      210,979       260,000
                                                 -----------   -----------
          TELECOMMUNICATION EQUIPMENT - 3.05%
 12,500   ECI Telecommunications Ltd...........      455,343       354,688
 10,500   General Instrument Corp. (a).........      369,757       516,469
 12,000   Nortel Networks Corp.................      542,915       492,750
  4,000   Scientific-Atlanta, Inc..............      142,744       205,000
                                                 -----------   -----------
                                                   1,510,759     1,568,907
                                                 -----------   -----------
          TELEPHONE SERVICES - 5.42%
  8,000   Bell Atlantic Corp...................      443,796       490,000
 11,900   BellSouth Corp.......................      512,573       538,475
 13,500   CenturyTel, Inc......................      533,272       530,719
  2,500   GTE Corp.............................      159,472       171,563
 10,000   MCI WorldCom, Inc. (a)...............      881,474       757,500
  6,800   Sprint Corp..........................      133,059       301,750
                                                 -----------   -----------
                                                   2,663,646     2,790,007
                                                 -----------   -----------
          TOBACCO - 1.67%
 23,000   Philip Morris Companies, Inc.........      943,714       861,063
                                                 -----------   -----------
          UTILITIES-ELECTRIC - 2.68%
  5,500   Consolidated Edison, Inc.............      281,883       242,000
 11,500   Edison International.................      300,765       291,813
  5,500   Public Service Enterprise Group,
            Inc................................      220,674       225,500
 10,500   Reliant Energy, Inc..................      321,230       290,719
  6,500   Southern Co..........................      193,629       175,906
  4,000   Unicom Corp..........................      154,684       154,500
                                                 -----------   -----------
                                                   1,472,865     1,380,438
                                                 -----------   -----------
          TOTAL COMMON STOCKS..................  $50,066,150   $50,542,419
                                                 ===========   ===========

FORTIS STOCK FUNDS
VALUE FUND (CONTINUED)
Schedule of Investments
August 31, 1999

SHORT-TERM INVESTMENTS - 1.79%
--------------------------------------------------------------------------------

 Principal                                                                     Market
  Amount                                                                      Value (c)
-----------                                                                  -----------
              BANKS - 0.00%
 $  1,158     U.S. Bank N.A. Money Market Variable Rate Time Deposit,
                Current rate -- 5.05%.....................................   $     1,158
                                                                             -----------
              DIVERSIFIED FINANCE - 0.38%
  196,000     Norwest Bank Associates Corp., Master Variable Rate Note,
                Current rate -- 4.97%.....................................       196,000
                                                                             -----------
              INVESTMENT COMPANY - 1.41%
  727,642     Norwest Advantage Cash Investment Fund, Current
                rate -- 4.93%.............................................       727,642
                                                                             -----------
              TOTAL SHORT-TERM INVESTMENTS................................       924,800
                                                                             -----------
              TOTAL INVESTMENTS IN SECURITIES (COST: $50,990,950)(b)......   $51,467,219
                                                                             ===========

 (a) Presently not paying dividend income.
 (b) At August 31, 1999, the cost of securities for federal income tax purposes was $51,131,716 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation.....................................  $ 4,058,367
Unrealized depreciation.....................................   (3,722,864)
-------------------------------------------------------------------------
Net unrealized appreciation.................................  $   335,503
-------------------------------------------------------------------------

 (c) See Note 1 of accompanying Notes to Financial Statements.
 (d) Note: Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents .68% of total net assets as of August 31, 1999.

FORTIS STOCK FUNDS
GROWTH & INCOME FUND
Schedule of Investments
August 31, 1999

COMMON STOCKS-88.38%
--------------------------------------------------------------------------------

                                                                 Market
Shares                                            Cost (b)      Value (c)
-------                                          -----------   -----------
          ADVERTISING-PUBLIC RELATIONS-1.11%
 12,000   Interpublic Group of Companies,
            Inc................................  $   463,110   $   475,500
                                                 -----------   -----------
          AEROSPACE AND EQUIPMENT-2.92%
  7,500   Boeing Co............................      356,791       339,844
  3,500   Northrop Grumman Corp................      235,585       253,750
 10,000   United Technologies Corp.............      359,512       661,250
                                                 -----------   -----------
                                                     951,888     1,254,844
                                                 -----------   -----------
          BANKS-3.30%
  6,000   Chase Manhattan Corp.................      469,110       502,125
 12,000   Fleet Financial Group, Inc...........      459,926       477,750
  7,500   Marshall & Ilsley Corp...............      433,200       439,219
                                                 -----------   -----------
                                                   1,362,236     1,419,094
                                                 -----------   -----------
          BEVERAGE-1.26%
  7,000   Anheuser-Busch Companies, Inc........      461,654       539,000
                                                 -----------   -----------
          BROKERAGE AND INVESTMENT-0.78%
  4,500   Merrill Lynch & Co., Inc.............      367,770       335,812
                                                 -----------   -----------
          BUSINESS SERVICES-2.58%
 10,000   Automatic Data Processing, Inc.......      463,819       393,125
  9,500   Omnicom Group, Inc...................      389,635       716,062
                                                 -----------   -----------
                                                     853,454     1,109,187
                                                 -----------   -----------
          CHEMICALS-2.00%
  3,793   Du Pont (E.I.) de Nemours & Co.......      281,211       240,401
 12,000   Hercules, Inc........................      420,000       390,750
  4,000   Union Carbide Corp...................      220,654       227,500
                                                 -----------   -----------
                                                     921,865       858,651
                                                 -----------   -----------
          COMPUTER-SOFTWARE-0.98%
  7,500   Electronic Data Systems Corp.........      393,133       420,937
                                                 -----------   -----------
          CONSUMER GOODS-0.85%
  6,800   Colgate-Palmolive Co.................      368,264       363,800
                                                 -----------   -----------
          COSMETICS AND SUNDRIES-0.52%
  5,500   International Flavors & Fragrances,
            Inc................................      260,600       224,125
                                                 -----------   -----------
          DIVERSIFIED COMPANIES-1.21%
  5,500   Minnesota Mining and Manufacturing
            Co.                                      511,665       519,750
                                                 -----------   -----------
          DRUGS-5.57%
 20,800   American Home Products Corp..........    1,050,727       863,200
  6,500   Bristol-Myers Squibb Co..............      449,260       457,437
  2,300   Johnson & Johnson....................      233,699       235,175
 16,000   Pharmacia & Upjohn, Inc..............      631,339       836,000
                                                 -----------   -----------
                                                   2,365,025     2,391,812
                                                 -----------   -----------
          ELECTRICAL EQUIPMENT-1.96%
  7,500   General Electric Co..................      421,048       842,344
                                                 -----------   -----------
          FINANCIAL SERVICES-3.43%
  5,500   J.P. Morgan & Co., Inc...............      787,935       710,531
 10,500   Marsh & McLennan Companies, Inc......      648,972       764,531
                                                 -----------   -----------
                                                   1,436,907     1,475,062
                                                 -----------   -----------
          FOOD-6.34%
 12,400   Campbell Soup Co.....................      558,368       547,925
  8,000   Groupe Danone ADR....................      307,347       397,000
 20,000   Nabisco Group Holdings Corp..........      451,542       355,000
 13,000   Quaker Oats Co.......................      693,000       868,562

                                                                 Market
Shares                                            Cost (b)      Value (c)
-------                                          -----------   -----------
 17,000   SYSCO Corp...........................  $   561,199   $   554,625
                                                 -----------   -----------
                                                   2,571,456     2,723,112
                                                 -----------   -----------
          HEALTH CARE SERVICES-0.57%
 10,000   Columbia/HCA Healthcare Corp.........      256,120       246,250
                                                 -----------   -----------
          INSURANCE-5.03%
  8,700   Allstate Corp........................      336,533       285,469
  9,392   American International Group, Inc....      408,504       870,521
 18,500   Aon Corp.............................      815,902       617,437
 24,500   LaSalle Re Holdings Ltd..............      677,857       388,937
                                                 -----------   -----------
                                                   2,238,796     2,162,364
                                                 -----------   -----------
          LEISURE TIME-AMUSEMENTS-1.09%
 10,000   Royal Caribbean Cruises Ltd..........      203,125       468,125
                                                 -----------   -----------
          MACHINERY-OIL AND WELL-2.02%
 20,000   Baker Hughes, Inc....................      462,463       680,000
  4,000   Halliburton Co.......................      203,270       185,500
                                                 -----------   -----------
                                                     665,733       865,500
                                                 -----------   -----------
          MEDIA-1.09%
 10,000   CBS Corp. (a)........................      493,586       470,000
                                                 -----------   -----------
          MEDICAL SUPPLIES-1.25%
  8,000   Baxter International, Inc. (with
            rights)............................      395,927       536,500
                                                 -----------   -----------
          NATURAL GAS TRANSMISSIONS-6.50%
 15,072   El Paso Energy Corp..................      402,835       551,070
 33,800   Enron Corp...........................      706,722     1,415,375
 20,000   Williams Companies, Inc..............      625,969       825,000
                                                 -----------   -----------
                                                   1,735,526     2,791,445
                                                 -----------   -----------
          OIL AND GAS FIELD SERVICES-1.24%
  8,000   Schlumberger Ltd.....................      414,764       534,000
                                                 -----------   -----------
          OIL-CRUDE PETROLEUM AND GAS-11.47%
  2,999   BP Amoco plc ADR.....................      186,015       336,263
  5,000   Chevron Corp.........................      434,637       461,250
 15,000   Conoco, Inc. Class A.................      345,000       401,250
 22,985   Conoco, Inc. Class B.................      608,702       617,715
  6,000   Exxon Corp...........................      318,656       473,250
 10,500   Mobil Corp...........................      780,215     1,074,938
  8,500   Phillips Petroleum Co................      448,014       433,500
  8,000   Royal Dutch Petroleum Co. NY
            Shares.............................      384,417       495,000
 10,000   Texaco, Inc..........................      500,373       635,000
                                                 -----------   -----------
                                                   4,006,029     4,928,166
                                                 -----------   -----------
          PUBLISHING-3.30%
 18,000   McGraw-Hill Companies, Inc...........      689,488       930,375
 15,600   Reader's Digest Association, Inc.
            Class A                                  445,377       487,500
                                                 -----------   -----------
                                                   1,134,865     1,417,875
                                                 -----------   -----------
          REAL ESTATE-INVESTMENT TRUST-1.33%
 18,000   Cornerstone Properties, Inc..........      274,164       286,875
 11,140   Equity Office Properties Trust.......      257,954       284,766
                                                 -----------   -----------
                                                     532,118       571,641
                                                 -----------   -----------
          RETAIL-DEPARTMENT STORES-0.44%
  5,000   Sears, Roebuck & Co..................      273,119       187,500
                                                 -----------   -----------
          RETAIL-SPECIALTY-0.45%
  5,000   Intimate Brands, Inc.................      143,143       192,813
                                                 -----------   -----------

FORTIS STOCK FUNDS
GROWTH & INCOME FUND (CONTINUED)
Schedule of Investments
August 31, 1999

COMMON STOCKS-CONTINUED
--------------------------------------------------------------------------------

                                                                 Market
Shares                                            Cost (b)      Value (c)
-------                                          -----------   -----------
          STEEL AND IRON-1.21%
 20,000   British Steel plc ADR................  $   504,423   $   518,750
                                                 -----------   -----------
          TELECOMMUNICATIONS-2.06%
 14,000   Ameritech Corp.......................      600,664       883,750
                                                 -----------   -----------
          TELEPHONE SERVICES-9.36%
 10,000   ALLTEL Corp..........................      432,195       676,250
 14,000   AT&T Corp............................      614,128       630,000
 10,200   Frontier Corp........................      351,867       427,763
 11,500   GTE Corp.............................      587,838       789,188
 21,000   SBC Communications, Inc..............      754,920     1,008,000
  9,400   U S West, Inc........................      372,996       491,150
                                                 -----------   -----------
                                                   3,113,944     4,022,351
                                                 -----------   -----------

                                                                 Market
Shares                                            Cost (b)      Value (c)
-------                                          -----------   -----------
          TOBACCO-1.17%
  8,500   Philip Morris Companies, Inc.........  $   382,589   $   318,219
  6,667   R.J. Reynolds Tobacco Holdings,
            Inc................................      151,076       182,917
                                                 -----------   -----------
                                                     533,665       501,136
                                                 -----------   -----------
          TOYS-0.40%
  7,000   Hasbro, Inc..........................      213,474       171,063
                                                 -----------   -----------
          UTILITIES-ELECTRIC-3.59%
 20,000   Illinova Corp........................      621,740       637,500
  6,600   Montana Power Co.....................      236,061       204,187
 26,500   Potomac Electric Power Co............      790,532       702,250
                                                 -----------   -----------
                                                   1,648,333     1,543,937
                                                 -----------   -----------
          TOTAL COMMON STOCKS..................  $32,817,429   $37,966,196
                                                 ===========   ===========

PREFERRED STOCKS-4.40%
--------------------------------------------------------------------------------

                                                                                         Market
Shares                                                                    Cost (b)      Value (c)
-------                                                                  -----------   -----------
          CABLE TELEVISION-0.51%
  1,200   Adelphia Communications Corp. Class A, Conv. Ser D 5.50%....   $  240,000    $   220,800
                                                                         -----------   -----------
          MISCELLANEOUS-1.32%
 12,000   Qwest Trends Trust, Conv. 5.75% (e).........................      501,000        567,000
                                                                         -----------   -----------
          TELECOMMUNICATIONS-1.09%
  6,300   Global TeleSystems Group, Inc., Conv. 7.25% (e).............      315,000        352,800
  2,400   Verio, Inc., Conv. 6.75% (e)................................      120,000        114,000
                                                                         -----------   -----------
                                                                            435,000        466,800
                                                                         -----------   -----------
          UTILITIES-ELECTRIC-1.48%
  7,500   AES Corp., Conv. Ser A 'Tecons', 5.375%.....................      425,599        633,750
                                                                         -----------   -----------
          TOTAL PREFERRED STOCKS......................................   $1,601,599    $ 1,888,350
                                                                         ===========   ===========

CORPORATE BONDS-NON-INVESTMENT GRADE-4.09%
--------------------------------------------------------------------------------

                                                                              Standard
                                                                              & Poor's
 Principal                                                                     Rating                      Market
  Amount                                                                     (Unaudited)    Cost (b)      Value (c)
-----------                                                                  -----------   -----------   -----------
              ELECTRONIC-SEMICONDUCTOR AND CAPACITOR-1.09%
 $400,000     Cypress Semiconductor Corp., 6.00% Conv. 10-1-2002 (e)......   B             $  400,000    $   469,500
                                                                                           -----------   -----------
              HEALTH CARE SERVICES-0.38%
  300,000     Assisted Living Concepts, Inc., 5.625% Conv. 5-1-2003 (e)...   NR               300,000        161,625
                                                                                           -----------   -----------
              MEDIA-1.52%
  942,000     Tribune Co., Conv. 2.00% (PHONES - America Online) (f)......   A-               942,000        654,750
                                                                                           -----------   -----------
              MEDICAL TECHNOLOGY-0.31%
  100,000     Centocor, Inc., 4.75% Conv. 2-15-2005.......................   B+               100,000        132,750
                                                                                           -----------   -----------
              TELEPHONE SERVICES-0.79%
  350,000     Telefonos de Mexico, S.A., 4.25% Conv. Ser A 6-15-2004......   BB               350,000        340,375
                                                                                           -----------   -----------
              TOTAL CORPORATE BONDS - NON-INVESTMENT GRADE................                  2,092,000      1,759,000
                                                                                           ===========   ===========
              TOTAL LONG-TERM INVESTMENTS.................................                 $36,511,028   $41,613,546
                                                                                           ===========   ===========

SHORT-TERM INVESTMENTS-1.70%
--------------------------------------------------------------------------------

 Principal                                                                     Market
  Amount                                                                      Value (c)
-----------                                                                  -----------
              BANKS-0.00%
 $  1,028     U.S. Bank N.A. Money Market Variable Rate Time Deposit,
                Current rate -- 5.05%.....................................   $     1,028
                                                                             -----------
              DIVERSIFIED FINANCE-1.05%
  450,000     Norwest Bank Associates Corp., Master Variable Rate Note,
                Current rate -- 4.97%.....................................       450,000
                                                                             -----------
              INVESTMENT COMPANY-0.65%
  277,996     Norwest Advantage Cash Investment Fund, Current
                rate -- 4.93%.............................................       277,997
                                                                             -----------
              TOTAL SHORT-TERM INVESTMENTS................................       729,025
                                                                             -----------
              TOTAL INVESTMENTS IN SECURITIES (COST: $37,240,053)(b)......   $42,342,571
                                                                             ===========

 (a) Not presently income producing.
 (b) At August 31, 1999, the cost of securities for federal income tax purposes was $37,240,053, and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation.....................................  $ 7,298,581
Unrealized depreciation.....................................   (2,196,063)
-------------------------------------------------------------------------
Net unrealized appreciation.................................  $ 5,102,518
-------------------------------------------------------------------------

 (c) See Note 1 of accompanying Notes to Financial Statements regarding valuation of securities.
 (d) Note: Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 5.76% of total net assets as of August 31, 1999.
 (e) Securities sold within the terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or to other "accredited investors". These investment have been identified by portfolio management as illiquid securities:

Period Acquired  Shares/Par   Security                                     Cost Basis
---------------  ----------   --------                                     ----------
1998              300,000     Assisted Living Concepts, Inc. due 2003 -
                                144A                                        $300,000
1997              400,000     Cypress Semiconductor Corp. due 2002 - 144A    400,000
1999                6,300     Global TeleSystems Group, Inc., Conv. -
                                144A                                         315,000
1998               12,000     Qwest Trends Trust, Conv. - 144A               501,000
1999                2,400     Verio, Inc., Conv. - 144A                      120,000

    The aggregate value of these securities at August 31, 1999, was $1,664,925, which represents 3.88% of total net assets.
 (f) PHONES (Participation Hybrid Option Note Exchangeable Securities) are debt securities which entitle the holder to the principal value or an amount based upon the market value of the referenced security.

FORTIS STOCK FUNDS
CAPITAL FUND
Schedule of Investments
August 31, 1999

COMMON STOCKS-97.69%
--------------------------------------------------------------------------------

                                                                 Market
 Shares                                          Cost (b)      Value (c)
--------                                       ------------   ------------
           ADVERTISING-PUBLIC RELATIONS -
           2.29%
 360,000   Interpublic Group of Companies,
             Inc.                              $  8,825,142   $ 14,265,000
                                               ------------   ------------
           AEROSPACE AND EQUIPMENT - 0.97%
 133,000   Boeing Co.........................     6,296,356      6,026,562
                                               ------------   ------------
           BIOMEDICS, GENETICS RESEARCH AND
           DEVELOPMENT - 1.58%
  46,000   Amgen, Inc. (a) (with rights).....     3,786,485      3,826,625
 100,000   Centocor, Inc. (a)................     5,085,000      5,987,500
                                               ------------   ------------
                                                  8,871,485      9,814,125
                                               ------------   ------------
           BROADCASTING - 4.66%
 180,000   AMFM, Inc. (a)....................     9,565,152      8,865,000
 150,000   AT&T Corp. - Liberty Media
             Group (a)                            4,756,227      4,800,000
 310,000   Sinclair Broadcasting
             Group (a).......................     6,431,931      5,037,500
 137,000   USA Networks, Inc. (a)............     5,601,715      6,147,875
 100,000   Viacom, Inc. Class B (a)..........     3,411,951      4,206,250
                                               ------------   ------------
                                                 29,766,976     29,056,625
                                               ------------   ------------
           BROKERAGE AND INVESTMENT - 1.68%
 140,000   Merrill Lynch & Co., Inc..........     9,965,452     10,447,500
                                               ------------   ------------
           BUILDING MATERIALS - 1.25%
 275,000   Masco Corp........................     7,601,911      7,785,937
                                               ------------   ------------
           BUSINESS SERVICES - 4.69%
 100,000   Automatic Data Processing, Inc....     4,638,190      3,931,250
 150,000   Ecolab, Inc.......................     6,589,377      5,634,375
 105,000   First Data Corp...................     4,768,869      4,620,000
  80,500   Fiserv, Inc. (a)..................     1,586,417      2,480,406
 124,000   Tyco International Ltd............    10,542,794     12,562,750
                                               ------------   ------------
                                                 28,125,647     29,228,781
                                               ------------   ------------
           CABLE TELEVISION - 0.71%
  67,000   MediaOne Group, Inc. (a)..........     5,017,533      4,405,250
                                               ------------   ------------
           CHEMICALS - 0.48%
  47,000   du Pont (E.I.) de Nemours & Co....     2,852,328      2,978,631
                                               ------------   ------------
           CHEMICALS-SPECIALTY - 0.30%
  38,200   Minerals Technologies, Inc........     1,951,863      1,890,900
                                               ------------   ------------
           COMPUTER-COMMUNICATION EQUIPMENT -
           6.56%
 568,000   Cabletron Systems, Inc. (a).......     8,121,801      9,549,500
 100,000   Cisco Systems, Inc. (a)...........     2,669,914      6,781,250
  35,000   Dell Computer Corp. (a)...........     1,564,171      1,708,437
  70,000   Equant NV NY Shares (a)...........     5,180,000      6,164,375
 272,000   NCR Corp. (a).....................    13,051,200     11,900,000
  60,000   Sun Microsystems, Inc. (a)........     4,724,688      4,770,000
                                               ------------   ------------
                                                 35,311,774     40,873,562
                                               ------------   ------------
           COMPUTER-HARDWARE - 0.18%
  11,800   Gateway, Inc. (a).................       979,732      1,143,862
                                               ------------   ------------
           COMPUTER-SOFTWARE - 2.28%
  76,000   Legato Systems, Inc. (a)..........     3,114,923      3,272,750
 118,000   Microsoft Corp. (a)...............     4,787,929     10,922,375
                                               ------------   ------------
                                                  7,902,852     14,195,125
                                               ------------   ------------

                                                                 Market
 Shares                                          Cost (b)      Value (c)
--------                                       ------------   ------------
           CONSUMER GOODS - 1.92%
 155,000   Colgate-Palmolive Co..............  $  7,987,153   $  8,292,500
  64,000   Kimberly-Clark Corp...............     3,349,463      3,644,000
                                               ------------   ------------
                                                 11,336,616     11,936,500
                                               ------------   ------------
           COSMETICS AND SUNDRIES - 0.48%
  72,900   International Flavors &
             Fragrances, Inc.................     3,462,744      2,970,675
                                               ------------   ------------
           DIVERSIFIED COMPANIES - 1.17%
  77,000   Minnesota Mining and Manufacturing
             Co..............................     6,748,988      7,276,500
                                               ------------   ------------
           DRUGS - 5.29%
 162,500   American Home Products Corp.......     7,378,002      6,743,750
 124,000   Biovail Corp.
             International (a)...............     6,289,320      7,168,750
  95,000   Bristol-Myers Squibb Co...........     6,565,939      6,685,625
 188,000   Forest Laboratories, Inc. (a).....     7,019,618      9,106,250
  32,000   Johnson & Johnson.................     3,251,459      3,272,000
                                               ------------   ------------
                                                 30,504,338     32,976,375
                                               ------------   ------------
           ELECTRIC-PRODUCTS - 1.34%
  49,000   Honeywell, Inc....................     4,659,198      5,561,500
 100,000   Molex, Inc. Class A...............     2,737,500      2,812,500
                                               ------------   ------------
                                                  7,396,698      8,374,000
                                               ------------   ------------
           ELECTRICAL EQUIPMENT - 2.09%
 116,000   General Electric Co...............    11,209,853     13,028,250
                                               ------------   ------------
           ELECTRONIC-CONTROLS AND EQUIPMENT
           - 0.59%
  35,000   Hewlett-Packard Co................     3,278,226      3,688,125
                                               ------------   ------------
           ELECTRONIC-SEMICONDUCTOR AND
           CAPACITOR - 5.25%
  45,000   Intel Corp........................     3,303,751      3,698,437
 105,000   JDS Uniphase Corp.................     8,014,376     11,136,562
 137,000   Motorola, Inc.....................    10,380,031     12,638,250
  64,000   Texas Instruments, Inc............     1,763,213      5,252,000
                                               ------------   ------------
                                                 23,461,371     32,725,249
                                               ------------   ------------
           FINANCIAL SERVICES - 3.08%
  51,100   American Express Co...............     6,603,203      7,026,250
  25,000   J.P. Morgan & Co., Inc............     3,581,523      3,229,687
 123,000   Marsh & McLennan Companies, Inc.       9,232,480      8,955,937
                                               ------------   ------------
                                                 19,417,206     19,211,874
                                               ------------   ------------
           FOOD - 1.21%
 103,000   Campbell Soup Co..................     4,632,881      4,551,313
  60,000   Groupe Danone ADR.................     2,234,185      2,977,500
                                               ------------   ------------
                                                  6,867,066      7,528,813
                                               ------------   ------------
           HEALTH CARE SERVICES - 3.35%
 225,000   Columbia/HCA Healthcare Corp......     5,393,760      5,540,625
 255,000   Foundation Health Systems,
             Inc. (a)........................     4,523,753      3,251,250
 750,000   MedPartners, Inc. (a).............     5,607,600      5,250,000
 112,000   United HealthCare Corp............     6,214,741      6,811,000
                                               ------------   ------------
                                                 21,739,854     20,852,875
                                               ------------   ------------
           HOTEL AND GAMING - 0.80%
 171,300   Sun International Hotels
             Ltd. (a)........................     7,162,376      4,989,113
                                               ------------   ------------

--------------------------------------------------------------------------------

                                                                 Market
 Shares                                          Cost (b)      Value (c)
--------                                       ------------   ------------
           INSURANCE - 3.07%
 106,000   Ace Ltd...........................  $  3,419,403   $  2,272,375
 160,000   American International Group,
             Inc.............................     7,214,876     14,830,000
  60,000   Aon Corp..........................     2,741,260      2,002,500
                                               ------------   ------------
                                                 13,375,539     19,104,875
                                               ------------   ------------
           MACHINERY-OIL AND WELL - 1.43%
 140,000   Baker Hughes, Inc.................     4,868,447      4,760,000
  90,000   Halliburton Co....................     4,407,784      4,173,750
                                               ------------   ------------
                                                  9,276,231      8,933,750
                                               ------------   ------------
           MEDIA - 3.38%
 215,000   CBS Corp. (a).....................     9,420,221     10,105,000
  93,000   Gannett Co., Inc..................     6,427,963      6,318,188
  78,000   Time Warner, Inc..................     1,897,750      4,626,375
                                               ------------   ------------
                                                 17,745,934     21,049,563
                                               ------------   ------------
           MEDICAL TECHNOLOGY - 0.46%
  37,000   Medtronic, Inc. (with rights).....       334,507      2,895,250
                                               ------------   ------------
           MOTION PICTURES - 0.57%
 142,000   Cinar Corporation Class B (a).....     2,391,250      3,550,000
                                               ------------   ------------
           NATURAL GAS TRANSMISSIONS - 3.85%
 276,000   Enron Corp........................     7,781,233     11,557,500
 301,000   Williams Companies, Inc...........    11,200,164     12,416,250
                                               ------------   ------------
                                                 18,981,397     23,973,750
                                               ------------   ------------
           OIL AND GAS FIELD SERVICES - 1.22%
  50,000   Devon Energy Corp. (a)............     2,013,265      1,931,250
  85,000   Schlumberger Ltd..................     4,399,543      5,673,750
                                               ------------   ------------
                                                  6,412,808      7,605,000
                                               ------------   ------------
           OIL-CRUDE PETROLEUM AND GAS -
           8.21%
 145,000   Burlington Resources, Inc.........     6,617,785      6,062,813
 130,000   Conoco, Inc. Class A..............     3,395,351      3,477,500
 257,142   Conoco, Inc. Class B..............     6,114,628      6,910,685
 350,000   Enron Oil and Gas Co..............     7,342,712      8,356,250
  92,000   Exxon Corp........................     6,644,213      7,256,500
 120,000   Phillips Petroleum Co.............     6,347,925      6,120,000
 149,000   Royal Dutch Petroleum Co. NY
             Shares                               7,229,879      9,219,375
  59,000   Texaco, Inc.......................     3,456,956      3,746,500
                                               ------------   ------------
                                                 47,149,449     51,149,623
                                               ------------   ------------
           PAPER - 0.48%
  54,000   Champion International Corp.......     3,373,383      2,970,000
                                               ------------   ------------
           PRECISION INSTRUMENTS-TEST,
           RESEARCH - 1.57%
 142,000   PE Corp. - PE Biosystems Group....     6,013,607      9,771,375
                                               ------------   ------------

                                                                 Market
 Shares                                          Cost (b)      Value (c)
--------                                       ------------   ------------
           PUBLISHING - 0.87%
 172,400   Reader's Digest Association, Inc.
             Class A.........................  $  5,331,544   $  5,387,500
                                               ------------   ------------
           RESTAURANTS AND FRANCHISING -
           0.44%
  66,000   McDonald's Corp...................     2,369,556      2,730,750
                                               ------------   ------------
           RETAIL-DEPARTMENT STORES - 0.72%
  63,000   Kohl's Corp. (a)..................       617,041      4,488,750
                                               ------------   ------------
           RETAIL-DISCOUNT STORES - 1.14%
 160,000   Wal-Mart Stores, Inc..............     4,866,866      7,090,000
                                               ------------   ------------
           RETAIL-MISCELLANEOUS - 0.62%
  30,000   Electronic Arts, Inc. (a).........     1,930,513      2,058,750
 150,000   Musicmaker.com, Inc. (a)..........     2,100,000      1,776,563
                                               ------------   ------------
                                                  4,030,513      3,835,313
                                               ------------   ------------
           RETAIL-SPECIALTY - 1.90%
  65,500   Home Depot, Inc...................       659,723      4,003,688
 166,000   Tandy Corp. (with rights).........     6,625,240      7,843,500
                                               ------------   ------------
                                                  7,284,963     11,847,188
                                               ------------   ------------
           TELECOMMUNICATION EQUIPMENT -
           4.07%
  52,000   Associated Group, Inc.
             Class A (a).....................     3,242,644      2,918,500
 193,000   CIENA Corp. (a)...................     5,426,979      6,779,125
  65,000   General Instrument Corp. (a)......     3,063,488      3,197,188
 100,000   Nextel Communications,
             Inc. (a)........................     5,302,110      5,781,250
  80,000   Nokia Corp. Class A ADR...........     6,134,312      6,670,000
                                               ------------   ------------
                                                 23,169,533     25,346,063
                                               ------------   ------------
           TELECOMMUNICATIONS - 1.13%
  62,000   Ameritech Corp....................     4,675,706      3,913,750
  75,000   Voicestream Wireless Corp. (a)....     3,263,315      3,093,750
                                               ------------   ------------
                                                  7,939,021      7,007,500
                                               ------------   ------------
           TELEPHONE SERVICES - 3.89%
  90,000   ALLTEL Corp.......................     4,526,399      6,086,250
  67,000   AT&T Corp.........................     3,044,778      3,015,000
  47,900   Bell Atlantic Corp................     2,785,061      2,933,875
  89,600   Frontier Corp.....................     3,285,025      3,757,600
  60,000   NEXTLINK Communications, Inc. (a)      3,007,941      3,022,500
  27,000   Vodafone AirTouch plc ADR.........     1,358,731      5,415,188
                                               ------------   ------------
                                                 18,007,935     24,230,413
                                               ------------   ------------
           UTILITIES-ELECTRIC - 4.47%
 240,000   AES Corp. (a).....................    10,581,007     14,565,000
  89,400   Illinova Corp.....................     2,859,459      2,849,625
  50,000   Montana Power Co..................     1,908,102      1,546,875
 335,000   Potomac Electric Power Co.........    10,004,900      8,877,500
                                               ------------   ------------
                                                 25,353,468     27,839,000
                                               ------------   ------------
           TOTAL COMMON STOCKS...............  $530,078,932   $608,475,872
                                               ============   ============

FORTIS STOCK FUNDS
CAPITAL FUND (CONTINUED)
Schedule of Investments
August 31, 1999

SHORT-TERM INVESTMENTS - 2.37%
--------------------------------------------------------------------------------

 Principal                                                                      Market
  Amount                                                                      Value (c)
-----------                                                                  ------------
              BANKS - 0.00%
$   16,975    U.S. Bank N.A. Money Market Variable Rate Time Deposit,
                Current rate -- 5.05%.....................................   $     16,975
                                                                             ------------
              INVESTMENT COMPANY - 2.37%
14,729,038    Norwest Advantage Cash Investment Fund, Current
                rate -- 4.93%.............................................     14,729,038
                                                                             ------------
              TOTAL SHORT-TERM INVESTMENTS................................     14,746,013
                                                                             ------------
              TOTAL INVESTMENTS IN SECURITIES (COST: $544,824,945) (b)....   $623,221,885
                                                                             ============

 (a) Presently not paying dividend income.
 (b) At August 31, 1999, the cost of securities for federal income tax purposes was $545,283,018 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation                                       $ 98,497,032
Unrealized depreciation                                        (20,558,165)
--------------------------------------------------------------------------
Net unrealized appreciation                                   $ 77,938,867
--------------------------------------------------------------------------

 (c) See Note 1 of accompanying Notes to Financial Statements regarding valuation of securities.
 (d) Note: Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 7.41% of total net assets as of August 31, 1999.

FORTIS STOCK FUNDS
GROWTH FUND, INC.
Schedule of Investments
August 31, 1999

COMMON STOCKS-92.95%
--------------------------------------------------------------------------------

                                                                 Market
  Shares                                         Cost (b)      Value (c)
-----------                                    ------------   ------------
              ADVERTISING-PUBLIC
              RELATIONS-4.36%
    228,200   Cox Radio, Inc. (a)............  $  9,830,789   $ 12,094,600
    385,000   Outdoor Systems, Inc. (a)......     8,726,707     12,440,312
    357,500   Young & Rubicam, Inc...........    10,261,412     15,953,437
                                               ------------   ------------
                                                 28,818,908     40,488,349
                                               ------------   ------------
              AIR FREIGHT-0.59%
    200,500   Atlas Air, Inc. (a)............     6,366,139      5,463,625
                                               ------------   ------------
              AUTOMOBILE AND MOTOR VEHICLE
              PARTS-1.01%
    137,500   Johnson Controls, Inc..........     9,889,515      9,401,562
                                               ------------   ------------
              BANKS-0.99%
    184,200   Zions Bancorporation...........     9,523,208      9,163,950
                                               ------------   ------------
              BIOMEDICS, GENETICS RESEARCH
              AND DEVELOPMENT-1.00%
    165,000   Genzyme Corp. (a)..............     9,736,168      9,312,187
                                               ------------   ------------
              BROADCASTING-3.51%
    165,000   Hispanic Broadcasting
                Corp. (a)....................     9,399,442     12,333,750
    275,000   Univision Communications,
                Inc. (a)                          8,513,406     20,281,250
                                               ------------   ------------
                                                 17,912,848     32,615,000
                                               ------------   ------------
              BUSINESS SERVICES-2.33%
     77,000   ACNielsen Corp. (a)............     2,141,693      1,925,000
     90,900   C.H. Robinson Worldwide,
                Inc..........................     2,345,466      2,863,350
    165,000   Microchip Technology,
                Inc. (a).....................     7,972,939      9,033,750
    261,300   Viad Corp......................     6,702,390      7,822,669
                                               ------------   ------------
                                                 19,162,488     21,644,769
                                               ------------   ------------
              CABLE TELEVISION-0.27%
    330,000   Insight Communications,
                Inc. (a).....................     8,839,907      8,992,500
                                               ------------   ------------
              CHEMICALS-SPECIALTY-0.69%
    130,400   Minerals Technologies, Inc.....     7,120,801      6,454,800
                                               ------------   ------------
              COMPUTER-COMMUNICATION
              EQUIPMENT-1.19%
    363,000   Cabletron Systems, Inc. (a)....     5,497,068      6,102,937
    165,000   Research in Motion Ltd. (a)....     4,631,258      4,908,750
                                               ------------   ------------
                                                 10,128,326     11,011,687
                                               ------------   ------------
              COMPUTER-SOFTWARE-11.15%
    220,000   Adaptec, Inc. (a)..............     6,727,270      8,580,000
    214,500   Affiliated Computer Services,
                Inc. (a).....................     7,895,613      9,169,875
    130,600   BEA Systems, Inc. (a)..........     3,074,191      3,150,725
    165,000   Check Point Software
                Technologies Ltd. (a)........     8,868,059     12,725,625
    165,000   Comverse Technology,
                Inc. (a).....................     7,784,989     12,870,000
    165,000   Exodus Communications,
                Inc. (a)                         10,605,941     13,261,875
    220,000   ISS Group, Inc. (a)............     6,277,582      5,431,250
    165,000   Mercury Interactive
                Corp. (a)....................     5,885,257      7,878,750
    577,500   National Instruments
                Corp. (a)....................    11,637,463     17,288,906
    173,300   Peregrine Systems, Inc. (a)....     4,683,610      5,718,900
    110,000   Siebel Systems, Inc. (a).......     5,393,930      7,555,625
                                               ------------   ------------
                                                 78,833,905    103,631,531
                                               ------------   ------------
              CONSUMER CYCLICAL-0.67%
     93,100   Vastar Resources, Inc..........     6,085,218      6,202,787
                                               ------------   ------------
              CONTAINERS AND PACKAGING-0.85%
    135,300   Sealed Air Corp. (a)...........     8,155,975      7,948,875
                                               ------------   ------------
              DRUGS-3.86%
    220,000   MedImmune, Inc. (a)............     9,545,937     22,701,250
    160,400   QLT PhotoTherapeutics,
                Inc. (a).....................     8,577,148     13,132,750
                                               ------------   ------------
                                                 18,123,085     35,834,000
                                               ------------   ------------

                                                                 Market
  Shares                                         Cost (b)      Value (c)
-----------                                    ------------   ------------
              ELECTRICAL-COMPONENTS AND
              PARTS-2.24%
    220,000   Analog Devices (a).............  $  9,782,221   $ 11,330,000
    220,000   Celestica, Inc. (a)............     9,085,901      9,515,000
                                               ------------   ------------
                                                 18,868,122     20,845,000
                                               ------------   ------------
              ELECTRONIC COMPONENTS-1.15%
    115,500   Applied Micro Circuits
                Corp. (a)....................     7,864,350     10,654,875
                                               ------------   ------------
              ELECTRONIC-COMMUNICATION
              SECURITY-0.42%
     35,800   VeriSign, Inc. (a).............     1,846,644      3,877,587
                                               ------------   ------------
              ELECTRONIC-CONTROLS AND
              EQUIPMENT-0.75%
     55,000   Harmonic, Inc. (a).............     6,605,846      6,930,000
                                               ------------   ------------
              ELECTRONIC-SEMICONDUCTOR AND
              CAPACITOR-11.42%
    110,000   Altera Corp. (a)...............     4,848,974      4,633,750
    440,000   Amkor Technology, Inc. (a).....     6,435,623      7,755,000
    310,800   Atmel Corp. (a)................     9,480,019     12,218,325
    550,000   Cypress Semiconductor
                Corp. (a)                        10,253,783     12,718,750
    660,000   Integrated Device Technology,
                Inc. (a).....................     9,179,623     12,870,000
    275,000   LSI Logic Corp. (a)............    10,207,487     15,606,250
    181,600   SDL, Inc. (a)..................     9,444,631     14,868,500
    467,500   Vishay Intertechnology,
                Inc. (a).....................     7,892,539     10,022,031
    220,000   Xilinx, Inc. (a)...............     7,763,247     15,386,250
                                               ------------   ------------
                                                 75,505,926    106,078,856
                                               ------------   ------------
              FINANCIAL SERVICES-3.21%
    142,600   Ambac Financial Group, Inc.....     8,738,363      7,531,062
    137,500   Americredit Corp. (a)..........     1,761,719      1,761,719
    214,600   Capital One Financial Corp.....     2,061,368      8,101,150
    220,000   Concord EFS, Inc. (a)..........     7,778,165      8,167,500
     54,100   Donaldon, Lufkin & Jenrette,
                Inc. -- DLJ direct (a).......     2,210,099        923,081
      4,400   Franklin Resources, Inc........        62,333        158,125
    210,000   TD Waterhouse Group,
                Inc. (a).....................     5,006,304      3,163,125
                                               ------------   ------------
                                                 27,618,351     29,805,762
                                               ------------   ------------
              FOOD-0.30%
     86,200   Suiza Foods Corp. (a)..........     3,266,776      2,747,625
                                               ------------   ------------
              FREIGHT CARRIERS-1.15%
    330,000   Expeditors International of
                Washington, Inc..............    10,336,303     10,663,125
                                               ------------   ------------
              HOTEL AND GAMING-1.98%
    220,000   Harrah's Entertainment,
                Inc. (a).....................     5,229,602      4,950,000
    110,000   MGM Grand, Inc. (a)............     5,672,711      5,403,750
    715,000   Park Place Entertainment
                Corp. (a)                         8,132,204      8,088,437
                                               ------------   ------------
                                                 19,034,517     18,442,187
                                               ------------   ------------
              INSURANCE-0.89%
    385,000   Ace Ltd........................    11,181,879      8,253,437
                                               ------------   ------------
              LEISURE TIME-AMUSEMENTS-1.39%
    276,800   Royal Caribbean Cruises Ltd....     9,743,121     12,957,700
                                               ------------   ------------
              MACHINERY-1.10%
    220,000   Teleflex, Inc..................    10,127,981     10,230,000
                                               ------------   ------------
              MEDICAL SUPPLIES-4.89%
    385,000   Mallinckrodt Group, Inc........    11,406,009     12,344,063
    167,100   MiniMed, Inc. (a)..............     8,566,261     15,195,656
    220,000   St. Jude Medical, Inc..........     7,772,625      7,975,000
    385,000   Sybron International
                Corp. (a)....................     9,196,415      9,913,750
                                               ------------   ------------
                                                 36,941,310     45,428,469
                                               ------------   ------------

FORTIS STOCK FUNDS
GROWTH FUND, INC. (CONTINUED)
Schedule of Investments
August 31, 1999

COMMON STOCKS-CONTINUED
--------------------------------------------------------------------------------

                                                                 Market
  Shares                                         Cost (b)      Value (c)
-----------                                    ------------   ------------
              METALS-FABRICATING - 2.65%
    373,800   Waters Corp. (a)...............  $ 11,221,477   $ 24,647,438
                                               ------------   ------------
              OIL AND GAS FIELD
              SERVICES-2.23%
    165,000   Murphy Oil Corp................     8,510,314      8,373,750
    458,200   Petroleum Geo-Services
                ADR (a)......................     7,223,255      9,364,463
    165,000   Union Pacific Resources
                Group (a)                         3,008,429      2,959,688
                                               ------------   ------------
                                                 18,741,998     20,697,901
                                               ------------   ------------
              OIL-CRUDE PETROLEUM AND
              GAS-2.84%
    110,000   Anadarko Petroleum Corp........     4,045,698      3,740,000
    220,000   Apache Corp....................     8,349,818     10,010,000
    158,100   Barrett Resources Corp. (a)....     5,791,483      5,701,481
    290,200   Enron Oil and Gas Co...........     6,993,324      6,928,525
                                               ------------   ------------
                                                 25,180,323     26,380,006
                                               ------------   ------------
              OIL-OFFSHORE DRILLING-1.23%
    336,900   Transocean Offshore, Inc.......    10,658,421     11,454,600
                                               ------------   ------------
              PAPER-0.35%
     82,500   Williamette Industries, Inc....     3,550,050      3,269,063
                                               ------------   ------------
              PRECISION INSTRUMENTS-TEST,
              RESEARCH-2.11%
    220,000   Millipore Corp.................     8,942,082      8,305,000
    165,000   PE Corp. --PE Biosystems Group     10,286,692     11,354,063
                                               ------------   ------------
                                                 19,228,774     19,659,063
                                               ------------   ------------
              PRINTING-2.94%
    220,000   Electronics for Imaging,
                Inc. (a).....................     9,229,381     12,897,500
    330,000   Valassis Communications,
                Inc. (a)                         11,240,848     14,437,500
                                               ------------   ------------
                                                 20,470,229     27,335,000
                                               ------------   ------------
              PUBLISHING-0.96%
    165,000   Knight Ridder, Inc.............     8,598,779      8,899,688
                                               ------------   ------------
              RETAIL-CLOTHING-0.51%
    660,000   Venator Group, Inc.............     7,333,447      4,702,500
                                               ------------   ------------

                                                                 Market
  Shares                                         Cost (b)      Value (c)
-----------                                    ------------   ------------
              RETAIL-DEPARTMENT STORES-0.75%
     98,400   Kohl's Corp. (a)...............  $    798,960   $  7,011,000
                                               ------------   ------------
              RETAIL-MISCELLANEOUS-2.06%
    165,000   Best Buy Co., Inc. (a).........     4,280,537     11,591,250
    110,000   Electronic Arts, Inc. (a)......     7,078,362      7,548,750
                                               ------------   ------------
                                                 11,358,899     19,140,000
                                               ------------   ------------
              RETAIL-SPECIALTY-1.49%
     33,100   Bed Bath & Beyond, Inc. (a)....     1,276,885        910,250
    211,144   Home Depot, Inc................     1,008,003     12,906,177
                                               ------------   ------------
                                                  2,284,888     13,816,427
                                               ------------   ------------
              TELECOMMUNICATION
              EQUIPMENT-3.96%
    385,000   CIENA Corp. (a)................    11,703,747     13,523,125
     56,100   E-Tek Dynamics, Inc. (a).......     2,159,850      3,180,169
    165,000   Nextel Communications,
                Inc. (a).....................     6,576,625      9,539,063
     55,000   QUALCOMM, Inc. (a).............     8,656,143     10,570,313
                                               ------------   ------------
                                                 29,096,365     36,812,670
                                               ------------   ------------
              TELECOMMUNICATIONS-2.14%
    468,600   Amdocs Ltd. (a)................    10,999,394     12,300,750
    220,000   CommScope, Inc. (a)............     5,792,201      7,576,250
                                               ------------   ------------
                                                 16,791,595     19,877,000
                                               ------------   ------------
              TELEPHONE SERVICES-0.66%
     80,500   MCI WorldCom, Inc. (a).........     1,316,458      6,097,875
                                               ------------   ------------
              UTILITIES-ELECTRIC-1.70%
    110,000   Calpine Corp. (a)..............     7,574,506      9,968,750
    189,400   Montana Power Co...............     6,922,766      5,859,563
                                               ------------   ------------
                                                 14,497,272     15,828,313
                                               ------------   ------------
              WASTE DISPOSAL-0.32%
    275,000   Republic Services, Inc. (a)....     6,019,349      2,990,625
                                               ------------   ------------
              TOTAL COMMON STOCKS............  $684,784,901   $863,699,414
                                               ============   ============

SHORT-TERM INVESTMENTS-2.93%
--------------------------------------------------------------------------------

 Principal                                                                      Market
  Amount                                                                      Value (c)
-----------                                                                  ------------
              BANKS-0.00%
$   32,512    U.S. Bank N.A. Money Market Variable Rate Time Deposit,
                Current rate -- 5.05%.....................................   $     32,512
                                                                             ------------
              DIVERSIFIED FINANCE-0.80%
 7,401,000    Norwest Bank Associates Corp., Master Variable Rate Note,
                Current rate -- 4.97%.....................................      7,401,000
                                                                             ------------
              INVESTMENT COMPANY-2.18%
19,805,333    Norwest Advantage Cash Investment Fund, Current
                rate -- 4.93%.............................................     19,805,333
                                                                             ------------
              TOTAL SHORT-TERM INVESTMENTS................................     27,238,845
                                                                             ------------
              TOTAL INVESTMENTS IN SECURITIES (COST: $712,023,746) (b)....   $890,938,259
                                                                             ============

 (a) Presently not paying dividend income.
 (b) At August 31, 1999, the cost of securities for federal income tax purposes was $712,622,841 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation.....................................  $201,032,457
Unrealized depreciation.....................................   (22,717,039)
--------------------------------------------------------------------------
Net unrealized appreciation.................................  $178,315,418
--------------------------------------------------------------------------

 (c) See Note 1 of accompanying Notes to Financial Statements regarding valuation of securities.
 (d) Note: Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 5.34% of total net assets as of August 31, 1999.

FORTIS STOCK FUNDS
CAPITAL APPRECIATION PORTFOLIO
Schedule of Investments
August 31, 1999

COMMON STOCKS-93.86%
--------------------------------------------------------------------------------

                                                                 Market
 Shares                                          Cost (b)      Value (c)
--------                                       ------------   ------------
           AIR FREIGHT-1.62%
  67,500   Eagle USA Airfreight, Inc. (a)....  $  1,596,407   $  1,890,000
  47,500   Forward Air Corp. (a).............     1,021,252      1,068,750
                                               ------------   ------------
                                                  2,617,659      2,958,750
                                               ------------   ------------
           APPAREL-1.40%
  35,000   Bebe Stores, Inc. (a).............     1,207,657        840,000
  50,200   Kenneth Cole Productions, Inc.
             Class B (a).....................     1,334,702      1,716,212
                                               ------------   ------------
                                                  2,542,359      2,556,212
                                               ------------   ------------
           BEVERAGE-0.82%
  36,000   Beringer Wine Estates Holdings,
             Inc. Class B (a)................     1,358,092      1,498,500
                                               ------------   ------------
           BIOMEDICS, GENETICS RESEARCH AND
           DEVELOPMENT-0.74%
  40,000   Enzon, Inc. (a)...................     1,046,952      1,350,000
                                               ------------   ------------
           BROADCASTING-4.12%
  40,000   Citadel Communications
             Corp. (a).......................     1,172,688      1,485,000
  23,000   Emmis Communications, Inc.
             Class A (a).....................     1,266,938      1,299,500
  27,000   Pixar, Inc. (a)...................     1,299,875        919,687
  38,750   Radio One, Inc. (a)...............     1,177,845      1,615,391
  37,000   Young Broadcasting, Inc. (a)......     2,085,656      2,226,937
                                               ------------   ------------
                                                  7,003,002      7,546,515
                                               ------------   ------------
           BROKERAGE AND INVESTMENT-1.49%
  48,000   Eaton Vance Corp..................     1,240,198      1,464,000
  33,000   Hambrecht & Quist Group (a).......     1,271,695      1,260,187
                                               ------------   ------------
                                                  2,511,893      2,724,187
                                               ------------   ------------
           BUILDING MATERIALS-0.44%
  90,000   Dal-Tile International,
             Inc. (a)........................     1,049,400        798,750
                                               ------------   ------------
           BUSINESS SERVICES-4.04%
  25,000   Cheap Tickets, Inc. (a)...........       950,000        925,000
  53,500   ChiRex, Inc. (a)..................     1,236,031      1,618,375
  65,000   MessageMedia, Inc. (a)............     1,100,781        865,312
  20,000   Micrel, Inc. (a)..................     1,378,750      1,532,500
  37,500   Mypoints.com, Inc. (a)............       300,000        520,312
  37,500   Student Advantage, Inc. (a).......       300,000        450,000
  40,000   Verio, Inc. (a)...................       905,624      1,487,500
                                               ------------   ------------
                                                  6,171,186      7,398,999
                                               ------------   ------------
           CHEMICALS-SPECIALTY-0.87%
 150,000   U.S. Plastic Lumber Co. (a).......     1,453,125      1,593,750
                                               ------------   ------------
           COMPUTER-COMMUNICATION
           EQUIPMENT-0.99%
  35,000   Ancor Communications, Inc. (a)....     1,002,719        927,500
  30,000   Research in Motion Ltd. (a).......       654,063        892,500
                                               ------------   ------------
                                                  1,656,782      1,820,000
                                               ------------   ------------
           COMPUTER-HARDWARE-2.54%
  70,000   Advanced Digital Information
             Corp. (a).......................     1,360,936      2,257,500
  15,000   Gadzoox Networks, Inc. (a)........       874,237      1,355,625
  40,000   Mercury Computer Systems,
             Inc. (a)........................     1,186,564      1,040,000
                                               ------------   ------------
                                                  3,421,737      4,653,125
                                               ------------   ------------

                                                                 Market
 Shares                                          Cost (b)      Value (c)
--------                                       ------------   ------------
           COMPUTER-SOFTWARE-13.77%
  50,000   Advantage Learning Systems,
             Inc. (a)                          $  1,292,815   $  1,121,875
  28,000   Apex, Inc. (a)....................       362,838        929,250
  40,000   Ardent Software, Inc. (a).........       918,670        950,000
  40,000   AVT Corp. (a).....................     1,148,749      1,130,000
  48,000   Business Objects S.A. ADR (a).....     1,350,778      2,142,000
  21,000   Citrix Systems, Inc. (a)..........       596,812      1,197,000
  35,000   Clarify, Inc. (a).................       933,595      1,540,000
  11,000   CMGI, Inc. (a)....................     1,012,000        923,312
  41,000   Cognizant Technology Solutions
             Corp. (a).......................     1,313,415        989,125
  36,000   Deltek Systems, Inc. (a)..........       571,391        544,500
  33,000   Emulex Corp. (a)..................     1,201,812      2,274,937
  27,500   Information Resource Engineering,
             Inc. (a)........................       856,954        656,562
  18,000   InfoSpace.com, Inc. (a)...........       869,251        829,125
  37,500   Interliant, Inc. (a)..............       375,000        475,781
  67,000   Mercury Interactive Corp. (a).....     1,184,025      3,199,250
  38,000   Micromuse, Inc. (a)...............     1,624,750      2,170,750
  55,000   Packeteer, Inc. (a)...............     1,556,171      2,028,125
   5,500   Quest Software, Inc. (a)..........        77,000        230,312
  15,500   SanDisk Corp. (a).................       416,500      1,307,812
  19,000   WebTrends Corp. (a)...............       627,000        584,250
                                               ------------   ------------
                                                 18,289,526     25,223,966
                                               ------------   ------------
           CONSTRUCTION-0.65%
  35,000   Astec Industries, Inc. (a)........     1,271,966      1,185,625
                                               ------------   ------------
           DRUGS-6.16%
  50,000   Accredo Health, Inc. (a)..........       939,062      1,734,375
  31,000   Advance Paradigm, Inc. (a)........     1,881,397      1,643,000
  44,000   Alkermes, Inc. (a)................     1,393,738      1,633,500
  25,000   Biovail Corp.
             International (a)...............     1,442,204      1,445,312
  70,000   Cephalon, Inc. (a)................     1,162,497      1,325,625
  82,500   Jones Pharma, Inc.................     2,152,969      2,232,656
  45,000   Pharmacyclics, Inc. (a)...........     1,428,281      1,271,250
                                               ------------   ------------
                                                 10,400,148     11,285,718
                                               ------------   ------------
           EDUCATIONAL SERVICES-1.72%
  22,500   Career Education Corp. (a)........       345,000        585,000
  45,000   CBT Group plc ADR (a).............     1,108,125        945,000
  37,500   Corinthian Colleges, Inc. (a).....       659,687        771,094
  51,500   National Information Consortium,
             Inc. (a)........................       624,000        849,750
                                               ------------   ------------
                                                  2,736,812      3,150,844
                                               ------------   ------------
           ELECTRIC-PRODUCTS-0.44%
 100,000   Identix, Inc. (a).................     1,029,312        800,000
                                               ------------   ------------
           ELECTRICAL EQUIPMENT-0.80%
  30,000   Proxim, Inc. (a)..................     1,355,187      1,462,500
                                               ------------   ------------
           ELECTRICAL-COMPONENTS AND
           PARTS-0.40%
  28,000   Power-One, Inc. (a)...............       939,005        740,250
                                               ------------   ------------
           ELECTRONIC COMPONENTS-6.13%
  37,650   Alpha Industries, Inc. (a)........       831,957      2,143,697
  18,000   Applied Micro Circuits
             Corp. (a).......................       740,844      1,660,500
  49,500   Genesis Microchip, Inc. (a).......     1,302,787      1,228,219
  20,000   GlobeSpan, Inc. (a)...............       492,625      1,210,000
  28,500   MKS Instruments, Inc. (a).........       399,000        523,687

FORTIS STOCK FUNDS
CAPITAL APPRECIATION PORTFOLIO (CONTINUED)
Schedule of Investments
August 31, 1999

COMMON STOCKS-CONTINUED
--------------------------------------------------------------------------------

                                                                 Market
 Shares                                          Cost (b)      Value (c)
--------                                       ------------   ------------
  15,000   PMC-Sierra, Inc. (a)..............  $    802,624   $  1,395,000
  15,000   QLogic Corp. (a)..................     1,155,156      1,305,938
  25,000   Semtech Corp. (a).................     1,181,093      1,751,563
                                               ------------   ------------
                                                  6,906,086     11,218,604
                                               ------------   ------------
           ELECTRONIC-COMMUNICATION
           SECURITY-0.99%
  16,800   VeriSign, Inc. (a)................     1,143,352      1,819,650
                                               ------------   ------------
           ELECTRONIC-CONTROLS AND
           EQUIPMENT-1.86%
  27,000   Harmonic, Inc. (a)................       852,577      3,402,000
                                               ------------   ------------
           ELECTRONIC-SEMICONDUCTOR AND
           CAPACITOR-6.42%
  60,000   Exar Corp. (a)....................     1,731,877      2,190,000
  50,000   Galileo Technology Ltd. (a).......     1,977,655      2,606,250
  46,000   Kopin Corp. (a)...................     1,337,124      1,658,875
  25,000   TranSwitch Corp. (a)..............     1,019,999      1,242,188
  67,500   TriQuint Semiconductor,
             Inc. (a)........................     1,960,625      3,569,063
  15,000   Zoran Corp (a)....................       510,766        498,750
                                               ------------   ------------
                                                  8,538,046     11,765,126
                                               ------------   ------------
           FINANCIAL SERVICES-2.53%
  50,000   Advanta Corp. Class A.............     1,075,627        984,375
  75,000   American Capital Strategies
             Ltd.............................     1,275,000      1,298,438
  30,000   NCO Group, Inc. (a)...............     1,312,313      1,365,000
  50,000   Prism Financial Corp. (a).........     1,087,500        987,500
                                               ------------   ------------
                                                  4,750,440      4,635,313
                                               ------------   ------------
           FOOD-0.09%
  32,500   Diedrich Coffee, Inc. (a).........       195,000        160,469
                                               ------------   ------------
           FREIGHT CARRIERS-0.40%
  35,000   American Freightways Corp. (a)....       784,923        735,000
                                               ------------   ------------
           HEALTH CARE SERVICES-1.82%
  60,000   Hooper Holmes, Inc................     1,271,100      1,372,500
  40,000   Renal Care Group, Inc. (a)........       896,329        765,000
  40,000   TLC The Laser Center, Inc. (a)....     1,353,438      1,195,000
                                               ------------   ------------
                                                  3,520,867      3,332,500
                                               ------------   ------------
           HOTEL AND GAMING-1.59%
  32,700   Hollywood Park, Inc. (a)..........       557,862        553,856
  80,000   Station Casinos, Inc. (a).........     1,465,072      1,620,000
  45,000   U.S. Franchise Systems, Inc.
             Class A (a).....................       864,689        748,125
                                               ------------   ------------
                                                  2,887,623      2,921,981
                                               ------------   ------------
           INSURANCE-0.90%
  25,000   E.W. Blanch Holdings, Inc.........     1,522,017      1,656,250
                                               ------------   ------------
           LEISURE TIME-AMUSEMENTS-0.57%
  28,000   Speedway Motorsports, Inc. (a)....     1,208,233      1,044,750
                                               ------------   ------------
           MACHINERY-0.75%
  40,000   Advanced Energy Industries,
             Inc. (a)........................       859,261      1,375,000
                                               ------------   ------------
           MEDICAL SUPPLIES-3.97%
  55,000   Abgenix, Inc. (a).................     1,254,687      1,766,875
  20,000   Gilead Sciences, Inc. (a).........     1,217,968      1,558,750
  31,000   MiniMed, Inc. (a).................     2,162,612      2,819,063
  42,500   PolyMedica Corp. (a)..............       665,938      1,120,938
                                               ------------   ------------
                                                  5,301,205      7,265,626
                                               ------------   ------------

                                                                 Market
 Shares                                          Cost (b)      Value (c)
--------                                       ------------   ------------
           MEDICAL TECHNOLOGY-2.13%
  60,000   ArthoCare Corp. (a)...............  $  1,586,485   $  2,148,750
  41,300   Colorado MEDtech, Inc. (a)........       772,064        789,863
  40,000   Laser Vision Centers, Inc. (a)....     1,300,938        957,500
                                               ------------   ------------
                                                  3,659,487      3,896,113
                                               ------------   ------------
           MOTION PICTURES-1.46%
  80,000   Macrovision Corp. (a).............     1,531,495      2,675,000
                                               ------------   ------------
           OIL AND GAS FIELD SERVICES-0.43%
  22,000   Weatherford International,
             Inc. (a)........................       867,629        783,750
                                               ------------   ------------
           OIL-CRUDE PETROLEUM AND GAS-0.57%
  34,000   Noble Affiliates, Inc.............     1,053,079      1,054,000
                                               ------------   ------------
           PRINTING-0.51%
  20,000   Zebra Technologies Corp.
             Class A (a)                            976,516        940,000
                                               ------------   ------------
           REAL ESTATE-INVESTMENT TRUST-0.70%
  95,000   IndyMac Mortgage Holdings, Inc....     1,482,523      1,276,563
                                               ------------   ------------
           RETAIL-CLOTHING-2.09%
  25,000   AnnTaylor Stores Corp. (a)........     1,309,975        828,125
  32,000   Children's Place Retail Stores,
             Inc. (a)                               969,969      1,012,000
  47,400   Pacific Sunwear of California,
             Inc. (a)                               800,235      1,102,050
  50,000   Too, Inc. (a).....................       843,625        878,125
                                               ------------   ------------
                                                  3,923,804      3,820,300
                                               ------------   ------------
           RETAIL-DISCOUNT STORES-0.54%
  34,000   Ames Department Stores,
             Inc. (a)........................     1,176,132        998,750
                                               ------------   ------------
           RETAIL-HOUSEHOLD FURNITURE-0.85%
  35,000   Cost Plus, Inc. (a)...............     1,252,095      1,557,500
                                               ------------   ------------
           RETAIL-MISCELLANEOUS-2.44%
  47,500   Action Performance Companies,
             Inc. (a)........................     1,295,313      1,172,656
  74,300   Insight Enterprises, Inc. (a).....     1,627,885      2,247,575
  30,000   Zale Corp. (a)....................     1,149,015      1,040,625
                                               ------------   ------------
                                                  4,072,213      4,460,856
                                               ------------   ------------
           RETAIL-SPECIALTY-0.43%
  23,000   Linens 'n Things, Inc. (a)........     1,099,614        787,750
                                               ------------   ------------
           RETAIL-VARIETY AND VARIETY MAIL
           ORDER-0.63%
  69,300   J. Jill Group, Inc. (a)...........       573,058      1,160,775
                                               ------------   ------------
           TELECOMMUNICATION EQUIPMENT-2.86%
  45,000   Genesys Telecommunications
             Laboratories, Inc. (a)..........     1,380,312      1,316,250
  95,000   Microwave Power Devices,
             Inc. (a)........................       848,519        801,563
  30,000   Polycom, Inc. (a).................     1,189,530      1,096,875
  46,000   RF Micro Devices, Inc. (a)........     1,182,884      2,021,125
                                               ------------   ------------
                                                  4,601,245      5,235,813
                                               ------------   ------------
           TELECOMMUNICATIONS-2.48%
  50,000   CommScope, Inc. (a)...............       788,075      1,721,875
  50,000   Gilat Communications Ltd. (a).....       699,220        750,000
  60,000   Metro One Telecommunications,
             Inc. (a)........................       929,622        840,000
  14,500   Net2phone, Inc. (a)...............       217,500      1,232,500
                                               ------------   ------------
                                                  2,634,417      4,544,375
                                               ------------   ------------

--------------------------------------------------------------------------------

                                                                 Market
 Shares                                          Cost (b)      Value (c)
--------                                       ------------   ------------
           TELEPHONE SERVICES-2.22%
  62,500   Aironet Wireless Communications,
             Inc. (a)........................  $    687,500   $    781,250
 110,000   Digital Microwave Corp. (a).......     1,627,471      1,505,625
  35,000   WinStar Communications,
             Inc. (a)........................     1,168,595      1,778,438
                                               ------------   ------------
                                                  3,483,566      4,065,313
                                               ------------   ------------
           TOYS-1.49%
  90,000   JAKKS Pacific, Inc. (a)...........     2,013,297      2,722,500
                                               ------------   ------------

                                                                 Market
 Shares                                          Cost (b)      Value (c)
--------                                       ------------   ------------
           UTILITIES-ELECTRIC-0.49%
  10,000   Calpine Corp. (a).................  $    804,756   $    906,250
                                               ------------   ------------
           WASTE DISPOSAL-0.51%
  43,000   Waste Connections, Inc. (a).......       777,109        927,188
                                               ------------   ------------
           TOTAL COMMON STOCKS...............  $141,305,808   $171,892,756
                                               ============   ============

SHORT-TERM INVESTMENTS-3.50%
--------------------------------------------------------------------------------

 Principal                                                                      Market
  Amount                                                                      Value (c)
-----------                                                                  ------------
              BANKS-0.00%
$    4,876    U.S. Bank N.A. Money Market Variable Rate Time Deposit,
                Current rate -- 5.05%.....................................   $      4,876
              INVESTMENT COMPANY-3.50%
 6,413,036    Norwest Advantage Cash Investment Fund, Current
                rate -- 4.93%.............................................      6,413,036
                                                                             ------------
              TOTAL SHORT-TERM INVESTMENTS................................      6,417,912
                                                                             ------------
              TOTAL INVESTMENTS IN SECURITIES (COST: $147,723,720)(b).....   $178,310,668
                                                                             ============

 (a) Presently not paying dividend income.
 (b) At August 31, 1999, the cost of securities for federal income tax purposes was $147,808,835 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation.....................................  $37,785,470
Unrealized depreciation.....................................   (7,286,637)
-------------------------------------------------------------------------
Net unrealized appreciation.................................  $30,498,833
-------------------------------------------------------------------------

 (c) See Note 1 of accompanying Notes to Financial Statements regarding valuation of securities.
 (d) Note: Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 6.18 % of total net assets as of August 31, 1999.

FORTIS STOCK FUNDS

Statements of Assets and Liabilities

August 31, 1999

--------------------------------------------------------------------------------

                                             ASSET
                                           ALLOCATION
                                           PORTFOLIO
                                          ------------
ASSETS:
  Investments in securities, as detailed
    in the accompanying schedules, at
    market (cost $223,168,675;
    $50,990,950; $37,240,053;
    $544,824,945; $712,023,746; and
    $147,723,720
    respectively)(Note 1)...............  $238,046,840
  Collateral for securities lending
    transactions (Note 1)...............    21,435,579
  Receivables:
    Investment securities sold..........     4,468,993
    Interest and dividends..............     1,515,833
    Subscriptions of capital stock......        49,431
  Deferred registration costs
    (Note 1)............................        30,268
                                          ------------
TOTAL ASSETS............................   265,546,944
                                          ------------
LIABILITIES:
  Payable upon return of securities
    loaned (Note 1).....................    21,435,579
  Payable for investment securities
    purchased...........................     3,315,696
  Redemptions of capital stock..........        74,084
  Payable for investment advisory and
    management fees (Note 2)............       181,201
  Payable for distribution fees
    (Note 2)............................         7,828
  Accounts payable and accrued
    expenses............................        47,629
                                          ------------
TOTAL LIABILITIES.......................    25,062,017
                                          ------------
NET ASSETS:
  Net proceeds of capital stock, par
    value $.01 per share-authorized
    10,000,000,000; 10,000,000,000;
    10,000,000,000; 10,000,000,000;
    100,000,000,000; 10,000,000,000
    shares; respectively................   185,828,876
  Unrealized appreciation (depreciation)
    on investments......................    14,878,165
  Undistributed net investment income...       770,223
  Accumulated net realized gain from
    sale of investments.................    39,007,663
                                          ------------
TOTAL NET ASSETS........................  $240,484,927
                                          ============
SHARES OUTSTANDING AND NET ASSET VALUE
  PER SHARE:
Class A shares (based on net assets of
  $177,793,667; $34,302,089;
  $26,099,776; $551,550,800;
  $734,282,117; and $147,345,824;
  respectively and 9,646,484; 2,583,378;
  1,759,385; 24,175,177; 23,836,754;
  and, 4,088,006 shares outstanding;
  respectively).........................        $18.43
                                          ------------
Class B shares (based on net assets of
  $17,408,201; $6,662,167; $7,167,954;
  $24,847,124; $20,235,687; and
  $11,425,718; respectively and 951,327;
  509,979; 485,448; 1,141,604; 691,524;
  and, 327,326 shares outstanding;
  respectively).........................        $18.30
                                          ------------
Class C shares (based on net assets of
  $10,259,001; $2,486,439; $2,444,686;
  $5,714,566; $4,629,236; and
  $3,611,646; respectively and 563,035;
  190,251; 165,576; 262,599; 158,203;
  and, 103,370 shares outstanding;
  respectively).........................        $18.22
                                          ------------
Class H shares (based on net assets of
  $34,207,453; $8,045,237; $7,245,386;
  $40,759,521; $50,546,890; and
  $20,754,718; respectively and
  1,870,147; 615,495; 490,737;
  1,871,406; 1,726,138; and, 594,017
  shares outstanding; respectively).....        $18.29
                                          ------------
Class Z shares (based on net assets of
  $816,605; $0; $0; $0; $119,547,976;
  and $0; respectively and 44,279; 0; 0;
  0; 3,828,249; and, 0 shares
  outstanding; respectively)............        $18.44
                                          ------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------

                                                         GROWTH &                                     CAPITAL
                                             VALUE        INCOME        CAPITAL         GROWTH      APPRECIATION
                                             FUND          FUND           FUND           FUND        PORTFOLIO
                                          -----------   -----------   ------------   ------------   ------------
ASSETS:
Investments in securities, as detailed
  in the accompanying schedules, at
  market (cost $223,168,675;
  $50,990,950; $37,240,053;
  $544,824,945; $712,023,746; and
  $147,723,720 respectively)(Note 1)....  $51,467,219   $42,342,571   $623,221,885   $890,938,259   $178,310,668
Collateral for securities lending
  transactions (Note 1).................    2,565,843     1,223,183     60,191,675             --     33,098,690
Receivables:
  Investment securities sold............           --       883,116     15,164,020     47,771,861      6,665,334
  Interest and dividends................       86,425       104,422        636,429        266,361        106,092
  Subscriptions of capital stock........           --         2,359          7,649          9,929             --
Deferred registration costs (Note 1)....       15,744        15,719         26,299         27,965         17,031
                                          -----------   -----------   ------------   ------------   ------------
TOTAL ASSETS............................   54,135,231    44,571,370    699,247,957    939,014,375    218,197,815
                                          -----------   -----------   ------------   ------------   ------------
LIABILITIES:
  Payable upon return of securities
    loaned (Note 1).....................    2,565,843     1,223,183     60,191,675             --     33,098,690
  Payable for investment securities
    purchased...........................           --       331,569     15,638,116      8,309,030      1,746,063
  Redemptions of capital stock..........           77            --         45,519        667,654         35,186
  Payable for investment advisory and
    management fees (Note 2)............       44,501        37,487        411,595        588,155        137,412
  Payable for distribution fees
    (Note 2)............................        1,426         1,299         11,546         14,238          5,566
  Accounts payable and accrued
    expenses............................       27,452        20,030         77,495        193,392         36,992
                                          -----------   -----------   ------------   ------------   ------------
TOTAL LIABILITIES.......................    2,639,299     1,613,568     76,375,946      9,772,469     35,059,909
                                          -----------   -----------   ------------   ------------   ------------
NET ASSETS:
  Net proceeds of capital stock, par
    value $.01 per share-authorized
    10,000,000,000; 10,000,000,000;
    10,000,000,000; 10,000,000,000;
    100,000,000,000; 10,000,000,000
    shares; respectively................   47,250,405    37,078,907    399,566,281    548,236,749    101,051,082
  Unrealized appreciation (depreciation)
    on investments......................      476,269     5,102,518     78,396,940    178,914,513     30,586,948
  Undistributed net investment income...           --        86,036             --             --             --
  Accumulated net realized gain from
    sale of investments.................    3,769,258       690,341    144,908,790    202,090,644     51,499,876
                                          -----------   -----------   ------------   ------------   ------------
TOTAL NET ASSETS........................  $51,495,932   $42,957,802   $622,872,011   $929,241,906   $183,137,906
                                          ===========   ===========   ============   ============   ============
SHARES OUTSTANDING AND NET ASSET VALUE
  PER SHARE:
Class A shares (based on net assets of
  $177,793,667; $34,302,089;
  $26,099,776; $551,550,800;
  $734,282,117; and $147,345,824;
  respectively and 9,646,484; 2,583,378;
  1,759,385; 24,175,177; 23,836,754;
  and, 4,088,006 shares outstanding;
  respectively).........................       $13.28        $14.83         $22.81         $30.80         $36.04
                                          -----------   -----------   ------------   ------------   ------------
Class B shares (based on net assets of
  $17,408,201; $6,662,167; $7,167,954;
  $24,847,124; $20,235,687; and
  $11,425,718; respectively and 951,327;
  509,979; 485,448; 1,141,604; 691,524;
  and, 327,326 shares outstanding;
  respectively).........................       $13.06        $14.77         $21.77         $29.26         $34.91
                                          -----------   -----------   ------------   ------------   ------------
Class C shares (based on net assets of
  $10,259,001; $2,486,439; $2,444,686;
  $5,714,566; $4,629,236; and
  $3,611,646; respectively and 563,035;
  190,251; 165,576; 262,599; 158,203;
  and, 103,370 shares outstanding;
  respectively).........................       $13.07        $14.76         $21.76         $29.26         $34.94
                                          -----------   -----------   ------------   ------------   ------------
Class H shares (based on net assets of
  $34,207,453; $8,045,237; $7,245,386;
  $40,759,521; $50,546,890; and
  $20,754,718; respectively and
  1,870,147; 615,495; 490,737;
  1,871,406; 1,726,138; and, 594,017
  shares outstanding; respectively).....       $13.07        $14.76         $21.78         $29.28         $34.94
                                          -----------   -----------   ------------   ------------   ------------
Class Z shares (based on net assets of
  $816,605; $0; $0; $0; $119,547,976;
  and $0; respectively and 44,279; 0; 0;
  0; 3,828,249; and, 0 shares
  outstanding; respectively)............           --            --             --         $31.23             --
                                          -----------   -----------   ------------   ------------   ------------

FORTIS STOCK FUNDS

Statements of Operations

For the Year Ended August 31, 1999

--------------------------------------------------------------------------------

                                             ASSET
                                          ALLOCATION
                                           PORTFOLIO
                                          -----------
NET INVESTMENT INCOME:
  Income:
    Interest income.....................  $ 5,550,099
    Dividend income.....................    1,298,344
    Fee income (Note 1).................       33,957
                                          -----------
  Total income..........................    6,882,400
                                          -----------
  Expenses:
    Investment advisory and management
     fees (Note 2)......................    2,027,378
    Distribution fees (Class A)
     (Note 2)...........................      793,378
    Distribution fees (Class B)
     (Note 2)...........................      139,127
    Distribution fees (Class C)
     (Note 2)...........................       82,431
    Distribution fees (Class H)
     (Note 2)...........................      299,261
    Registration fees...................       49,252
    Shareholders' notices and reports...       47,120
    Legal and auditing fees (Note 2)....       31,737
    Custodian fees......................       33,277
    Directors' fees and expenses........       12,312
    Other...............................       16,008
                                          -----------
  Total expenses........................    3,531,281
                                          -----------
NET INVESTMENT INCOME (LOSS)............    3,351,119
                                          -----------
REALIZED AND UNREALIZED GAIN ON
  INVESTMENTS (NOTE 1):
    Net realized gain from security
     transactions.......................   39,010,869
    Net changes in unrealized
     appreciation of investments in
     securities.........................      694,492
                                          -----------
NET GAIN ON INVESTMENTS.................   39,705,361
                                          -----------
NET INCREASE IN NET ASSETS RESULTING
  FROM OPERATIONS.......................  $43,056,480
                                          ===========

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------

                                                        GROWTH &                                    CAPITAL
                                            VALUE        INCOME       CAPITAL         GROWTH      APPRECIATION
                                             FUND         FUND          FUND           FUND        PORTFOLIO
                                          ----------   ----------   ------------   ------------   -----------
NET INVESTMENT INCOME:
Income:
  Interest income.......................  $   70,368   $  204,343   $  1,116,137   $  3,717,619   $   296,742
  Dividend income.......................     749,628      890,669      4,390,536      1,756,103       149,192
  Fee income (Note 1)...................       5,023       10,427        141,353             --       157,736
                                          ----------   ----------   ------------   ------------   -----------
Total income............................     825,019    1,105,439      5,648,026      5,473,722       603,670
                                          ----------   ----------   ------------   ------------   -----------
Expenses:
  Investment advisory and management
    fees (Note 2).......................     458,155      422,452      4,317,951      6,608,804     1,342,008
  Distribution fees (Class A)
    (Note 2)............................      73,006       64,053      1,232,500      1,743,891       516,905
  Distribution fees (Class B)
    (Note 2)............................      61,446       66,522        199,594        170,267        86,700
  Distribution fees (Class C)
    (Note 2)............................      24,157       25,667         47,194         38,171        29,009
  Distribution fees (Class H)
    (Note 2)............................      80,526       74,051        348,841        449,912       163,664
  Registration fees.....................      42,300       44,580         70,816         70,000        44,300
  Shareholders' notices and reports.....      10,030        9,904        162,237        261,637        29,600
  Legal and auditing fees (Note 2)......      20,801       15,737         56,600         64,491        18,653
  Custodian fees........................      26,256        5,469         43,900         48,815        52,842
  Directors' fees and expenses..........       2,425        1,945         33,833         43,399         7,506
  Other.................................       3,202        2,798         37,189         65,696        10,179
                                          ----------   ----------   ------------   ------------   -----------
Total expenses..........................     802,304      733,178      6,550,655      9,565,083     2,301,366
                                          ----------   ----------   ------------   ------------   -----------
NET INVESTMENT INCOME (LOSS)............      22,715      372,261       (902,629)    (4,091,361)   (1,697,696)
                                          ----------   ----------   ------------   ------------   -----------
REALIZED AND UNREALIZED GAIN ON
  INVESTMENTS (NOTE 1):
    Net realized gain from security
     transactions.......................   4,641,417      697,531    146,221,226    246,700,072    64,284,638
    Net changes in unrealized
     appreciation of investments in
     securities.........................   3,785,706    4,739,460      5,652,886     43,202,949    20,500,923
                                          ----------   ----------   ------------   ------------   -----------
NET GAIN ON INVESTMENTS.................   8,427,123    5,436,991    151,874,112    289,903,021    84,785,561
                                          ----------   ----------   ------------   ------------   -----------
NET INCREASE IN NET ASSETS RESULTING
  FROM OPERATIONS.......................  $8,449,838   $5,809,252   $150,971,483   $285,811,660   $83,087,865
                                          ==========   ==========   ============   ============   ===========

FORTIS STOCK FUNDS

Statements of Changes in Net Assets

ASSET ALLOCATION PORTFOLIO
--------------------------------------------------------------------------------

                                              FOR THE           FOR THE
                                            YEAR ENDED        YEAR ENDED
                                          AUGUST 31, 1999   AUGUST 31, 1998
                                          ---------------   ---------------
OPERATIONS:
  Net investment income.................   $  3,351,119      $  3,947,032
  Net realized gain from security
    transactions........................     39,010,869        24,129,373
  Net change in unrealized appreciation
    (depreciation) of investments in
    securities..........................        694,492       (23,341,382)
                                           ------------      ------------
NET INCREASE IN NET ASSETS RESULTING
  FROM OPERATIONS.......................     43,056,480         4,735,023
                                           ------------      ------------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income
    Class A.............................     (2,706,452)       (3,530,865)
    Class B.............................       (134,831)         (143,082)
    Class C.............................        (80,197)          (89,621)
    Class H.............................       (295,334)         (329,951)
  From net realized gains on investments
    Class A.............................    (17,281,875)      (17,863,647)
    Class B.............................     (1,236,960)         (930,570)
    Class C.............................       (718,270)         (594,047)
    Class H.............................     (2,773,052)       (2,139,737)
                                           ------------      ------------
TOTAL DISTRIBUTIONS TO SHAREHOLDERS.....    (25,226,971)      (25,621,520)
                                           ------------      ------------
CAPITAL STOCK TRANSACTIONS:
  Proceeds from sale of shares
    Class A (1,577,016 and 1,109,799
     shares)............................     29,377,979        20,793,396
    Class B (399,109 and 206,273
     shares)............................      7,397,117         3,816,059
    Class C (279,948 and 140,714
     shares)............................      5,089,730         2,591,158
    Class H (668,742 and 550,316
     shares)............................     12,347,244        10,208,415
    Class Z (44,279 and 0 shares).......        825,685                --
  Proceeds from shares issued as a
    result of reinvested dividends
    Class A (1,057,067 and 1,160,677
     shares)............................     18,789,494        19,984,798
    Class B (75,874 and 61,525
     shares)............................      1,338,956         1,051,151
    Class C (44,382 and 39,182
     shares)............................        780,177           666,985
    Class H (168,973 and 138,497
     shares)............................      2,980,951         2,364,813
  Less cost of repurchase of shares
    Class A (1,971,301 and 1,543,509
     shares)............................    (36,665,720)      (28,876,194)
    Class B (114,596 and 72,269
     shares)............................     (2,123,372)       (1,344,891)
    Class C (103,696 and 86,062
     shares)............................     (1,910,835)       (1,563,619)
    Class H (335,905 and 229,288
     shares)............................     (6,230,286)       (4,274,549)
                                           ------------      ------------
NET INCREASE IN NET ASSETS FROM SHARE
  TRANSACTIONS..........................     31,997,120        25,417,522
                                           ------------      ------------
TOTAL INCREASE IN NET ASSETS............     49,826,629         4,531,025
NET ASSETS:
  Beginning of year.....................    190,658,298       186,127,273
                                           ------------      ------------
  End of year (includes undistributed
    net investment income of $770,223
    and $635,918, respectively).........   $240,484,927      $190,658,298
                                           ============      ============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

FORTIS STOCK FUNDS

Statements of Changes in Net Assets

VALUE FUND
--------------------------------------------------------------------------------

                                              FOR THE           FOR THE
                                            YEAR ENDED        YEAR ENDED
                                          AUGUST 31, 1999   AUGUST 31, 1998
                                          ---------------   ---------------
OPERATIONS:
  Net investment income.................    $    22,715      $    103,235
  Net realized gain from security
    transactions........................      4,641,417         4,405,530
  Net change in unrealized appreciation
    (depreciation) of investments in
    securities..........................      3,785,706        (6,711,081)
                                            -----------      ------------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS.............      8,449,838        (2,202,316)
                                            -----------      ------------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income
    Class A.............................        (90,265)         (116,019)
  From net realized gains on investments
    Class A.............................     (2,398,431)       (1,834,718)
    Class B.............................       (554,270)         (316,546)
    Class C.............................       (228,122)         (128,889)
    Class H.............................       (753,192)         (582,859)
                                            -----------      ------------
TOTAL DISTRIBUTIONS TO SHAREHOLDERS.....     (4,024,280)       (2,979,031)
                                            -----------      ------------
CAPITAL STOCK TRANSACTIONS:
  Proceeds from sale of shares
    Class A (1,189,789 and 874,678
     shares)............................     15,808,648        12,265,360
    Class B (148,047 and 247,000
     shares)............................      1,931,875         3,441,440
    Class C (59,026 and 102,283
     shares)............................        769,872         1,427,509
    Class H (134,878 and 319,681
     shares)............................      1,761,525         4,443,733
  Proceeds from shares issued as a
    result of reinvested dividends
    Class A (189,376 and 147,749
     shares)............................      2,382,340         1,917,777
    Class B (43,123 and 24,075
     shares)............................        536,455           310,563
    Class C (17,988 and 9,863 shares)...        223,950           127,233
    Class H (59,339 and 44,057
     shares)............................        738,771           568,335
  Less cost of repurchase of shares
    Class A (690,036 and 745,823
     shares)............................     (9,083,209)      (10,582,157)
    Class B (90,451 and 47,076
     shares)............................     (1,189,002)         (652,071)
    Class C (56,624 and 17,164
     shares)............................       (743,072)         (243,534)
    Class H (177,439 and 130,647
     shares)............................     (2,317,578)       (1,826,504)
                                            -----------      ------------
NET INCREASE IN NET ASSETS FROM SHARE
  TRANSACTIONS..........................     10,820,575        11,197,684
                                            -----------      ------------
TOTAL INCREASE IN NET ASSETS............     15,246,133         6,016,337
NET ASSETS:
  Beginning of year.....................     36,249,799        30,233,462
                                            -----------      ------------
  End of year (includes undistributed
    net investment income of $0 and
    $63,712, respectively)..............    $51,495,932      $ 36,249,799
                                            ===========      ============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

FORTIS STOCK FUNDS

Statements of Changes in Net Assets

GROWTH & INCOME FUND
--------------------------------------------------------------------------------

                                              FOR THE           FOR THE
                                            YEAR ENDED        YEAR ENDED
                                          AUGUST 31, 1999   AUGUST 31, 1998
                                          ---------------   ---------------
OPERATIONS:
  Net investment income.................    $   372,261       $   450,371
  Net realized gain from security
    transactions........................        697,531         1,099,245
  Net change in unrealized appreciation
    (depreciation) of investments in
    securities..........................      4,739,460        (2,106,124)
                                            -----------       -----------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS.............      5,809,252          (556,508)
                                            -----------       -----------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income
    Class A.............................       (303,045)         (301,319)
    Class B.............................        (41,733)          (34,770)
    Class C.............................        (17,399)          (16,440)
    Class H.............................        (49,939)          (57,011)
  From net realized gains on investments
    Class A.............................       (643,674)          (10,124)
    Class B.............................       (159,781)           (2,098)
    Class C.............................        (67,580)           (1,029)
    Class H.............................       (193,318)           (3,660)
                                            -----------       -----------
TOTAL DISTRIBUTIONS TO SHAREHOLDERS.....     (1,476,469)         (426,451)
                                            -----------       -----------
CAPITAL STOCK TRANSACTIONS:
  Proceeds from sale of shares
    Class A (566,946 and 884,571
     shares)............................      8,501,033        12,851,409
    Class B (161,596 and 259,849
     shares)............................      2,427,125         3,766,301
    Class C (48,678 and 101,311
     shares)............................        718,618         1,476,183
    Class H (159,572 and 235,030
     shares)............................      2,374,853         3,401,436
  Proceeds from shares issued as a
    result of reinvested dividends
    Class A (63,617 and 20,537
     shares)............................        919,640           295,600
    Class B (13,800 and 2,527 shares)...        198,917            36,284
    Class C (5,772 and 1,174 shares)....         83,171            16,824
    Class H (16,192 and 4,142 shares)...        233,312            59,106
  Less cost of repurchase of shares
    Class A (462,252 and 378,949
     shares)............................     (6,967,771)       (5,467,953)
    Class B (81,905 and 47,488
     shares)............................     (1,227,313)         (680,889)
    Class C (57,345 and 33,012
     shares)............................       (853,460)         (477,648)
    Class H (164,161 and 150,375
     shares)............................     (2,458,927)       (2,206,474)
                                            -----------       -----------
NET INCREASE IN NET ASSETS FROM SHARE
  TRANSACTIONS..........................      3,949,198        13,070,179
                                            -----------       -----------
TOTAL INCREASE IN NET ASSETS............      8,281,981        12,087,220
NET ASSETS:
  Beginning of year.....................     34,675,821        22,588,601
                                            -----------       -----------
  End of year (includes undistributed
    net investment income of $86,036 and
    $125,891, respectively).............    $42,957,802       $34,675,821
                                            ===========       ===========

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

FORTIS STOCK FUNDS

Statements of Changes in Net Assets

CAPITAL FUND
--------------------------------------------------------------------------------

                                              FOR THE           FOR THE
                                            YEAR ENDED        YEAR ENDED
                                          AUGUST 31, 1999   AUGUST 31, 1998
                                          ---------------   ---------------
OPERATIONS:
  Net investment loss...................  $     (902,629)    $ (1,275,290)
  Net realized gain from security
    transactions........................     146,221,226       99,276,929
  Net change in unrealized appreciation
    (depreciation) of investments in
    securities..........................       5,652,886      (90,739,760)
                                          --------------     ------------
NET INCREASE IN NET ASSETS RESULTING
  FROM OPERATIONS.......................     150,971,483        7,261,879
                                          --------------     ------------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net realized gains on investments
    Class A.............................     (87,040,747)     (51,765,513)
    Class B.............................      (2,796,230)      (1,230,974)
    Class C.............................        (665,336)        (528,829)
    Class H.............................      (5,017,579)      (2,412,647)
                                          --------------     ------------
TOTAL DISTRIBUTIONS TO SHAREHOLDERS.....     (95,519,892)     (55,937,963)
                                          --------------     ------------
CAPITAL STOCK TRANSACTIONS:
  Proceeds from sale of shares
    Class A (10,587,633 and 1,862,268
     shares)............................     236,382,465       47,595,909
    Class B (389,224 and 147,489
     shares)............................       8,333,221        3,672,027
    Class C (90,310 and 139,698
     shares)............................       1,911,035        3,497,435
    Class H (632,945 and 241,584
     shares)............................      13,448,386        6,064,134
  Proceeds from shares issued as a
    result of reinvested dividends
    Class A (4,497,809 and 2,201,521
     shares)............................      79,971,053       47,971,130
    Class B (159,215 and 57,622
     shares)............................       2,718,124        1,226,194
    Class C (38,657 and 11,228
     shares)............................         659,875          238,938
    Class H (280,596 and 107,308
     shares)............................       4,792,688        2,284,583
  Less cost of repurchase of shares
    Class A (9,187,334 and 3,138,422
     shares)............................    (203,714,963)     (79,897,413)
    Class B (134,973 and 59,107
     shares)............................      (2,875,169)      (1,460,979)
    Class C (62,180 and 93,825
     shares)............................      (1,330,943)      (2,064,335)
    Class H (410,031 and 130,973
     shares)............................      (8,719,318)      (3,224,275)
  Issuance of shares in connection with
    fund merger (Note 3)
    Class A (4,303,728 and 0 shares)....      77,701,653               --
    Class B (298,388 and 0 shares)......       5,171,124               --
    Class C (82,934 and 0 shares).......       1,437,049               --
    Class H (586,642 and 0 shares)......      10,173,846               --
                                          --------------     ------------
NET INCREASE IN NET ASSETS FROM SHARE
  TRANSACTIONS..........................     226,060,126       25,903,348
                                          --------------     ------------
TOTAL INCREASE (DECREASE) IN NET
  ASSETS................................     281,511,717      (22,772,736)
NET ASSETS:
  Beginning of year.....................     341,360,294      364,133,030
                                          --------------     ------------
  End of year...........................  $  622,872,011     $341,360,294
                                          ==============     ============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

FORTIS STOCK FUNDS

Statements of Changes in Net Assets

GROWTH FUND
--------------------------------------------------------------------------------

                                              FOR THE           FOR THE
                                            YEAR ENDED        YEAR ENDED
                                          AUGUST 31, 1999   AUGUST 31, 1998
                                          ---------------   ---------------
OPERATIONS:
  Net investment loss...................  $   (4,091,361)   $   (2,778,444)
  Net realized gain from security
    transactions........................     246,700,072       192,064,434
  Net change in unrealized appreciation
    (depreciation) of investments in
    securities..........................      43,202,949      (269,075,788)
                                          --------------    --------------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS.............     285,811,660       (79,789,798)
                                          --------------    --------------
DISTRIBUTIONS TO SHAREHOLDERS:
  From realized gains on investments
    Class A.............................    (184,308,860)      (73,567,568)
    Class B.............................      (4,328,601)       (1,380,595)
    Class C.............................        (982,671)         (263,230)
    Class H.............................     (11,797,065)       (3,821,196)
    Class Z.............................     (29,609,385)      (11,439,433)
                                          --------------    --------------
TOTAL DISTRIBUTIONS TO SHAREHOLDERS.....    (231,026,582)      (90,472,022)
                                          --------------    --------------
CAPITAL STOCK TRANSACTIONS:
  Proceeds from sale of shares
    Class A (20,454,621 and 8,712,019
     shares)............................     608,315,710       316,513,028
    Class B (195,729 and 137,137
     shares)............................       5,568,918         4,825,473
    Class C (51,195 and 39,174
     shares)............................       1,488,735         1,368,169
    Class H (446,438 and 334,801
     shares)............................      12,868,880        11,860,557
    Class Z (573,572 and 633,162
     shares)............................      17,237,982        22,701,753
  Proceeds from shares issued as a
    result of reinvested dividends
    Class A (6,493,303 and 2,215,552
     shares)............................     175,708,779        70,609,674
    Class B (165,721 and 44,166
     shares)............................       4,282,243         1,370,898
    Class C (37,976 and 8,466 shares)...         981,304           262,702
    Class H (452,647 and 121,751
     shares)............................      11,705,442         3,780,372
    Class Z (1,045,590 and 344,351
     shares)............................      28,628,247        11,036,437
  Less cost of repurchase of shares
    Class A (22,649,562 and 11,076,500
     shares)............................    (675,171,668)     (403,375,496)
    Class B (100,305 and 83,531
     shares)............................      (2,869,629)       (2,961,085)
    Class C (25,873 and 17,551
     shares)............................        (742,673)         (618,203)
    Class H (366,624 and 219,058
     shares)............................     (10,603,511)       (7,761,611)
    Class Z (970,240 and 797,075
     shares)............................     (29,737,905)      (29,021,990)
                                          --------------    --------------
NET INCREASE IN NET ASSETS FROM SHARE
  TRANSACTIONS..........................     147,660,854           590,678
                                          --------------    --------------
TOTAL INCREASE (DECREASE) IN NET
  ASSETS................................     202,445,932      (169,671,142)
NET ASSETS:
  Beginning of year.....................     726,795,974       896,467,116
                                          --------------    --------------
  End of year...........................  $  929,241,906    $  726,795,974
                                          ==============    ==============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

FORTIS STOCK FUNDS

Statements of Changes in Net Assets

CAPITAL APPRECIATION PORTFOLIO
--------------------------------------------------------------------------------

                                              FOR THE           FOR THE
                                            YEAR ENDED        YEAR ENDED
                                          AUGUST 31, 1999   AUGUST 31, 1998
                                          ---------------   ---------------
OPERATIONS:
  Net investment loss...................  $   (1,697,696)    $ (1,429,668)
  Net realized gain from security
    transactions........................      64,284,638       21,798,973
  Net change in unrealized appreciation
    (depreciation) of investments in
    securities..........................      20,500,923      (35,067,587)
                                          --------------     ------------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS.............      83,087,865      (14,698,282)
                                          --------------     ------------
DISTRIBUTIONS TO SHAREHOLDERS:
  From realized gains on investments
    Class A.............................     (25,279,675)              --
    Class B.............................      (1,974,092)              --
    Class C.............................        (717,375)              --
    Class H.............................      (3,822,075)              --
                                          --------------     ------------
TOTAL DISTRIBUTIONS TO SHAREHOLDERS.....     (31,793,217)              --
                                          --------------     ------------
CAPITAL STOCK TRANSACTIONS:
  Proceeds from sale of shares
    Class A (4,148,860 and 1,784,435
     shares)............................     120,742,519       60,422,475
    Class B (94,645 and 67,943
     shares)............................       2,801,141        2,245,080
    Class C (464,149 and 69,065
     shares)............................      13,807,732        2,233,307
    Class H (156,855 and 143,196
     shares)............................       4,661,652        4,725,103
  Proceeds from shares issued as a
    result of reinvested dividends
    Class A (934,539 and 0 shares)......      24,709,211               --
    Class B (75,995 and 0 shares).......       1,953,810               --
    Class C (27,678 and 0 shares).......         712,165               --
    Class H (147,544 and 0 shares)......       3,796,302               --
  Less cost of repurchase of shares
    Class A (4,016,217 and 2,208,559
     shares)............................    (119,898,749)     (74,574,459)
    Class B (69,099 and 59,677
     shares)............................      (2,024,359)      (1,999,115)
    Class C (457,661 and 61,977
     shares)............................     (13,737,717)      (1,979,707)
    Class H (170,725 and 126,141
     shares)............................      (5,069,238)      (4,222,152)
                                          --------------     ------------
NET INCREASE (DECREASE) IN NET ASSETS
  FROM SHARE TRANSACTIONS...............      32,454,469      (13,149,468)
                                          --------------     ------------
TOTAL INCREASE (DECREASE) IN NET
  ASSETS................................      83,749,117      (27,847,750)
NET ASSETS:
  Beginning of year.....................      99,388,789      127,236,539
                                          --------------     ------------
  End of year...........................  $  183,137,906     $ 99,388,789
                                          ==============     ============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

FORTIS STOCK FUNDS

Notes to Financial Statements

--------------------------------------------------------------------------------

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES: The funds are open-end, diversified management investment companies, each of which has different investment objectives and their own investment portfolios and net asset values. Asset Allocation and Capital Appreciation Portfolios are series of Fortis Advantage Portfolios, Inc. ("Fortis Advantage") and Fortis Value Fund, Fortis Growth & Income Fund and Fortis Capital Fund are funds of Fortis Equity Portfolios, Inc. ("Fortis Equity"). The investment objectives of each fund are as follows:

   - The objective of the Fortis Asset Allocation Portfolio is maximum total return on invested capital, to be derived mainly from capital appreciation, dividends and interest.

   - The objective of Fortis Value Fund is short and long-term capital appreciation. Current income is only a secondary objective. The portfolio invests primarily in equity securities and selects stocks based on a concept of fundamental value.

   - The objective of the Fortis Growth & Income Fund is capital appreciation and current income. The fund invests primarily in equity securities that provide an income component.

   - The objective of the Fortis Capital Fund is short and long-term capital appreciation. Current income is only a secondary objective.

   - The objective of Fortis Growth Fund is short and long-term capital appreciation. Current income is only a secondary objective.

   - The objective of Fortis Capital Appreciation Portfolio is maximum long-term capital appreciation. Dividend and interest income from investments, if any, is incidental.

   The Articles of Incorporation of Fortis Advantage and Fortis Equity permits the Board of Directors to create additional portfolios in the future.

   The Fortis Advantage Portfolios, Fortis Equity Portfolios and Fortis Growth Fund offer Class A, Class B, Class C and Class H shares. Fortis Growth Fund and Advantage Asset Allocation also issue Class Z shares.

   Class A shares are sold with a front-end sales charge. Class B and H shares are sold without a front-end sales charge and may be subject to a contingent deferred sales charge for six years, and such shares automatically convert to Class A after eight years. Class C shares are sold without a front-end sales charge and may be subject to contingent deferred sales charge for one year. Class Z shares are sold without a front-end sales charge or a contingent deferred sales charge and have no distribution fees. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that the level of distribution fees charged differs between classes. Income, expenses (other than expenses incurred under each class's distribution agreement) and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

   The significant accounting policies followed by the Funds are summarized as follows:

   SECURITY VALUATION: Investments in securities traded on a national securities exchange or on the NASDAQ National Market System are valued at the last reported sales price. Securities for which over-the-counter market quotations are readily available are valued on the basis of the last current bid price. An outside pricing service may be utilized to provide such valuations. For fixed income securities, the pricing service may employ electronic data processing techniques and/or a matrix system to determine valuations using methods which include consideration of yields or prices of bonds of comparable quality, type of issue, coupon, maturity and rating indications as to value from dealers, and general market conditions. Securities for which quotations are not readily available are valued at fair value as determined in good faith by management under supervision of the Board of Directors. Short-term investments, with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued at amortized cost.

   SECURITIES PURCHASED ON A WHEN-ISSUED BASIS: Delivery and payment for securities that have been purchased by the Asset Allocation Portfolio on a forward commitment or when-issued basis can take place a month or more after the transaction date. During this period, such securities are subject to market fluctuations and the portfolio maintains, in a segregated account with its custodian, assets with a market value equal to the amount of its purchase commitments.

   Consistent with its ability to purchase securities on a when-issued basis, the Asset Allocation Portfolio may enter into transactions to defer settlement of its purchase commitments. As an inducement to defer settlement, the portfolio repurchases a similar security for settlement at a later date at a lower purchase price relative to the current market. This transaction is referred to as a Dollar Roll.

   SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME: Security transactions are accounted for on the trade date and dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Realized security gains and losses are determined using the identified cost method. The Advantage Asset Allocation Portfolio amortizes original issue discount, long term bond premium, and market discount.

   For the year ended August 31, 1999, the cost of purchases and proceeds from sales of securities (other than short-term securities) were as follows:

                                             Cost of        Proceeds
                                            Purchases      from Sales
   --------------------------------------------------------------------
   Asset Allocation Portfolio............ $  358,827,314 $  345,181,436
   Value Fund............................    126,722,974    117,357,293
   Growth & Income Fund..................     30,986,328     25,613,968
   Capital Fund..........................  1,087,102,044    934,852,135
   Growth Fund...........................  1,332,253,162  1,393,648,746
   Capital Appreciation Portfolio........    388,442,393    372,884,100

   The amount included in the cost of purchases for Capital Fund that was associated with the fund merger as described in Note 3 is $73,752,769.

--------------------------------------------------------------------------------

   LENDING OF PORTFOLIO SECURITIES: At August 31, 1999, securities were on loan to brokers from the funds. For collateral, the fund's custodian received cash which is maintained in a separate account and invested by the custodian in short-term investment vehicles. The risks to the funds in security lending transactions are that the borrower may not provide additional collateral when required or return the securities when due and that the proceeds from the sale of investments made with cash collateral received will be less than amounts required to be returned to the borrowers. Value of securities on loan and fee income from securities lending was as follows for the year ended August 31, 1999:

                                                            Fee Income
                                                           For the Year
                                                              Ended
                                   Securities               August 31,
                                     On Loan   Collateral      1999
   --------------------------------------------------------------------
   Asset Allocation Portfolio..... $19,671,619 $21,435,579   $ 33,957
   Value Fund.....................   2,346,125   2,565,843      5,023
   Growth & Income Fund...........   1,112,813   1,223,183     10,427
   Capital Fund...................  54,168,302  60,191,675    141,353
   Capital Appreciation
     Portfolio....................  30,086,341  33,098,690    157,736

   FEDERAL TAXES: The portfolios intend to qualify, under the Internal Revenue Code, as regulated investment companies and if so qualified, will not have to pay federal income taxes to the extent their taxable net income is distributed. For tax purposes, each portfolio is a single taxable entity.

   On a calendar year basis, each portfolio intends to distribute substantially all of its net investment income and realized gains, if any, to avoid payment of federal excise taxes.

   Net investment income and net realized gains may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may, therefore, differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the fund.

   On the Statements of Assets and Liabilities, due to permanent book-to-tax differences, accumulated net realized gain (loss) and undistributed net investment income have been increased (decreased), resulting in a net reclassification adjustment to reduce paid-in-capital by the following:

                              Undistributed
                              Net Investment                 Accumulated
                                  Income     Paid-in-Capital    Gains
   ---------------------------------------------------------------------
   Value Fund................   $    3,838              --   $    (3,838)
   Capital Fund..............   $  902,629              --   $  (902,629)
   Growth Fund...............   $4,091,361     $(4,091,361)           --
   Capital Appreciation
     Portfolio...............   $1,697,696              --   $(1,697,696)

   DEFERRED COSTS: Registration costs are deferred and charged to income over the registration period.

   INCOME AND CAPITAL GAINS DISTRIBUTIONS: It is the policy of Fortis Asset Allocation Portfolio, and Fortis Growth & Income Fund to pay quarterly distributions from net investment income; Fortis Capital Appreciation Portfolio, Fortis Value Fund, Fortis Capital Fund, and Fortis Growth Fund to pay annual distributions from net investment income. Distributions of net realized capital gains, if any, are made annually by each fund. The distributions are recorded on the record date and are payable in cash or reinvested in additional shares of the portfolio at net asset value without any charge to the shareholder.

   ILLIQUID SECURITIES: At August 31, 1999 investments in securities for the Asset Allocation Portfolio and the Growth & Income Fund included issues that have been determined by fund management to be illiquid. The funds currently limit investments in illiquid securities to 15% of net assets; at market value, at the date of purchase. The aggregate value of such securities at August 31, 1999, was $2,932,654 in the Asset Allocation Portfolio; $1,664,925 in the Growth & Income Fund, which represents 1.22% and 3.88% of net assets, respectively. Pursuant to guidelines adopted by the Board of Directors, certain unregistered securities are determined to be liquid and are not included within the percent limitations specified above.

   USE OF ESTIMATES: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the reporting period. Actual results could differ from those estimates.

   BANK BORROWINGS: Several Fortis Funds, including Asset Allocation Portfolio, Value Fund, Growth & Income Fund, Capital Fund and Capital Appreciation Portfolio, have a revolving credit agreement with Norwest Bank Minnesota N.A., whereby the funds are permitted to have a bank borrowing for temporary and emergency purposes to meet large redemption requests by shareholders; and cover securities purchased when matched or when earlier trades have failed. The agreement, which enables the funds to participate with other Fortis Funds, permits borrowings up to $25 million, collectively. Interest is expensed to each participating fund based on its borrowings and will be calculated at the borrowers option of: 1) the Prime Index; 2) the Federal Funds rate plus a "Margin" of 37.5 basis points, or; 3) the Libor rate plus a "Margin" of 37.5 basis points. The Prime Index is defined as the higher of:
   A) the rate that Norwest Bank Minnesota N.A. announces from time to time as its prime rate or B) the Federal Funds rate plus 50 basis points. Each fund pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.08% per annum. The funds had no borrowings during the year ended August 31, 1999.

2. PAYMENTS TO RELATED PARTIES: Fortis Advisers, Inc., (Advisers), is the investment adviser for each Fund. Investment advisory and management fees are computed for Fortis Asset Allocation Portfolio, Fortis Value Fund, Fortis Growth & Income Fund, Fortis Capital Fund, Fortis Growth Fund, and Fortis Capital

FORTIS STOCK FUNDS

--------------------------------------------------------------------------------
   Appreciation Portfolio at an annual rate of 1.00% of the first $100 million of average daily net assets, .80% for the next $150 million, and .70% for average daily net assets over $250 million of each portfolio.

   In addition to the investment advisory and management fee, Classes A, B, C, and H pay Fortis Investors, Inc. (the funds' principal underwriter) distribution fees equal to .45% of average daily net assets for Class A for each of Asset Allocation and Capital Appreciation Portfolios and .25% of average daily net assets for Class A for each of Value Fund, Growth & Income Fund, Capital Fund, and Growth Fund and 1.00% of average daily net assets for Classes B, C, and H for each fund on an annual basis, to be used to compensate those who sell shares of the fund and to pay certain other expenses of selling fund shares. Fortis Investors, Inc. also received sales charges (paid by purchasers or redeemers of the funds' shares) as follows:

                                    Class A  Class B Class C Class H
   ------------------------------------------------------------------
   Asset Allocation Portfolio...... $560,091 $26,495 $4,397  $ 75,322
   Value Fund......................  119,797  16,765  1,396    29,900
   Growth & Income Fund............  154,643  19,395  1,422    39,061
   Capital Fund....................  817,382  30,726  2,747   116,145
   Growth Fund.....................  977,891  35,925  1,152   133,254
   Capital Appreciation
     Portfolio.....................  317,396  20,757    741    77,215

   For the year ended August 31, 1999, legal fees and expenses were paid as follows to a law firm of which the secretary of the fund is a partner.

                                                                Amount
   --------------------------------------------------------------------
   Asset Allocation Portfolio.................................. $ 9,362
   Value Fund..................................................   1,986
   Growth & Income Fund........................................   1,837
   Capital Fund................................................  28,000
   Growth Fund.................................................  43,861
   Capital Appreciation Portfolio..............................   5,651

3. FUND MERGER: Effective with the close of business on October 23, 1998 the Fortis Fiduciary Fund was merged into Fortis Capital Fund. The merger was approved by the shareholders of the Fortis Fiduciary Fund. Fortis Capital Fund will be the surviving entity for financial reporting and income tax purposes. The merger was accomplished by a tax free exchange as detailed below:

                           Net Assets of
                         Fiduciary Fund on  Fiduciary Fund  Capital Fund
                         October 23, 1998  Shares Exchanged Shares Issued
   ----------------------------------------------------------------------
   Class A..............    $77,701,653        2,451,978      4,303,728
   Class B..............      5,171,124          171,119        298,388
   Class C..............      1,437,049           47,523         82,934
   Class H..............     10,173,846          336,674        586,642

   Fortis Fiduciary Fund's net assets at October 23, 1998 included unrealized appreciation of $20,759,680, accumulated net realized losses of ($347,629) and capital stock of $74,071,621.

   The net assets of Fortis Capital Funds classes immediately before the merger were as follows:

                        Capital Fund                        Net Assets
   --------------------------------------------------------------------
   Class A................................................ $332,341,920
   Class B................................................   10,427,170
   Class C................................................    2,509,913
   Class H................................................   18,726,666

--------------------------------------------------------------------------------

4. FINANCIAL HIGHLIGHTS: Selected per share historical data for each of the Funds was as follows:

                                                                 Class A
                                     ---------------------------------------------------------------
                                                          Year Ended August 31,
                                     ---------------------------------------------------------------
ASSET ALLOCATION                       1999         1998        1997        1996          1995++
----------------------------------------------------------------------------------------------------
Net asset value, beginning of
  year.............................  $  16.91     $  18.98    $  16.48    $  16.52       $  14.44
                                     --------     --------    --------    --------       --------
Operations:
  Investment income - net..........       .30          .39         .39         .47            .43
  Net realized and unrealized gain
    on investments.................      3.47          .13        3.47         .29           2.14
                                     --------     --------    --------    --------       --------
Total from operations..............      3.77          .52        3.86         .76           2.57
                                     --------     --------    --------    --------       --------
Distributions to shareholders:
  From investment income - net.....      (.29)        (.41)       (.41)       (.47)          (.40)
  From net realized gains..........     (1.96)       (2.18)       (.95)       (.32)          (.09)
  Excess distributions of net
    realized gains.................        --           --          --        (.01)            --
                                     --------     --------    --------    --------       --------
Total distributions to
 shareholders......................     (2.25)    $  (2.59)   $  (1.36)   $   (.80)      $   (.49)
                                     --------     --------    --------    --------       --------
Net asset value, end of year.......  $  18.43     $  16.91    $  18.98    $  16.48       $  16.52
                                     --------     --------    --------    --------       --------
Total return @.....................     22.96%        2.71%      24.62%       4.73%         18.25%
Net assets end of year (000s
  omitted).........................  $177,794     $151,920    $156,734    $136,656       $132,939
Ratio of expenses to average daily
  net assets.......................      1.42%        1.44%       1.48%       1.50%          1.57%*
Ratio of net investment income to
  average daily net assets.........      1.60%        2.07%       2.22%       2.85%          3.31%*
Portfolio turnover rate............       159%         104%        109%         89%            94%

                                                   Class A
                                     -----------------------------------
                                            Year Ended August 31,
                                     -----------------------------------
ASSET ALLOCATION                                   1994+++

Net asset value, beginning of
  year.............................               $  15.43
                                                  --------
Operations:
  Investment income - net..........                    .37
  Net realized and unrealized gain
    on investments.................                   (.31)
                                                  --------
Total from operations..............                    .06
                                                  --------
Distributions to shareholders:
  From investment income - net.....                   (.33)
  From net realized gains..........                   (.72)
  Excess distributions of net
    realized gains.................                     --
                                                  --------
Total distributions to
 shareholders......................               $  (1.05)
                                                  --------
Net asset value, end of year.......               $  14.44
                                                  --------
Total return @.....................                    .48%
Net assets end of year (000s
  omitted).........................               $119,395
Ratio of expenses to average daily
  net assets.......................                   1.55%
Ratio of net investment income to
  average daily net assets.........                   2.60%
Portfolio turnover rate............                     94%

                                                                                      Class B
                                                                ---------------------------------------------------
                                                                               Year Ended August 31,
                                                                ---------------------------------------------------
ASSET ALLOCATION                                                  1999       1998      1997      1996       1995+
-------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year..........................    $ 16.80     $18.87    $16.40    $16.46     $14.27
                                                                -------     ------    ------    ------     ------
Operations:
  Investment income - net...................................        .19        .29       .27       .37        .39
  Net realized and unrealized gain on investments...........       3.46        .13      3.47       .29       2.26
                                                                -------     ------    ------    ------     ------
Total from operations.......................................       3.65        .42      3.74       .66       2.65
                                                                -------     ------    ------    ------     ------
Distributions to shareholders:
  From investment income - net..............................       (.19)      (.31)     (.32)     (.39)      (.37)
  From net realized gains...................................      (1.96)     (2.18)     (.95)     (.32)      (.09)
  Excess distributions of net realized gains................         --         --        --      (.01)        --
                                                                -------     ------    ------    ------     ------
Total distributions to shareholders.........................      (2.15)     (2.49)    (1.27)     (.72)      (.46)
                                                                -------     ------    ------    ------     ------
Net asset value, end of year................................    $ 18.30     $16.80    $18.87    $16.40     $16.46
                                                                -------     ------    ------    ------     ------
Total return @..............................................      22.32%      2.14%    23.92%     4.12%     19.00%
Net assets end of year (000s omitted).......................    $17,408     $9,928    $7,462    $4,411     $  692
Ratio of expenses to average daily net assets...............       1.97%      1.99%     2.03%     2.05%      2.12%*
Ratio of net investment income to average daily net
  assets....................................................       1.05%      1.50%     1.67%     2.34%      2.51%*
Portfolio turnover rate.....................................        159%       104%      109%       89%        94%

*     Annualized.
+     For the period from November 14, 1994 (initial offering of shares) to August 31, 1995.
++    Ten-month period ended August 31, 1995.
+++   For the year ended October 31, 1994.
@     These are the total returns during the periods, including
      reinvestment of all dividend and capital gains distributions without adjustments for sales charge.

FORTIS STOCK FUNDS

--------------------------------------------------------------------------------

4. FINANCIAL HIGHLIGHTS (continued):

                                                                                      Class C
                                                                ---------------------------------------------------
                                                                               Year Ended August 31,
                                                                ---------------------------------------------------
ASSET ALLOCATION                                                  1999       1998      1997      1996       1995+
-------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year..........................    $ 16.74     $18.81    $16.35    $16.41     $14.27
                                                                -------     ------    ------    ------     ------
Operations:
  Investment income - net...................................        .19        .29       .26       .37        .39
  Net realized and unrealized gain on investments...........       3.44        .13      3.47       .29       2.21
                                                                -------     ------    ------    ------     ------
Total from operations.......................................       3.63        .42      3.73       .66       2.60
                                                                -------     ------    ------    ------     ------
Distributions to shareholders:
  From investment income - net..............................       (.19)      (.31)     (.32)     (.39)      (.37)
  From net realized gains...................................      (1.96)     (2.18)     (.95)     (.32)      (.09)
  Excess distributions of net realized gains................         --         --        --      (.01)        --
                                                                -------     ------    ------    ------     ------
Total distributions to shareholders.........................      (2.15)     (2.49)    (1.27)     (.72)      (.46)
                                                                -------     ------    ------    ------     ------
Net asset value, end of year................................    $ 18.22     $16.74    $18.81    $16.35     $16.41
                                                                -------     ------    ------    ------     ------
Total return @..............................................      22.27%      2.15%    23.93%     4.13%     18.64%
Net assets end of year (000s omitted).......................    $10,259     $5,831    $4,789    $2,641     $  777
Ratio of expenses to average daily net assets...............       1.97%      1.99%     2.03%     2.05%      2.12%*
Ratio of net investment income to average daily net
  assets....................................................       1.05%      1.51%     1.67%     2.33%      2.52%*
Portfolio turnover rate.....................................        159%       104%      109%       89%        94%

                                                                                     CLASS H                             CLASS Z
                                                              ------------------------------------------------------    ---------
                                                                              YEAR ENDED AUGUST 31,
                                                              ------------------------------------------------------
ASSET ALLOCATION                                                1999       1998       1997       1996        1995+      1999++++
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year........................    $ 16.79     $ 18.86    $ 16.39    $ 16.44     $14.27       $19.05
                                                              -------     -------    -------    -------     ------       ------
Operations:
  Investment income - net.................................        .19         .29        .27        .38        .39          .07
  Net realized and unrealized gain on investments.........       3.46         .13       3.47        .29       2.24         (.68)
                                                              -------     -------    -------    -------     ------       ------
Total from operations.....................................       3.65         .42       3.74        .67       2.63         (.61)
                                                              -------     -------    -------    -------     ------       ------
Distributions to shareholders:
  From investment income - net............................       (.19)       (.31)      (.32)      (.39)      (.37)          --
  From net realized gains.................................      (1.96)      (2.18)      (.95)      (.32)      (.09)          --
  Excess distributions of net realized gains..............         --          --         --       (.01)        --           --
                                                              -------     -------    -------    -------     ------       ------
Total distributions to shareholders.......................      (2.15)      (2.49)     (1.27)      (.72)      (.46)          --
                                                              -------     -------    -------    -------     ------       ------
Net asset value, end of year..............................    $ 18.29     $ 16.79    $ 18.86    $ 16.39     $16.44       $18.44
                                                              -------     -------    -------    -------     ------       ------
Total return @............................................      22.32%       2.15%     23.93%      4.19%     18.86%       (3.20%)
Net assets end of year (000s omitted).....................    $34,207     $22,979    $17,142    $10,904     $4,676       $  817
Ratio of expenses to average daily net assets.............       1.97%       1.99%      2.03%      2.05%      2.12%*        .97%*
Ratio of net investment income to average daily net
  assets..................................................       1.05%       1.50%      1.67%      2.32%      2.54%*       2.05%*
Portfolio turnover rate...................................        159%        104%       109%        89%        94%         159%

*     Annualized.
+ For the period from November 14, 1994 (initial offering of shares) to August 31, 1995.
++++ For the period from July 27, 1999 (initial offering of shares) to August 31, 1999.
@ These are the total returns during the periods, including reinvestment of all dividend and capital gains distributions without adjustments for sales charge.

--------------------------------------------------------------------------------

                                                                                Class A
                                                              -------------------------------------------
                                                                         Year Ended August 31,
                                                              -------------------------------------------
VALUE                                                           1999       1998       1997        1996+
---------------------------------------------------------------------------------------------------------
Net asset value, beginning of year..........................  $ 11.85     $ 13.51    $ 10.75     $10.00
                                                              -------     -------    -------     ------

Operations:
  Investment income (loss) - net............................      .05         .09        .09        .05
  Net realized and unrealized gain (loss) on investments....     2.73        (.30)      2.94        .70
                                                              -------     -------    -------     ------
Total from operations.......................................     2.78        (.21)      3.03        .75
                                                              -------     -------    -------     ------

Distributions to shareholders:
  From investment income - net..............................     (.05)       (.09)      (.06)        --
  From net realized gains on investments....................    (1.30)      (1.36)      (.21)        --
                                                              -------     -------    -------     ------
Total distributions to shareholders.........................    (1.35)      (1.45)      (.27)        --
                                                              -------     -------    -------     ------
Net asset value, end of year................................  $ 13.28     $ 11.85    $ 13.51     $10.75
                                                              -------     -------    -------     ------
Total return @..............................................    24.10%      (2.52%)    28.66%      7.50%
Net assets end of year (000s omitted).......................  $34,302     $22,449    $21,855     $9,847
Ratio of expenses to average daily net assets...............     1.48%       1.52%      1.59%      1.65%*
Ratio of net investment income (loss) to average daily net
  assets....................................................      .32%        .55%       .72%       .75%*
Portfolio turnover rate.....................................      266%        260%        93%        41%

                                                                                 Class B
                                                                -----------------------------------------
                                                                          Year Ended August 31,
                                                                -----------------------------------------
VALUE                                                             1999       1998      1997       1996+
---------------------------------------------------------------------------------------------------------
Net asset value, beginning of year..........................     $11.71     $13.39    $10.70     $10.00
                                                                 ------     ------    ------     ------

Operations:
  Investment income (loss) - net............................       (.08)      (.02)     (.01)        --
  Net realized and unrealized gain (loss) on investments....       2.73       (.30)     2.94        .70
                                                                 ------     ------    ------     ------
Total from operations.......................................       2.65       (.32)     2.93        .70
                                                                 ------     ------    ------     ------

Distributions to shareholders:
  From investment income - net..............................         --         --      (.03)        --
  From net realized gains on investments....................      (1.30)     (1.36)     (.21)        --
                                                                 ------     ------    ------     ------
Total distributions to shareholders.........................      (1.30)     (1.36)     (.24)        --
                                                                 ------     ------    ------     ------
Net asset value, end of year................................     $13.06     $11.71    $13.39     $10.70
                                                                 ------     ------    ------     ------
Total return @..............................................      23.20%     (3.33%)   27.75%      7.00%
Net assets end of year (000s omitted).......................     $6,662     $4,794    $2,480     $  642
Ratio of expenses to average daily net assets...............       2.23%      2.27%     2.34%      2.40%*
Ratio of net investment income (loss) to average daily net
  assets....................................................       (.43%)     (.20%)    (.04%)       --
Portfolio turnover rate.....................................        266%       260%       93%        41%

*     Annualized.
+ For the period from January 2, 1996 (commencement of operations) to August 31, 1996.
@ These are the total returns during the periods, including reinvestment of all dividend and capital gains distributions without adjustment for sales charge.

FORTIS STOCK FUNDS

--------------------------------------------------------------------------------

4. FINANCIAL HIGHLIGHTS (continued):

                                                                                 Class C
                                                                -----------------------------------------
                                                                          Year Ended August 31,
                                                                -----------------------------------------
VALUE                                                             1999       1998      1997       1996+
---------------------------------------------------------------------------------------------------------
Net asset value, beginning of year..........................     $11.72     $13.39    $10.70     $10.00
                                                                 ------     ------    ------     ------

Operations:
  Investment income (loss) - net............................       (.08)      (.01)     (.01)        --
  Net realized and unrealized gain (loss) on investments....       2.73       (.30)     2.94        .70
                                                                 ------     ------    ------     ------
Total from operations.......................................       2.65       (.31)     2.93        .70
                                                                 ------     ------    ------     ------

Distributions to shareholders:
  From investment income - net..............................         --         --      (.03)        --
  From net realized gains on investments....................      (1.30)     (1.36)     (.21)        --
                                                                 ------     ------    ------     ------
Total distributions to shareholders.........................      (1.30)     (1.36)     (.24)        --
                                                                 ------     ------    ------     ------
Net asset value, end of year................................     $13.07     $11.72    $13.39     $10.70
                                                                 ------     ------    ------     ------
Total return @..............................................      23.18%     (3.24%)   27.75%      7.00%
Net assets end of year (000s omitted).......................     $2,486     $1,991    $1,002     $  223
Ratio of expenses to average daily net assets...............       2.23%      2.27%     2.34%      2.40%*
Ratio of net investment income (loss) to average daily net
  assets....................................................       (.43%)     (.20%)    (.04%)       --
Portfolio turnover rate.....................................        266%       260%       93%        41%

                                                                                 Class H
                                                                -----------------------------------------
                                                                          Year Ended August 31,
                                                                -----------------------------------------
VALUE                                                             1999       1998      1997       1996+
---------------------------------------------------------------------------------------------------------
Net asset value, beginning of year..........................     $11.72     $13.39    $10.70     $10.00
                                                                 ------     ------    ------     ------

Operations:
  Investment income (loss) - net............................       (.08)      (.01)     (.01)        --
  Net realized and unrealized gain (loss) on investments....       2.73       (.30)     2.94        .70
                                                                 ------     ------    ------     ------
Total from operations.......................................       2.65       (.31)     2.93        .70
                                                                 ------     ------    ------     ------

Distributions to shareholders:
  From investment income - net..............................         --         --      (.03)        --
  From net realized gains on investments....................      (1.30)     (1.36)     (.21)        --
                                                                 ------     ------    ------     ------
Total distributions to shareholders.........................      (1.30)     (1.36)     (.24)        --
                                                                 ------     ------    ------     ------
Net asset value, end of year................................     $13.07     $11.72    $13.39     $10.70
                                                                 ------     ------    ------     ------
Total return @..............................................      23.18%     (3.24%)   27.75%      7.00%
Net assets end of year (000s omitted).......................     $8,045     $7,016    $4,896     $1,605
Ratio of expenses to average daily net assets...............       2.23%      2.27%     2.34%      2.40%*
Ratio of net investment income (loss) to average daily net
  assets....................................................       (.43%)     (.20%)    (.04%)       --
Portfolio turnover rate.....................................        266%       260%       93%        41%

*     Annualized.
+ For the period from January 2, 1996 (commencement of operations) to August 31, 1996.
@ These are the total returns during the periods, including reinvestment of all dividend and capital gains distributions without adjustment for sales charge.

--------------------------------------------------------------------------------

                                                                                Class A
                                                              -------------------------------------------
                                                                         Year Ended August 31,
                                                              -------------------------------------------
GROWTH & INCOME                                                 1999       1998       1997        1996+
---------------------------------------------------------------------------------------------------------
Net asset value, beginning of year..........................  $ 13.20     $ 13.06    $ 10.35     $10.00
                                                              -------     -------    -------     ------

Operations:
  Investment income - net...................................      .17         .32        .20        .07
  Net realized and unrealized gain on investments...........     2.03         .07       2.77        .34
                                                              -------     -------    -------     ------
Total from operations.......................................     2.20         .39       2.97        .41
                                                              -------     -------    -------     ------

Distributions to shareholders:
  From investment income - net..............................     (.18)       (.24)      (.16)      (.06)
  From net realized gains on investments....................     (.39)       (.01)      (.10)        --
                                                              -------     -------    -------     ------
Total distributions to shareholders.........................     (.57)       (.25)      (.26)      (.06)
                                                              -------     -------    -------     ------
Net asset value, end of year................................  $ 14.83     $ 13.20    $ 13.06     $10.35
                                                              -------     -------    -------     ------
Total return @..............................................    16.84%       2.81%     29.00%      4.11%
Net assets end of year (000s omitted).......................  $26,100     $20,994    $13,907     $3,117
Ratio of expenses to average daily net assets...............     1.44%       1.55%      1.75%      2.33%*
Ratio of net investment income to average daily net
  assets....................................................     1.18%       1.71%      1.68%      1.16%*
Portfolio turnover rate.....................................       65%         20%        15%         5%

                                                                                 Class B
                                                                -----------------------------------------
                                                                          Year Ended August 31,
                                                                -----------------------------------------
GROWTH & INCOME                                                   1999       1998      1997       1996+
---------------------------------------------------------------------------------------------------------
Net asset value, beginning of year..........................     $13.16     $13.03    $10.32     $10.00
                                                                 ------     ------    ------     ------

Operations:
  Investment income - net...................................        .07        .20       .11        .02
  Net realized and unrealized gain on investments...........       2.03        .07      2.77        .34
                                                                 ------     ------    ------     ------
Total from operations.......................................       2.10        .27      2.88        .36
                                                                 ------     ------    ------     ------

Distributions to shareholders:
  From investment income - net..............................       (.10)      (.13)     (.07)      (.04)
  From net realized gains on investments....................       (.39)      (.01)     (.10)        --
                                                                 ------     ------    ------     ------
Total distributions to shareholders.........................       (.49)      (.14)     (.17)      (.04)
                                                                 ------     ------    ------     ------
Net asset value, end of year................................     $14.77     $13.16    $13.03     $10.32
                                                                 ------     ------    ------     ------
Total return @..............................................      16.08%      1.99%    28.16%      3.55%
Net assets end of year (000s omitted).......................     $7,168     $5,159    $2,306     $  508
Ratio of expenses to average daily net assets...............       2.19%      2.30%     2.50%      3.08%*
Ratio of net investment income to average daily net
  assets....................................................        .41%       .96%      .92%       .35%*
Portfolio turnover rate.....................................         65%        20%       15%         5%

*     Annualized.
+ For the period from January 2, 1996 (commencement of operations) to August 31, 1996.
@ These are the total returns during the periods, including reinvestment of all dividend and capital gains distributions without adjustments for sales charge.

FORTIS STOCK FUNDS

--------------------------------------------------------------------------------

4. FINANCIAL HIGHLIGHTS (continued):

                                                                                 Class C
                                                                -----------------------------------------
                                                                          Year Ended August 31,
                                                                -----------------------------------------
GROWTH & INCOME                                                   1999       1998      1997       1996+
---------------------------------------------------------------------------------------------------------
Net asset value, beginning of year..........................     $13.16     $13.03    $10.33     $10.00
                                                                 ------     ------    ------     ------

Operations:
  Investment income - net...................................        .06        .20       .10        .03
  Net realized and unrealized gain on investments...........       2.03        .07      2.77        .34
                                                                 ------     ------    ------     ------
Total from operations.......................................       2.09        .27      2.87        .37
                                                                 ------     ------    ------     ------

Distributions to shareholders:
  From investment income - net..............................       (.10)      (.13)     (.07)      (.04)
  From net realized gains on investments....................       (.39)      (.01)     (.10)        --
                                                                 ------     ------    ------     ------
Total distributions to shareholders.........................       (.49)      (.14)     (.17)      (.04)
                                                                 ------     ------    ------     ------
Net asset value, end of year................................     $14.76     $13.16    $13.03     $10.33
                                                                 ------     ------    ------     ------
Total return @..............................................      16.00%      1.99%    28.03%      3.65%
Net assets end of year (000s omitted).......................     $2,445     $2,217    $1,290     $  302
Ratio of expenses to average daily net assets...............       2.19%      2.30%     2.50%      3.08%*
Ratio of net investment income to average daily net
  assets....................................................        .41%       .96%      .94%       .54%*
Portfolio turnover rate.....................................         65%        20%       15%         5%

                                                                                 Class H
                                                                -----------------------------------------
                                                                          Year Ended August 31,
                                                                -----------------------------------------
GROWTH & INCOME                                                   1999       1998      1997       1996+
---------------------------------------------------------------------------------------------------------
Net asset value, beginning of year..........................     $13.16     $13.03    $10.33     $10.00
                                                                 ------     ------    ------     ------

Operations:
  Investment income - net...................................        .06        .20       .10        .03
  Net realized and unrealized gain on investments...........       2.03        .07      2.77        .34
                                                                 ------     ------    ------     ------
Total from operations.......................................       2.09        .27      2.87        .37
                                                                 ------     ------    ------     ------

Distributions to shareholders:
  From investment income - net..............................       (.10)      (.13)     (.07)      (.04)
  From net realized gains on investments....................       (.39)      (.01)     (.10)        --
                                                                 ------     ------    ------     ------
Total distributions to shareholders.........................       (.49)      (.14)     (.17)      (.04)
                                                                 ------     ------    ------     ------
Net asset value, end of year................................     $14.76     $13.16    $13.03     $10.33
                                                                 ------     ------    ------     ------
Total return @..............................................      16.00%      1.99%    28.03%      3.65%
Net assets end of year (000s omitted).......................     $7,245     $6,306    $5,085     $1,286
Ratio of expenses to average daily net assets...............       2.19%      2.30%     2.50%      3.08%*
Ratio of net investment income to average daily net
  assets....................................................        .41%       .96%      .93%       .44%*
Portfolio turnover rate.....................................         65%        20%       15%         5%

*     Annualized.
+ For the period from January 2, 1996 (commencement of operations) to August 31, 1996.
@ These are the total returns during the periods, including reinvestment of all dividend and capital gains distributions without adjustments for sales charge.

--------------------------------------------------------------------------------

                                                                                       Class A
                                                              ---------------------------------------------------------
                                                                                Year Ended August 31,
                                                              ---------------------------------------------------------
CAPITAL                                                         1999         1998        1997        1996        1995
-----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year..........................  $  22.37     $  26.13    $  21.89    $  21.22    $  18.36
                                                              --------     --------    --------    --------    --------

Operations:
  Investment income (loss) - net............................      (.03)        (.08)       (.08)        .04         .08
  Net realized and unrealized gain on investments...........      6.73          .38        7.06         .67        3.62
                                                              --------     --------    --------    --------    --------
Total from operations.......................................      6.70          .30        6.98         .71        3.70
                                                              --------     --------    --------    --------    --------

Distributions to shareholders:
  From investment income - net..............................        --           --        (.01)       (.04)       (.08)
  From net realized gains on investments....................     (6.26)       (4.06)      (2.73)         --        (.76)
                                                              --------     --------    --------    --------    --------
Total distributions to shareholders.........................     (6.26)       (4.06)      (2.74)       (.04)       (.84)
                                                              --------     --------    --------    --------    --------
Net asset value, end of year................................  $  22.81     $  22.37    $  26.13    $  21.89    $  21.22
                                                              --------     --------    --------    --------    --------
Total return @..............................................     37.88%        1.56%      34.57%       3.36%      21.49%
Net assets end of year (000s omitted).......................  $551,551     $312,582    $340,949    $277,587    $291,263
Ratio of expenses to average daily net assets...............      1.10%        1.13%       1.18%       1.21%       1.24%
Ratio of net investment income (loss) to average daily net
  assets....................................................      (.08%)       (.28%)      (.33%)       .17%        .42%
Portfolio turnover rate.....................................       177%          71%         43%         28%         14%

                                                                                       Class B
                                                              ----------------------------------------------------------
                                                                                Year Ended August 31,
                                                              ----------------------------------------------------------
CAPITAL                                                         1999         1998        1997        1996        1995+
------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year..........................  $  21.73     $  25.67    $  21.69    $  21.14    $  18.35
                                                              --------     --------    --------    --------    --------

Operations:
  Investment income (loss) - net............................      (.43)        (.26)       (.35)       (.12)         --
  Net realized and unrealized gain on investments...........      6.73          .38        7.06         .67        3.58
                                                              --------     --------    --------    --------    --------
Total from operations.......................................      6.30          .12        6.71         .55        3.58
                                                              --------     --------    --------    --------    --------

Distributions to shareholders:
  From investment income - net..............................        --           --          --          --        (.03)
  From net realized gains on investments....................     (6.26)       (4.06)      (2.73)         --        (.76)
                                                              --------     --------    --------    --------    --------
Total distributions to shareholders.........................     (6.26)       (4.06)      (2.73)         --        (.79)
                                                              --------     --------    --------    --------    --------
Net asset value, end of year................................  $  21.77     $  21.73    $  25.67    $  21.69    $  21.14
                                                              --------     --------    --------    --------    --------
Total return @..............................................     36.94%         .80%      33.55%       2.60%      20.74%
Net assets end of year (000s omitted).......................  $ 24,847     $  9,339    $  7,284    $  4,097    $  1,527
Ratio of expenses to average daily net assets...............      1.85%        1.88%       1.93%       1.96%       1.99%*
Ratio of net investment income (loss) to average daily net
  assets....................................................      (.83%)      (1.03%)     (1.08%)      (.60%)      (.36%)*
Portfolio turnover rate.....................................       177%          71%         43%         28%         14%

*     Annualized.
+ For the period from November 14, 1994 (initial offering of shares) to August 31, 1995.
@ These are the total returns during the periods, including reinvestment of all dividend and capital gains distributions without adjustments for sales charge.

FORTIS STOCK FUNDS

--------------------------------------------------------------------------------

4. FINANCIAL HIGHLIGHTS (continued):

                                                                                       Class C
                                                              ----------------------------------------------------------
                                                                                Year Ended August 31,
                                                              ----------------------------------------------------------
CAPITAL                                                         1999         1998        1997        1996        1995+
------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year..........................  $  21.73     $  25.68    $  21.68    $  21.13    $  18.35
                                                              --------     --------    --------    --------    --------

Operations:
  Investment income (loss) - net............................      (.44)        (.27)       (.33)       (.12)         --
  Net realized and unrealized gain on investments...........      6.73          .38        7.06         .67        3.57
                                                              --------     --------    --------    --------    --------
Total from operations.......................................      6.29          .11        6.73         .55        3.57
                                                              --------     --------    --------    --------    --------

Distributions to shareholders:
  From investment income - net..............................        --           --          --          --        (.03)
  From net realized gains on investments....................     (6.26)       (4.06)      (2.73)         --        (.76)
                                                              --------     --------    --------    --------    --------
Total distributions to shareholders.........................     (6.26)       (4.06)      (2.73)         --        (.79)
                                                              --------     --------    --------    --------    --------
Net asset value, end of year................................  $  21.76     $  21.73    $  25.68    $  21.68    $  21.13
                                                              --------     --------    --------    --------    --------
Total return @..............................................     36.87%         .76%      33.68%       2.60%      20.68%
Net assets end of year (000s omitted).......................  $  5,715     $  2,453    $  1,432    $    824    $    344
Ratio of expenses to average daily net assets...............      1.85%        1.88%       1.93%       1.96%       1.99%*
Ratio of net investment income (loss) to average daily net
  assets....................................................      (.83%)      (1.03%)     (1.08%)      (.60%)      (.36%)*
Portfolio turnover rate.....................................       177%          71%         43%         28%         14%

                                                                                       Class H
                                                              ----------------------------------------------------------
                                                                                Year Ended August 31,
                                                              ----------------------------------------------------------
CAPITAL                                                         1999         1998        1997        1996        1995+
------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year..........................  $  21.74     $  25.68    $  21.69    $  21.14    $  18.35
                                                              --------     --------    --------    --------    --------

Operations:
  Investment income (loss) - net............................      (.43)        (.26)       (.34)       (.12)         --
  Net realized and unrealized gain on investments...........      6.73          .38        7.06         .67        3.58
                                                              --------     --------    --------    --------    --------
Total from operations.......................................      6.30          .12        6.72         .55        3.58
                                                              --------     --------    --------    --------    --------

Distributions to shareholders:
  From investment income - net..............................        --           --          --          --        (.03)
  From net realized gains on investments....................     (6.26)       (4.06)      (2.73)         --        (.76)
                                                              --------     --------    --------    --------    --------
Total distributions to shareholders.........................     (6.26)       (4.06)      (2.73)         --        (.79)
                                                              --------     --------    --------    --------    --------
Net asset value, end of year................................  $  21.78     $  21.74    $  25.68    $  21.69    $  21.14
                                                              --------     --------    --------    --------    --------
Total return @..............................................     36.91%         .80%      33.61%       2.60%      20.74%
Net assets end of year (000s omitted).......................  $ 40,760     $ 16,987    $ 14,468    $  8,052    $  4,052
Ratio of expenses to average daily net assets...............      1.85%        1.88%       1.93%       1.96%       1.99%*
Ratio of net investment income (loss) to average daily net
  assets....................................................      (.83%)      (1.03%)     (1.06%)      (.60%)      (.37%)*
Portfolio turnover rate.....................................       177%          71%         43%         28%         14%

*     Annualized.
+ For the period from November 14, 1994 (initial offering of shares) to August 31, 1995.
@ These are the total returns during the periods, including reinvestment of all dividend and capital gains distributions without adjustments for sales charge.

--------------------------------------------------------------------------------

                                                                                       Class A
                                                              ---------------------------------------------------------
                                                                                Year Ended August 31,
                                                              ---------------------------------------------------------
GROWTH                                                          1999         1998        1997        1996        1995
-----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year..........................  $  29.78     $  37.32    $  32.14    $  32.66    $  26.25
                                                              --------     --------    --------    --------    --------

Operations:
  Investment income (loss) - net............................      (.13)        (.11)       (.16)       (.11)       (.04)
  Net realized and unrealized gain (losses) on
    investments.............................................     10.72        (3.59)       8.41        1.30        6.95
                                                              --------     --------    --------    --------    --------
Total from operations.......................................     10.59        (3.70)       8.25        1.19        6.91
                                                              --------     --------    --------    --------    --------

Distributions to shareholders:
  From net realized gains...................................     (9.57)       (3.84)      (3.07)      (1.71)       (.50)
                                                              --------     --------    --------    --------    --------
Net asset value, end of period..............................  $  30.80     $  29.78    $  37.32    $  32.14    $  32.66
                                                              --------     --------    --------    --------    --------
Total return @..............................................     40.00%      (10.59%)     27.01%       4.09%      26.92%
Net assets end of period (000s omitted).....................  $734,282     $581,819    $734,654    $641,061    $670,753
Ratio of expenses to average daily net assets...............      1.06%        1.05%       1.07%       1.09%       1.13%
Ratio of net investment income (loss) to average daily net
  assets....................................................      (.44%)       (.29%)      (.45%)      (.33%)      (.13%)
Portfolio turnover rate.....................................       166%          61%         28%         32%         27%

                                                                                       Class B
                                                              ----------------------------------------------------------
                                                                                Year Ended August 31,
                                                              ----------------------------------------------------------
GROWTH                                                          1999         1998        1997        1996        1995+
------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year..........................  $  28.85     $  36.53    $  31.75    $  32.48    $  25.85
                                                              --------     --------    --------    --------    --------

Operations:
  Investment income (loss) - net............................      (.74)        (.25)       (.56)       (.32)       (.13)
  Net realized and unrealized gain (losses) on
    investments.............................................     10.72        (3.59)       8.41        1.30        7.26
                                                              --------     --------    --------    --------    --------
Total from operations.......................................      9.98        (3.84)       7.85         .98        7.13
                                                              --------     --------    --------    --------    --------

Distributions to shareholders:
  From net realized gains...................................     (9.57)       (3.84)      (3.07)      (1.71)       (.50)
                                                              --------     --------    --------    --------    --------
Net asset value, end of period..............................  $  29.26     $  28.85    $  36.53    $  31.75    $  32.48
                                                              --------     --------    --------    --------    --------
Total return @..............................................     38.98%      (11.25%)     26.02%       3.45%      28.17%
Net assets end of period (000s omitted).....................  $ 20,236     $ 12,417    $ 12,149    $  6,710    $  2,179
Ratio of expenses to average daily net assets...............      1.81%        1.80%       1.82%       1.84%       1.88%*
Ratio of net investment income (loss) to average daily net
  assets....................................................     (1.19%)      (1.04%)     (1.19%)     (1.07%)     (1.09%)*
Portfolio turnover rate.....................................       166%          61%         28%         32%         27%

*     Annualized.
+ For the period from November 14, 1994 (initial offering of shares) to August 31, 1995.
@ These are the total returns during the periods, including reinvestment of all dividend and capital gains distributions without adjustments for sales charge.

FORTIS STOCK FUNDS

--------------------------------------------------------------------------------

4. FINANCIAL HIGHLIGHTS (continued):

                                                                                       Class C
                                                              ----------------------------------------------------------
                                                                                Year Ended August 31,
                                                              ----------------------------------------------------------
GROWTH                                                          1999         1998        1997        1996        1995+
------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year..........................  $  28.85     $  36.52    $  31.75    $  32.49    $  25.85
                                                              --------     --------    --------    --------    --------

Operations:
  Investment income (loss) - net............................      (.74)        (.24)       (.57)       (.33)       (.10)
  Net realized and unrealized gain (losses) on
    investments.............................................     10.72        (3.59)       8.41        1.30        7.24
                                                              --------     --------    --------    --------    --------
Total from operations.......................................      9.98        (3.83)       7.84         .97        7.14
                                                              --------     --------    --------    --------    --------

Distributions to shareholders:
  From net realized gains...................................     (9.57)       (3.84)      (3.07)      (1.71)       (.50)
                                                              --------     --------    --------    --------    --------
Net asset value, end of period..............................  $  29.26     $  28.85    $  36.52    $  31.75    $  32.49
                                                              --------     --------    --------    --------    --------
Total return @..............................................     38.98%      (11.22%)     25.98%       3.41%      28.21%
Net assets end of period (000s omitted).....................  $  4,629     $  2,738    $  2,367    $  1,077    $    264
Ratio of expenses to average daily net assets...............      1.81%        1.80%       1.82%       1.84%       1.88%*
Ratio of net investment income to average daily net
  assets....................................................     (1.19%)      (1.04%)     (1.19%)     (1.07%)     (1.10%)*
Portfolio turnover rate.....................................       166%          61%         28%         32%         27%

                                                                                       Class H
                                                              ----------------------------------------------------------
                                                                                Year Ended August 31,
                                                              ----------------------------------------------------------
GROWTH                                                          1999         1998        1997        1996        1995+
------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year..........................  $  28.86     $  36.54    $  31.75    $  32.49    $  25.85
                                                              --------     --------    --------    --------    --------

Operations:
  Investment income (loss) - net............................      (.73)        (.25)       (.55)       (.33)       (.11)
  Net realized and unrealized gain (losses) on
    investments.............................................     10.72        (3.59)       8.41        1.30        7.25
                                                              --------     --------    --------    --------    --------
Total from operations.......................................      9.99        (3.84)       7.86         .97        7.14
                                                              --------     --------    --------    --------    --------

Distributions to shareholders:
  From net realized gains...................................     (9.57)       (3.84)      (3.07)      (1.71)       (.50)
                                                              --------     --------    --------    --------    --------
Net asset value, end of period..............................  $  29.28     $  28.86    $  36.54    $  31.75    $  32.49
                                                              --------     --------    --------    --------    --------
Total return @..............................................     39.00%      (11.25%)     26.05%       3.41%      28.21%
Net assets end of period (000s omitted).....................  $ 50,547     $ 34,453    $ 34,941    $ 21,176    $  6,867
Ratio of expenses to average daily net assets...............      1.81%        1.80%       1.82%       1.84%       1.88%*
Ratio of net investment income to average daily net
  assets....................................................     (1.19%)      (1.04%)     (1.19%)     (1.07%)     (1.10%)*
Portfolio turnover rate.....................................       166%          61%         28%         32%         27%

*     Annualized.
+ For the period from November 14, 1994 (initial offering of shares) to August 31, 1995.
@ These are the total returns during the periods, including reinvestment of all dividend and capital gains distributions without adjustments for sales charge.

--------------------------------------------------------------------------------

                                                                                    Class Z
                                                              ---------------------------------------------------
                                                                             Year Ended August 31,
                                                              ---------------------------------------------------
GROWTH                                                          1999         1998        1997          1996++
-----------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year..........................  $  30.00     $  37.47    $  32.18       $  31.61
                                                              --------     --------    --------       --------

Operations:
  Investment income (loss) - net............................      (.06)        (.04)       (.05)            --
  Net realized and unrealized gain (losses) on
    investments.............................................     10.86        (3.59)       8.41            .57
                                                              --------     --------    --------       --------
Total from operations.......................................     10.80        (3.63)       8.36            .57
                                                              --------     --------    --------       --------

Distributions to shareholders:
  From net realized gains...................................     (9.57)       (3.84)      (3.07)            --
                                                              --------     --------    --------       --------
Net asset value, end of period..............................  $  31.23     $  30.00    $  37.47       $  32.18
                                                              --------     --------    --------       --------
Total return @..............................................     40.49%      (10.34%)     27.34%          1.80%
Net assets end of period (000s omitted).....................  $119,548     $ 95,370    $112,356       $ 93,006
Ratio of expenses to average daily net assets...............       .81%         .80%        .82%           .84%*
Ratio of net investment income to average daily net
  assets....................................................      (.19%)       (.04%)      (.20%)          .01%*
Portfolio turnover rate.....................................       166%          61%         28%            32%

*     Annualized.
++ For the period from March 1, 1996 (commencement of operations) to August 31, 1996.
@ These are the total returns during the periods, including reinvestment of all dividend and capital gains distributions without adjustments for sales charge.

FORTIS STOCK FUNDS

--------------------------------------------------------------------------------

4. FINANCIAL HIGHLIGHTS (continued):

                                                                                  Class A
                                           --------------------------------------------------------------------------------------
                                                                           Year Ended August 31,
                                           --------------------------------------------------------------------------------------
CAPITAL APPRECIATION                         1999         1998        1997        1996          1995++              1994+++
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year.......  $  26.42     $  30.60    $  34.76    $  30.67       $  23.05            $  27.38
                                           --------     --------    --------    --------       --------            --------

Operations:
  Investment income (loss) - net.........      (.30)        (.35)       (.26)       (.29)          (.17)               (.12)
  Net realized and unrealized gain (loss)
    on investments.......................     18.42        (3.83)      (2.45)       4.61           7.79               (2.45)
                                           --------     --------    --------    --------       --------            --------
Total from operations....................     18.12        (4.18)      (2.71)       4.32           7.62               (2.57)
                                           --------     --------    --------    --------       --------            --------

Distributions to shareholders:
  From net realized gains on
    investments..........................     (8.50)          --       (1.18)       (.23)            --               (1.76)
  Tax return of capital..................        --           --        (.27)         --             --                  --
                                           --------     --------    --------    --------       --------            --------
Total distributions to shareholders......     (8.50)          --       (1.45)       (.23)            --               (1.76)
                                           --------     --------    --------    --------       --------            --------
Net asset value, end of year.............  $  36.04     $  26.42    $  30.60    $  34.76       $  30.67            $  23.05
                                           --------     --------    --------    --------       --------            --------
Total return @...........................     80.27%      (13.66%)     (7.89%)     14.21%         33.06%              (9.56%)
Net assets end of year (000s omitted)....  $147,346     $ 79,813    $105,422    $114,310       $ 90,918            $ 68,352
Ratio of expenses to average daily net
  assets.................................      1.50%        1.52%       1.55%       1.56%          1.69%*              1.62%
Ratio of net investment income (loss) to
  average daily net assets...............     (1.08%)       (.97%)      (.84%)      (.96%)         (.82%)*             (.61%)
Portfolio turnover rate..................       271%          47%         25%         34%            21%                 36%

                                                                                 Class B
                                                              ----------------------------------------------
                                                                          Year Ended August 31,
                                                              ----------------------------------------------
CAPITAL APPRECIATION                                            1999      1998     1997     1996     1995+
------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year..........................  $  25.90  $  30.16 $  34.46 $  30.57 $  22.45
                                                              --------  -------- -------- -------- --------

Operations:
  Investment income (loss) - net............................      (.91)     (.43)     (.40)     (.49)     (.35)
  Net realized and unrealized gain (loss) on investments....     18.42     (3.83)    (2.45)     4.61     8.47
                                                              --------  -------- -------- -------- --------
Total from operations.......................................     17.51     (4.26)    (2.85)     4.12     8.12
                                                              --------  -------- -------- -------- --------

Distributions to shareholders:
  From net realized gains on investments....................     (8.50)       --    (1.18)     (.23)       --
  Tax return of capital.....................................        --        --     (.27)       --       --
                                                              --------  -------- -------- -------- --------
Total distributions to shareholders.........................     (8.50)       --    (1.45)     (.23)       --
                                                              --------  -------- -------- -------- --------
Net asset value, end of year................................  $  34.91  $  25.90 $  30.16 $  34.46 $  30.57
                                                              --------  -------- -------- -------- --------
Total return @..............................................     79.35%   (14.12%)    (8.38%)    13.60%    36.17%
Net assets end of year (000s omitted).......................  $ 11,426  $  5,849 $  6,561 $  4,522 $    841
Ratio of expenses to average daily net assets...............      2.05%     2.07%     2.10%     2.11%     2.24%*
Ratio of net investment income (loss) to average daily net
  assets....................................................     (1.63%)    (1.52%)    (1.39%)    (1.47%)    (1.61%)*
Portfolio turnover rate.....................................       271%       47%       25%       34%       21%

*     Annualized.
+     For the period from November 14, 1994 (initial offering of shares) to August 31, 1995.
++    Ten-month period ended August 31, 1995.
+++   For the year ended October 31, 1994.
@     These are the total returns during the period, including
      reinvestment of all dividend and capital gains distributions without adjustments for sales charge.

--------------------------------------------------------------------------------

                                                                                       Class C
                                                              ----------------------------------------------------------
                                                                                Year Ended August 31,
                                                              ----------------------------------------------------------
CAPITAL APPRECIATION                                            1999         1998        1997        1996        1995+
------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year..........................  $  25.92     $  30.18    $  34.48    $  30.58    $  22.45
                                                              --------     --------    --------    --------    --------

Operations:
  Investment income (loss) - net............................      (.90)        (.43)       (.40)       (.48)       (.36)
  Net realized and unrealized gain (loss) on investments....     18.42        (3.83)      (2.45)       4.61        8.49
                                                              --------     --------    --------    --------    --------
Total from operations.......................................     17.52        (4.26)      (2.85)       4.13        8.13
                                                              --------     --------    --------    --------    --------

Distributions to shareholders:
  From net realized gains on investments....................     (8.50)          --       (1.18)       (.23)         --
  Tax return of capital.....................................        --           --        (.27)         --          --
                                                              --------     --------    --------    --------    --------
Total distributions to shareholders.........................     (8.50)          --       (1.45)       (.23)         --
                                                              --------     --------    --------    --------    --------
Net asset value, end of year................................  $  34.94     $  25.92    $  30.18    $  34.48    $  30.58
                                                              --------     --------    --------    --------    --------
Total return @..............................................     79.33%      (14.12%)     (8.38%)     13.62%      36.21%
Net assets end of year (000s omitted).......................  $  3,612     $  1,794    $  1,875    $  1,004    $    227
Ratio of expenses to average daily net assets...............      2.05%        2.07%       2.10%       2.11%       2.24%*
Ratio of net investment income (loss) to average daily net
  assets....................................................     (1.63%)      (1.52%)     (1.39%)     (1.46%)     (1.62%)*
Portfolio turnover rate.....................................       271%          47%         25%         34%         21%

                                                                                       Class H
                                                              ----------------------------------------------------------
                                                                                Year Ended August 31,
                                                              ----------------------------------------------------------
CAPITAL APPRECIATION                                            1999         1998        1997        1996        1995+
------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year..........................  $  25.92     $  30.18    $  34.48    $  30.58    $  22.45
                                                              --------     --------    --------    --------    --------

Operations:
  Investment income (loss) - net............................      (.90)        (.43)       (.40)       (.48)       (.36)
  Net realized and unrealized gain (loss) on investments....     18.42        (3.83)      (2.45)       4.61        8.49
                                                              --------     --------    --------    --------    --------
Total from operations.......................................     17.52        (4.26)      (2.85)       4.13        8.13
                                                              --------     --------    --------    --------    --------

Distributions to shareholders:
  From net realized gains on investments....................     (8.50)          --       (1.18)       (.23)         --
  Tax return of capital.....................................        --           --        (.27)         --          --
                                                              --------     --------    --------    --------    --------
Total distributions to shareholders.........................     (8.50)          --       (1.45)       (.23)         --
                                                              --------     --------    --------    --------    --------
Net asset value, end of year................................  $  34.94     $  25.92    $  30.18    $  34.48    $  30.58
                                                              --------     --------    --------    --------    --------
Total return @..............................................     79.33%      (14.12%)     (8.38%)     13.62%      36.21%
Net assets end of year (000s omitted).......................  $ 20,755     $ 11,933    $ 13,379    $  9,575    $  2,115
Ratio of expenses to average daily net assets...............      2.05%        2.07%       2.10%       2.11%       2.24%*
Ratio of net investment income (loss) to average daily net
  assets....................................................     (1.63%)      (1.52%)     (1.39%)     (1.46%)     (1.62%)*
Portfolio turnover rate.....................................       271%          47%         25%         34%         21%

*     Annualized.
+ For the period from November 14, 1994 (initial offering of shares) to August 31, 1995.
@ These are the total returns during the period, including reinvestment of all dividend and capital gains distributions without adjustments for sales charge.

INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders

Fortis Advantage Portfolios, Inc.

Fortis Equity Portfolios, Inc.

Fortis Growth Fund, Inc.:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments in securities, of Asset Allocation Portfolio and Capital Appreciation Portfolio (portfolios within Fortis Advantage Portfolios, Inc.), Fortis Capital Fund, Fortis Value Fund, and Fortis Growth & Income Fund (portfolios within Fortis Equity Portfolios, Inc.), and Fortis Growth Fund, Inc. as of August 31, 1999 and the related statements of operations for the year then ended, and the statements of changes in net assets for each of the years in the two-year period ended August 31, 1999 and the financial highlights for each of the periods presented. These financial statements and the financial highlights are the responsibility of management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Investment securities held in custody are confirmed to us by the custodian. As to securities purchased and sold but not received or delivered, and securities on loan, we carry out other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and the financial highlights referred to above present fairly, in all material respects, the financial position of Asset Allocation Portfolio, Capital Appreciation Portfolio, Fortis Capital Fund, Fortis Value Fund, Fortis Growth & Income Fund, and Fortis Growth Fund, Inc. as of August 31, 1999 and the results of their operations for the year then ended, and the changes in their net assets for each of the years in the two-year period ended August 31, 1999 and the financial highlights for the periods presented, in conformity with generally accepted accounting principles.

KPMG LLP

Minneapolis, Minnesota
October 8, 1999

FEDERAL INCOME TAX INFORMATION

The information set forth below is for the funds fiscal year as required by federal tax law. Shareholders, however, must report distributions on a calendar year basis for income tax purposes which may include distributions of two fiscal years of the fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in early 2000. Shareholders may wish to consult a tax advisor on how to report distributions for state and local purposes.

Fortis Asset Allocation Portfolio, Fortis Value Fund and Fortis Growth & Income Fund paid income distributions, taxable as dividend income, of which 15.36%, 11.62% and 100% and qualified for deduction by corporations. Detailed below are the per share distributions made for the fiscal year ended August 31, 1999.

ASSET ALLOCATION

RECORD DATES                                                 Class A  Class B  Class C  Class H  Class Z
                                                             --------------------------------------------
Ordinary Income Per Share
Net Investment Income Per Share
September 23, 1998..........................................  $0.087   $0.062   $0.062   $0.062        -
December 23, 1998...........................................   0.052    0.026    0.026    0.026        -
March 23, 1998..............................................   0.080    0.055    0.055    0.055        -
June 23, 1999...............................................   0.071    0.046    0.046    0.046        -
                                                              ------   ------   ------   ------   ------
Total Distributions.........................................   0.290    0.189    0.189    0.189        -
                                                              ------   ------   ------   ------   ------
Short-Term Capital Gain Per Share
December 23, 1999...........................................  0.0621   0.0621   0.0621   0.0621        -
                                                              ------   ------   ------   ------   ------
Long-Term Capital Gain Per Share
December 23, 1999...........................................  1.8979   1.8979   1.8979   1.8979        -
                                                              ------   ------   ------   ------   ------
VALUE
RECORD DATE
Ordinary Income Per Share
Net Investment Income Per Share
December 18, 1998...........................................  $0.049   $    -   $    -   $    -
                                                              ------   ------   ------   ------
Total Distributions.........................................   0.049        -        -        -
                                                              ------   ------   ------   ------
Short-Term Capital Gain Per Share
December 18, 1998...........................................  0.2455   0.2455   0.2455   0.2455
                                                              ------   ------   ------   ------
Long-Term Capital Gain Per Share
December 18, 1998...........................................  1.0565   1.0565   1.0565   1.0565
                                                              ------   ------   ------   ------
GROWTH & INCOME
RECORD DATE
Ordinary Income Per Share
Net Investment Income Per Share
September 23, 1998..........................................  $0.073   $0.046   $0.046   $0.046
December 23, 1998...........................................   0.062    0.034    0.034    0.034
March 23, 1999..............................................   0.049    0.021    0.021    0.021
                                                              ------   ------   ------   ------
Total Distributions.........................................   0.184    0.101    0.101    0.101
                                                              ------   ------   ------   ------
Short-Term Capital Gain Per Share
December 23, 1998...........................................  0.0865   0.0865   0.0865   0.0865
                                                              ------   ------   ------   ------
Long-Term Capital Gain Per Share
December 23, 1998...........................................  0.3035   0.3035   0.3035   0.3035
                                                              ------   ------   ------   ------
CAPITAL
RECORD DATE
Ordinary Income Per Share
Net Investment Income Per Share
Total Distributions.........................................  $    -   $    -   $    -   $    -
                                                              ------   ------   ------   ------
Long-Term Capital Gain Per Share
October 19, 1998............................................  6.2620   6.2620   6.2620   6.2620
                                                              ------   ------   ------   ------
GROWTH
RECORD DATE
Ordinary Income Per Share
Net Investment Income Per Share
Total Distributions.........................................  $    -   $    -   $    -   $    -   $    -
                                                              ------   ------   ------   ------   ------
Long-Term Capital Gain Per Share
December 18, 1998...........................................  9.5700   9.5700   9.5700   9.5700   9.5700
                                                              ------   ------   ------   ------   ------

CAPITAL APPRECIATION
RECORD DATE
Ordinary Income Per Share
Net Investment Income Per Share
Total Distributions.........................................  $    -   $    -   $    -   $    -
                                                              ------   ------   ------   ------
Long-Term Capital Gain Per Share
December 18,1998............................................  8.5000   8.5000   8.5000   8.5000
                                                              ------   ------   ------   ------

DIRECTORS AND OFFICERS

DIRECTORS          Richard W. Cutting       CPA AND FINANCIAL CONSULTANT
                   Allen R. Freedman        CHAIRMAN AND CHIEF EXECUTIVE OFFICER, FORTIS, INC. MANAGING
                                              DIRECTOR OF
                                              FORTIS INTERNATIONAL, N.V.
                   Dr. Robert M. Gavin      PRESIDENT, CRANBROOK EDUCATION COMMUNITY. PRIOR TO JULY
                                              1996, PRESIDENT MACALESTER COLLEGE
                   Benjamin S. Jaffray      CHAIRMAN, SHEFFIELD GROUP, LTD.
                   Jean L. King             PRESIDENT, COMMUNI-KING
                   Dean C. Kopperud         CHIEF EXECUTIVE OFFICER AND DIRECTOR,
                                              FORTIS ADVISERS, INC. PRESIDENT AND DIRECTOR,
                                              FORTIS INVESTORS, INC. PRESIDENT - FORTIS FINANCIAL GROUP,
                                              FORTIS BENEFITS INSURANCE COMPANY AND SENIOR VICE
                                              PRESIDENT, FORTIS INSURANCE COMPANY
                   Edward M. Mahoney        PRIOR TO JANUARY 1995, CHAIRMAN AND
                                              CHIEF EXECUTIVE OFFICER, FORTIS ADVISERS, INC.,
                                              FORTIS INVESTORS, INC.
                   Robb L. Prince           FINANCIAL AND EMPLOYEE BENEFIT CONSULTANT. PRIOR TO JULY
                                              1995, VICE PRESIDENT AND TREASURER, JOSTENS, INC.
                   Leonard J. Santow        PRINCIPAL, GRIGGS & SANTOW, INC.
                   Noel Shadko              MARKETING CONSULTANT. PRIOR TO MAY 1996, SENIOR VICE
                                              PRESIDENT OF MARKETING & STRATEGIC PLANNING, ROLLERBLADE,
                                              INC.
                   Joseph M. Wikler         INVESTMENT CONSULTANT AND PRIVATE INVESTOR. PRIOR TO JANUARY
                                              1994, DIRECTOR OF RESEARCH, CHIEF INVESTMENT OFFICER,
                                              PRINCIPAL, AND DIRECTOR, THE ROTHSCHILD CO.

OFFICERS

Dean C. Kopperud
  PRESIDENT AND DIRECTOR
Robert W. Beltz, Jr.
  VICE PRESIDENT
James S. Byrd
  VICE PRESIDENT
Peggy L. Ettestad
  VICE PRESIDENT
Tamara L. Fagely
  VICE PRESIDENT AND TREASURER
Howard G. Hudson
  VICE PRESIDENT
Dickson W. Lewis
  VICE PRESIDENT
Lucinda S. Mezey
  VICE PRESIDENT
David A. Peterson
  VICE PRESIDENT
Scott R. Plummer
  VICE PRESIDENT
Rhonda J. Schwartz
  VICE PRESIDENT
Melinda S. Urion
  VICE PRESIDENT
Gary N. Yalen
  VICE PRESIDENT
Michael J. Radmer
  SECRETARY

INVESTMENT MANAGER, REGISTRAR AND           Fortis Advisers, Inc.
TRANSFER AGENT                              BOX 64284, ST. PAUL, MINNESOTA 55164

PRINCIPAL UNDERWRITER                       Fortis Investors, Inc.
                                            BOX 64284, ST. PAUL, MINNESOTA 55164

CUSTODIAN                                   Norwest Bank Minnesota N.A.
                                            MINNEAPOLIS, MINNESOTA

GENERAL COUNSEL                             Dorsey & Whitney LLP
                                            MINNEAPOLIS, MINNESOTA

INDEPENDENT AUDITORS                        KPMG LLP
                                            MINNEAPOLIS, MINNESOTA

The use of this material is authorized only when preceded or accompanied by a prospectus.

FORTIS FINANCIAL GROUP'S OTHER PRODUCTS AND SERVICES

MUTUAL FUNDS/PORTFOLIOS            Fortis Bond Funds              MONEY FUND
CONVENIENT ACCESS TO A BROAD                                      U.S. GOVERNMENT SECURITIES FUND
RANGE OF SECURITIES                                               TAX-FREE NATIONAL PORTFOLIO
                                                                  TAX-FREE MINNESOTA PORTFOLIO
                                                                  STRATEGIC INCOME FUND
                                                                  HIGH YIELD PORTFOLIO
                                   Fortis Stock Funds             ASSET ALLOCATION PORTFOLIO
                                                                  VALUE FUND
                                                                  GROWTH & INCOME FUND
                                                                  CAPITAL FUND
                                                                  GLOBAL GROWTH PORTFOLIO
                                                                  GROWTH FUND
                                                                  INTERNATIONAL EQUITY PORTFOLIO
                                                                  CAPITAL APPRECIATION PORTFOLIO
FIXED AND VARIABLE ANNUITIES       Fortis Opportunity Fixed       FIXED ACCOUNT
TAX-DEFERRED INVESTING             & Variable Annuity             MONEY MARKET SUBACCOUNT
                                   Masters Variable Annuity       U.S. GOVERNMENT SECURITIES SUBACCOUNT
                                                                  DIVERSIFIED INCOME SUBACCOUNT
                                   Empower Variable               GLOBAL BOND SUBACCOUNT
                                   Annuity                        HIGH YIELD SUBACCOUNT
                                   Income Preferred               GLOBAL ASSET ALLOCATION SUBACCOUNT
                                   Variable Annuity               ASSET ALLOCATION SUBACCOUNT
                                                                  VALUE SUBACCOUNT
                                                                  GROWTH & INCOME SUBACCOUNT
                                                                  S&P 500 INDEX SUBACCOUNT
                                                                  BLUE CHIP STOCK SUBACCOUNT
                                                                  INTERNATIONAL STOCK SUBACCOUNT
                                                                  MID CAP STOCK SUBACCOUNT
                                                                  SMALL CAP VALUE SUBACCOUNT
                                                                  GLOBAL GROWTH SUBACCOUNT
                                                                  LARGE CAP GROWTH SUBACCOUNT
                                                                  GROWTH STOCK SUBACCOUNT
                                                                  AGGRESSIVE GROWTH SUBACCOUNT
                                   Fortune Fixed Annuities        SINGLE PREMIUM ANNUITY
                                                                  FLEXIBLE PREMIUM ANNUITY
                                   Income Annuities               GUARANTEED FOR LIFE
                                                                  GUARANTEED FOR A SPECIFIED PERIOD
LIFE                               Wall Street Series             FIXED ACCOUNT
INSURANCE PROTECTION AND           Variable Universal Life        MONEY MARKET SUBACCOUNT
TAX-DEFERRED INVESTMENT            Insurance                      U.S. GOVERNMENT SECURITIES SUBACCOUNT
OPPORTUNITY                                                       DIVERSIFIED INCOME SUBACCOUNT
                                                                  GLOBAL BOND SUBACCOUNT
                                                                  HIGH YIELD SUBACCOUNT
                                                                  GLOBAL ASSET ALLOCATION SUBACCOUNT
                                                                  ASSET ALLOCATION SUBACCOUNT
                                                                  VALUE SUBACCOUNT
                                                                  GROWTH & INCOME SUBACCOUNT
                                                                  S&P 500 INDEX SUBACCOUNT
                                                                  BLUE CHIP STOCK SUBACCOUNT
                                                                  INTERNATIONAL STOCK SUBACCOUNT
                                                                  MID CAP STOCK SUBACCOUNT
                                                                  SMALL CAP VALUE SUBACCOUNT
                                                                  GLOBAL GROWTH SUBACCOUNT
                                                                  LARGE CAP GROWTH SUBACCOUNT
                                                                  GROWTH STOCK SUBACCOUNT
                                                                  AGGRESSIVE GROWTH SUBACCOUNT
                                   Adaptable Life
                                   Universal Life
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FORTIS FINANCIAL GROUP manages and distributes mutual funds, annuities and life insurance products. The mutual funds, variable life and variable annuity products are distributed through FORTIS INVESTORS, INC. and managed by FORTIS
ADVISERS, INC. The insurance products are issued by FORTIS BENEFITS INSURANCE
COMPANY, FIRST FORTIS LIFE INSURANCE COMPANY and FORTIS INSURANCE COMPANY.

FOR MORE COMPLETE INFORMATION, INCLUDING CHARGES AND EXPENSES, SEND FOR A
PROSPECTUS. WRITE TO: FORTIS INVESTORS, INC., P.O. BOX 64284, ST. PAUL, MN
55164. READ IT CAREFULLY BEFORE INVESTING OR SENDING MONEY.
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FORTIS MEANS STEADFAST

Fortis means "steadfast" in Latin. The worldwide Fortis family of companies lives up to the name, and has each day since the 1800s, with flexible solutions tailored to our customers' individual needs. We deliver the stability you require today ... and tomorrow. You can count on it.

Fortis Financial Group offers annuities, life insurance and mutual funds through its broker/dealer Fortis Investors, Inc. We're part of Fortis, Inc., a financial services company that provides specialty insurance and investment products to individuals, businesses, associations and other financial services organizations throughout the United States.

Fortis, Inc. is part of Fortis, Inc. is part of the international Fortis group, which operates in the fields of insurance, banking and investments.
Fortis' listed companies are Fortis (B) of Belgium and Fortis (NL) of the Netherlands.

Fortis: steadfast for YOU!

FORTIS FINANCIAL GROUP

Fund management offered
through Fortis Advisers, Inc. since 1949

Securities offered through Fortis
Investors, Inc., member NASD, SIPC

Insurance products offered through
Fortis Benefits Insurance Company &
Fortis Insurance Company

P.O. Box 64284, St. Paul, MN 55164-0284
Telephone (800) 800-2000
http://www.ffg.us.fortis.com


FORTIS FINANCIAL GROUP
P.O. Box 64284
St. Paul, MN 55164-0284

Fortis Stock Funds


Bulk Rate
U.S. Postage
PAID
Permit No. 3794
Minneapolis, MN

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Printed on recycled paper with forty percent preconsumer waste and ten percent post consumer waste. Please recycle.

The Fortis brandmark and Fortis-Registered Trademark- are servicemarks of Fortis (B) and Fortis (NL).

98144 -C- Fortis, Inc. 10/99